[LOGO OMITTED]
DEUTSCHE ASSET MANAGEMENT

[GRAPHIC OMITTED]

                                                                     Mutual Fund
                                                                   Annual Report

                                                                October 31, 2001


Municipal Bond Fund
Short-Term Municipal  Bond Fund
Fixed Income Fund
Short-Term Fixed Income Fund
High Yield Bond Fund

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ................................... 3
              PERFORMANCE COMPARISON ...................................12

              DOMESTIC FIXED INCOME FUNDS
                 Schedules of Investments ..............................22
                 Statements of Assets and Liabilities ..................74
                 Statements of Operations ..............................76
                 Statements of Changes in Net Assets ...................78
                 Financial Highlights ..................................80
                 Notes to Financial Statements .........................90
                 Report of Independent Accountants .....................97
                 Tax Information .......................................97



                             ---------------------
              The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                             ---------------------

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this annual report for Deutsche Asset Management's Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund (the 'Funds').

We are also pleased to announce that Morningstar(R) continued to recognize several of the Funds for their strong investment performance.1 Most notably, many of our fixed income offerings' Institutional Classes received a high Overall Morningstar Rating(TM) based on their risk-adjusted performance.

As of October 31, 2001:
o Municipal Bond Fund Institutional Class was rated 5-stars out of 1,647 Municipal Bond Funds.
o Fixed Income Fund Institutional Class was rated 5-stars out of 1,815 Taxable Bond Funds.
o Short-Term Municipal Bond Fund Institutional Class was rated 5-stars out of 1,647 Municipal Bond Funds.
o Short-Term Fixed Income Fund Institutional Class was rated 5-stars out of 1,815 Taxable Bond Funds.

In the pages that follow, you will find a discussion of the Funds' investment performance by the portfolio management teams. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the 12-month period ended October 31, 2001.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds, and we appreciate your continued support and confidence.

Sincerely,

/S/ David W. Baldt

David W. Baldt, Managing Director and Lead Manager of Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund and Short-Term Fixed Income Fund

/S/ Andrew Cestone

Andrew Cestone, Portfolio Manager of
High Yield Bond Fund

--------------------------------------------------------------------------------
TAX-EXEMPT FIXED INCOME FUNDS
o MUNICIPAL BOND FUND
o SHORT-TERM MUNICIPAL BOND FUND

MARKET REVIEW
The municipal bond markets performed well through the annual period, as the available supply of municipal bonds remained strong and retail demand remained steady. On the supply side, municipalities overall took advantage of declining interest rates to refinance existing debt. In fact, new issuance increased by approximately 39% during the 12 months ended October 31, 2001 as compared to the one year prior. On the demand side, investors looked to the perceived safety of municipal bonds in the wake of a weakening US economy, an anemic and volatile equity market and both economic and financial market uncertainty following the terrorist attacks of September 11. Municipal bond funds received record net inflows, especially in the last few months of the annual period. Even before the tragic events of September 11, inflows to municipal bond funds during the month of August totaled $2.92 billion-the highest amount seen in 7-1/2 years.

In large part, changes in yields in the municipal bond market mirrored those changes in yields in the US Treasury market, although driven by some similar and some different factors. For example, due to a severely weakened global economy, nine straight Federal Reserve Board interest rate cuts from January through October

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Morningstar(R) proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from the Funds' three-, five- and ten-year (if applicable) average annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day US Treasury-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the Funds' three-, five- and ten-year (if applicable) risk-adjusted performance. As of October 31, 2001, Municipal Bond Fund Institutional Class was rated five stars among 1,647 and 1,442 Municipal Bond Funds for the three- and five-year periods, respectively. Fixed Income Fund Institutional Class was rated five stars among 1,815 and 1,353 Taxable Bond Funds for the three- and five-year periods, respectively. Short-Term Municipal Bond Fund Institutional Class was rated five stars among 1,647 and 1,442 Municipal Bond Funds for the three- and five-year periods, respectively. Short-Term Fixed Income Fund Institutional Class was rated five stars among 1,815 and 1,353 Taxable Bond Funds for the three- and five-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Funds were rated exclusively against US-domiciled funds. Ratings are for the Institutional Classes only; other classes may vary.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

2001 and the terrorist attacks of September 11, both US Treasury and municipal market yields declined. Short-term US Treasury yields reached their lowest levels in nearly four decades. Long-term US Treasury yields were at average levels based on the last 150 years of history. Municipal market yields also drifted lower. The yield on a two-year AAA municipal bond fell 2.03% over the annual period, while the yield on a 30-year AAA General Obligation municipal bond decreased by 0.66%.

However, such factors that impacted the US Treasury market as a flight to quality by foreign investors and the US Treasury's efforts to reduce debt issuance and retire existing older debt through a buyback program were unrelated to the municipal market. As a result, municipal yields relative to US Treasury yields were at historically high levels, given that the US' current top federal tax bracket is 39.6%. Specifically, on October 31, 2001, the yield on a 30-year AAA General Obligation bond was 101% of the yield on the 30-year US Treasury bond. Historically, the yield on a 30-year AAA General Obligation bond is 82% to 83% of the yield on a 30-year US Treasury bond. Clearly, this made municipal bonds extremely attractive relative to US Treasuries at the end of the annual period.

o MUNICIPAL BOND FUND
The Municipal Bond Fund Institutional Class slightly underperformed its benchmark and its Lipper category average for the 12 months ended October 31, 2001. The Institutional Class produced an annual return of 8.90%, compared to 9.48% for the Lehman 5-Year General Obligation (GO) Index and 9.23% for the Lipper Intermediate Muni Debt Funds Average. Since the inception of the Fund in December 1991, we have sought to provide shareholders with a high level of federally tax-exempt income consistent with the preservation of capital, without investing exclusively in long-term bonds.

In pursuit of this goal, we focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls. Duration was held relatively constant during the period in line with our intermediate strategy.

We also focused during the annual period on the purchase of government-backed bonds, ie, escrowed-to-maturity, prerefunded and federal agency-backed issues, as these high quality issues offered attractive yields. Also, strong retail demand in high tax states such as California allowed the Fund to participate in swap opportunities to add value.

                                                               CUMULATIVE                        AVERAGE ANNUAL
                                                            TOTAL RETURNS                         TOTAL RETURNS
   Periods Ended                      1 Year  3 Years   5 Years     Since  1 Year  3 Years   5 Years      Since
   October 31, 2001                                           Inception 2                           Inception 2
----------------------------------------------------------------------------------------------------------------
 Municipal Bond Fund 1
   Institutional Class                 8.90%   15.03%   31.74%   100.04%    8.90%     4.78%     5.67%    7.27%
   Investment Class                    8.63%   14.22%     n/a     23.02%    8.63%     4.53%      n/a     4.99%
----------------------------------------------------------------------------------------------------------------
 Lehman Brothers 5-Year
   G.O. Index 3                        9.48%   17.06%   32.81%    79.18%    9.48%     5.39%     5.84%    6.07%
----------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Municipal
   Debt Funds Average 4                9.23%   14.36%   30.39%    76.48%    9.23%     4.57%     5.44%    5.94%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. For certain investors, a portion of the Fund's income may be subject to the federal alternative minimum tax. Distributions of the Funds' income and capital gains may be subject to state and local taxes.
2 The Fund's inception dates are: Institutional Class: December 13, 1991,
  Investment Class: July 30, 1997. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the period beginning December 31, 1991.
3 The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

o SHORT-TERM MUNICIPAL BOND FUND
The Short-Term Municipal Bond Fund Institutional Class closely tracked its benchmark index for the twelve months ended October 31, 2001. The Institutional Class produced an annual return of 6.40%, compared to 6.54% for the Lehman 1-Year General Obligation Index. The Fund outperformed its Lipper category average, which returned 6.07% for the same period. The Short-Term Municipal Bond Fund is a diversified portfolio of federally tax-exempt municipal securities with a dollar weighted effective average maturity of no longer than three years. This very short duration is intended to provide investors with an attractive investment alternative to lower yielding tax-free money market funds. We seek to achieve relative stability of principal in the Fund by investing in bonds with short-term maturities and anticipated early redemptions.

During the annual period, we continued to add value through individual security selection of attractively priced bonds. We continue to believe that bonds with sinking fund retirements and mortgage prepayment calls offer attractive investment opportunities, and we maintain our investments in these securities.

MARKET OUTLOOK
As the US economy continues to weaken and quite possibly heads into a recession, state and local governments may be faced with declining revenue sources and may have to cut services, raise revenues or issue more debt. Based on our focus on high-quality bonds in both the Municipal Bond Fund and Short-Term Municipal Bond Fund, we believe our portfolios are well-positioned for this changing environment. We continue to find significant value in government-backed municipals and municipal bonds issued with enhanced credit features, such as a bank letter of credit or insurance by a third party.

                                                               CUMULATIVE                        AVERAGE ANNUAL
                                                            TOTAL RETURNS                         TOTAL RETURNS
   Periods Ended                      1 Year  3 Years   5 Years     Since  1 Year  3 Years   5 Years      Since
   October 31, 2001                                           Inception 2                           Inception 2
----------------------------------------------------------------------------------------------------------------
 Short-Term Municipal Bond Fund 1
   Institutional Class                 6.40%   13.77%   28.36%    41.89%    6.40%     4.40%    5.12%     5.40%
   Investment Class                    6.03%   13.32%     n/a     18.76%    6.03%     4.26%     n/a      4.50%
--------------------------------------------------------------------------------------------------------------
 Lehman Brothers 1-Year G.O.Index 3    6.54%   15.00%   26.39%    36.92%    6.54%     4.77%    4.80%     4.88%
--------------------------------------------------------------------------------------------------------------
 iMoneyNet All Tax-Free
   Money Funds Average 4               2.66%    9.05%   15.85%    21.78%    2.66%     2.93%    2.98%     3.03%
--------------------------------------------------------------------------------------------------------------
 Lipper Short Municipal
   Debt Funds Average 5                6.07%   12.85%   23.82%    33.48%    6.07%     4.11%    4.36%     4.48%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. For certain investors, a portion of the Fund's income may be subject to the federal alternative minimum tax. Distributions of the Fund's income and capital gains may be subject to state and local taxes.
2 The Fund's inception dates are: Institutional Class: March 6, 1995, Investment
  Class: December 3, 1997. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the period beginning March 31, 1995.
3 The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990. On June 30, 2001, the Fund changed its primary benchmark from the iMoneyNet All Tax-Free Money Funds Average to the Lehman 1-Year General Obligation Index as the Lehman index more closely reflects the duration and composition of the Fund.
4 iMoneyNet-All Tax-Free Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and contains national and state-specific, and institutional and retail money market funds. 5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

At the same time, we believe municipal bonds remain historically attractive relative to other fixed income asset classes. Supply conditions continue to be strong, as municipalities capitalize on lower interest rates and refund older debt. Retail and institutional demand for municipal bonds remains steady.

--------------------------------------------------------------------------------
TAXABLE FIXED INCOME FUNDS:
INVESTMENT GRADE
o FIXED INCOME FUND
o SHORT-TERM FIXED INCOME FUND

MARKET REVIEW
The US investment grade fixed income markets produced strong performance through the annual period ended October 31, 2001. The Lehman Aggregate Bond Index returned 14.56% for the 12 months, and the Lehman US Government/Credit Index returned 15.32% for the same period. Nominal US fixed income returns over the fiscal year were boosted by a series of seven 0.50% and two 0.25% interest rate cuts by the Federal Reserve Board. Yields across the entire yield curve were driven lower. The overnight targeted fed funds rate ended the fiscal year at 2.50%, 4.00% lower than it stood one year prior.

As is usual during periods of aggressive easing cycles by the Federal Reserve Board, the US Treasury yield curve steepened dramatically during this fiscal year. The 2-year Treasury note led the curve lower, declining by 3.49% over the twelve months. The 5-year Treasury declined by 2.33%; the 10-year Treasury fell by 1.52%; and the 30-year Treasury, which is more highly correlated with inflation expectations, declined by 0.91% over the annual period. Overall, then, the US Treasury yield curve steepened by more than 2.58% during the year to a yield spread of 2.45% between the 2-year Treasury note and the 30-year Treasury bond. This steepening had important implications outside the US Treasury market as well--especially during this time of slow US economic growth.

The steepened US Treasury yield curve affected economic stimulus by increasing return potential and, consequently, the risk appetite of financial institutions. By increasing the yield spread between short-term funding and longer-term lending rates, lenders had an incentive to extend credit to the marginal borrower. Corporate and consumer borrowers, in turn, were enticed by lower interest rates and easier credit to take on marginal new debt or refinance existing debt. By doing so, these borrowers either generate new spending or free up discretionary spending potential, respectively. Such activity impacted fixed income investors, as the leveraging and refinancing wave resulted in record supply of debt issuance in the first half of calendar 2001. Typically, yield spreads will widen to reflect issuers' willingness to pay slightly more to attract investor focus in the midst of such a supply wave. However, during the reporting period, the strength of the US dollar together with the steep US dollar swap curve attracted sufficient capital to spread sectors--ie, the corporate, mortgage and asset-backed sectors--to enable the atypical result of tighter yield spreads during a period of record supply and economic deceleration.

A review of the year certainly would be remiss without bringing up the tragedy of September 11. The heinous acts committed against a mass civilian population not only shattered the collective security of democratic governments and their citizens, but also jilted an already hamstrung world economy. The most overt of these effects within the fixed income markets was the further steepening of the US Treasury yield curve. After September 11, there was a growing consensus for a return to federal budget deficits, given President Bush's pledge to cut taxes at a time when tax receipts are likely to fall and defense expenditures are likely to escalate. As budget surplus projections grew in recent years, investors bid up the price of US Treasury securities in the belief that reduced issuance and expanded buybacks by the US Treasury itself would create lower supply and thus greater price increases in the future. The revised outlook for increased US Treasury issuance resulting from the new fiscal policy reality began to cause an unwinding of that scarcity premium in US Treasury bonds.

Coincident with this diminished scarcity premium for US Treasuries, generational lows in interest rates increased demand for receive-fixed interest rate swaps. This combination tightened swap spreads to levels not seen since before the 1998 Russian default/Long Term Capital

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Hedge Fund crisis. (A receive-fixed interest rate swap is a financial contract whereby the buyer agrees to receive a fixed interest rate over a defined term in exchange for the obligation to pay a floating interest rate over the same term. The buyer profits if interest rates fall during the term of the contract, such that the floating rate they must pay resets to a lower rate while they continue to receive the higher fixed rate. The swap spread is the difference in yield between a receive-fixed interest rate swap and the US Treasury rate of equal maturity.) The importance of swap spreads to fixed income investors has grown in recent years as a result of the actual and projected decline of the size of the US Treasury market. The percentage of US Treasuries in the Lehman Aggregate Bond Index has dropped from 49% just three years ago to 29% midway through 2001. The result was that the investment grade fixed income sectors subsequently diverged, such that structured bonds, such as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, evolved toward using swaps as a benchmark security off of which to price risk assets. Corporate bonds continued to value risk and trade against a US Treasury benchmark.

For the 12 months, asset-backed securities performed the best of the US fixed income sectors, outperforming US Treasuries by 1.48%. US Agency securities and commercial mortgages came in second and third, with 1.29% and 0.72% returns in excess of US Treasuries, respectively. The corporate sector and the residential mortgage sector underperformed US Treasuries for the fiscal year.

o FIXED INCOME FUND
The Fixed Income Fund Institutional Class outperformed its benchmark index for the 12 months ended October 31, 2001. The Institutional Class returned 15.56% for the annual period, as compared to 14.56% for the Lehman Brothers Aggregate Bond Index. The Fund also outperformed its Lipper category average, which returned 13.39% for the same period. We stayed true to our guiding principle that regardless of the direction of interest rates, we will use a focused bottom-up approach to determine fundamental value in individual issues as we seek to provide outstanding risk-adjusted returns over the long term.

The Fund primarily benefited from its higher allocation to spread sectors. During the first quarter of the fiscal year, the sharply steeper yield curve improved the technicals in the spread sectors, and these sectors rallied accordingly. By the second fiscal quarter, however, fundamental concerns re-emerged. For example, equity markets continued to free-fall despite

                                                               CUMULATIVE                        AVERAGE ANNUAL
                                                            TOTAL RETURNS                         TOTAL RETURNS
   Periods Ended                      1 Year  3 Years   5 Years     Since  1 Year  3 Years   5 Years      Since
   October 31, 2001                                           Inception 2                           Inception 2
----------------------------------------------------------------------------------------------------------------
 Fixed Income Fund 1
   Institutional Class                15.56%   25.38%    48.22%  105.69%    15.56%    7.83%     8.19%    8.23%
   Investment Class                   15.39%   24.49%   n/a       31.04%    15.39%    7.57%   n/a        7.54%
--------------------------------------------------------------------------------------------------------------
 Lehman Brothers
   Aggregate Bond Index 3             14.56%   23.58%    47.13%   91.51%    14.56%    7.31%     8.03%    7.42%
--------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Investment Grade
   Debt Funds Average 4               13.39%   20.33%    40.60%   81.36%    13.39%    6.35%     7.04%    6.75%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception dates are: Institutional Class: September 18, 1992,
  Investment Class: February 11, 1998. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the period beginning September 30, 1992.
3 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

the Federal Reserve Board's aggressive easing. The resultant reverse wealth effect impacted consumer confidence and spending. Additionally, event risk reared its head throughout the credit markets during the quarter, as negative announcements came from companies such as Lucent, Comdisco and W.R. Grace and the debt markets of nations such as Turkey, Argentina and Japan faced serious and potentially contagious troubles. Thus, the credit risk premium in the spread sectors was reinflated.

Despite the weakness in the equity markets, the noted event risk and a record amount of new issue supply, the US credit sector turned in excellent performance for the Fund during the first half of fiscal 2001, earning 1.29% in excess return over US Treasuries. Moreover, the credit curve (ie, spreads between high rated and lower rated bonds) actually compressed as credit fundamentals continued to deteriorate (as measured by the rating agencies' downgrade/upgrade ratios). During the first half of the fiscal year, the residential mortgage sector suffered from lower interest rates driving faster than anticipated prepayments and higher volatility. The residential mortgage sector was the only sector in the Lehman Brothers Aggregate Index to underperform comparable-duration US Treasuries over the first half.

During the second half of the fiscal year, the US credit sector gave back most of its excess returns, earning -1.17% versus comparable-duration US Treasuries. During these months, the reversal of market psychology and convention with respect to the continuation of a liquid US Treasury market created uncertainty. This uncertainty, coupled with the demand imbalance in swap spreads, created some interesting value dislocations in investment grade bonds. Toward the end of the fiscal year, we sought to take advantage of these value dislocations by upgrading our structural protection in mortgage-backed securities and by buying what are known as planned amortization class (PAC) bonds, historically very stable securities. This strategy of seeking to increase the relative stability of the Portfolio's core mortgage holdings was a major contributor to the Fund's returns over the last quarter of the fiscal year.

o SHORT-TERM FIXED INCOME FUND
The objective of the Short-Term Fixed Income Fund is to provide a high level of income with limited price volatility through the purchase of short-term investment grade securities. The portfolio management team particularly seeks short-term securities with both a comparatively high initial yield and the potential to appreciate in value should yield spreads contract toward the target yield we assign to that individual bond.

The Short-Term Fixed Income Fund Institutional Class outperformed its benchmark for the 12 months ended October 31, 2001. The Fund returned 8.39% for the annual period, as compared to 5.88% for the Lehman

                                                               CUMULATIVE                        AVERAGE ANNUAL
                                                            TOTAL RETURNS                         TOTAL RETURNS
   Periods Ended                      1 Year  3 Years   5 Years     Since  1 Year  3 Years   5 Years      Since
   October 31, 2001                                           Inception 2                           Inception 2
----------------------------------------------------------------------------------------------------------------
 Short-Term Fixed Income Fund 1
   Institutional Class                8.39%   20.77%    37.69%   51.66%     8.39%     6.49%    6.61%    6.48%
----------------------------------------------------------------------------------------------------------------
 Lehman Brothers Short
   Treasury Index 3                   5.88%   17.30%    31.20%   43.72%     5.88%     5.46%    5.58%    5.66%
----------------------------------------------------------------------------------------------------------------
 Lipper Short Investment Grade
   Debt Funds Average 4               9.92%   19.96%    35.15%   50.99%     9.92%     6.25%    6.20%    6.45%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is March 13, 1995. Benchmark returns are for the period beginning March 31, 1995.
3 The Lehman Brothers Short Treasury Index tracks public obligations of the US
  Treasury including bills, notes, bonds and coupons, with remaining maturities in the one year or less range. As of August 31, 2001, Merrill Lynch discontinued the Merrill Lynch 1 Year Treasury Bill Index, the Fund's benchmark. Effective September 1, 2001, the Fund changed its benchmark to the Lehman Brothers Short Treasury Index. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Brothers Short-Term Treasury Index. In general, the Fund's significant allocation to the top-performing spread sectors and superior security selection contributed positively to performance.

At the short-term end of the yield curve, all US spread sectors outperformed comparable-duration US Treasuries for the fiscal year. Residential mortgages was the weakest performing spread sector, with an excess return over duration-matched US Treasuries of 0.22% for the twelve months. Structured mortgage securities, such as those held by the Fund, outperformed generic mortgage-backed securities. Taxable municipal bonds traded in line with swap spreads, and thus the Fund benefited from its allocation to this sector. The Fund also benefited from its allocation to commercial mortgages, which outperformed duration-matched US Treasuries by 1.03%, and to the US credit sector, which outperformed duration-matched US Treasuries by 1.01% over the fiscal year. Perhaps the greatest beneficiary to the Fund's performance for the 12 months was derived from its allocation to asset-backed securities, which outperformed duration-matched US Treasuries by 1.13% for the annual period.

MARKET OUTLOOK
To say the outlook for the US fixed income markets has shifted significantly from the beginning of the fiscal year would be a monumental understatement. What were once 'surpluses as far as the eye can see...' are now projected budget deficits resulting from proposals for increased defense spending and massive fiscal stimulus plans. What only a short time ago was viewed as potentially inflationary monetary stimulus is now widely viewed as insufficient to spur economic recovery. The wide-ranging effects of this 'New Economic Order' are, we believe, continuously being priced into the financial markets as they manifest themselves. The resulting uncertainty has created some interesting value dislocations in select investment grade bonds.

In this environment of ambiguous fundamentals yet attractive valuations, skillful security selection is paramount. We view the US fixed income spread sector markets as naturally inefficient and have consistently sought to exploit its inefficiencies through disciplined security selection. We intend to continue to focus on diligent analysis of practical dislocations in and between individual bonds' price and intrinsic value, regardless of economic or market conditions, to seek to construct portfolios of high quality, low volatility securities.

--------------------------------------------------------------------------------

TAXABLE FIXED INCOME FUNDS: HIGH YIELD
o HIGH YIELD BOND FUND

MARKET REVIEW
For the 12 months ended October 31, 2001, high yield bonds underperformed US Treasuries. The CS First Boston High Yield Index posted a return of 0.37% for the fiscal year, while US Treasuries returned 14.95%1 for the same time period. The high yield market was impacted by slowing US economic growth, deterioration in corporate earnings and what is known as negative event risk. During the annual period, this negative event risk came in the form of credit rating downgrades and a historically high default rate. Defaults, which were forecast by Moody's Investment Services earlier in 2001 to peak at 10.1% in early 2002, are now expected to peak at 11.0% in 2002. As of October 31, 2001, the Moody's trailing 12-month default rate in the high yield market stood at 9.0%, compared to 4.9% as of October 31, 2000.

Spurred by ongoing uncertainty in the US and global economies as well as across all financial markets, the degree of volatility in the high yield market over the last 12 months has not been seen for approximately ten years. The last two months of 2000 witnessed the high yield asset class underperform US Treasuries, as concerns over the pace of the US economic slowdown and poor market technicals took effect. The first half of 2001 was exactly the opposite, with high yield bonds outperforming US Treasuries. With little supply and a favorable technical position in the form of dealers having light inventory and managers having cash, the high yield market rallied in the first months of the year. Positive

--------------------------------------------------------------------------------
1 Sources: Lehman Brothers Treasury Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

performance was boosted further by the Federal Reserve Board's interest rate cuts and by buyers of the asset class re-emerging and pushing prices higher. The last several months of the fiscal year witnessed a return of weakness in the high yield market as the tragic events of September 11 jilted an already hamstrung world economy.

o HIGH YIELD BOND FUND
The High Yield Bond Fund Institutional Class returned 0.68% for the twelve months ended October 31, 2001, outperforming the CS First Boston High Yield Index's return of 0.37%. The Fund also significantly outperformed its Lipper category average, which returned -4.00% for the same period. This strong performance was primarily due to our focus on value, issue specific credit analysis and our move to a more defensive portfolio structure, following the rally during the first three months of 2001.

The biggest change to our strategy was our increasingly defensive credit selection. We increased the amount of higher quality paper in the portfolio, as we believed these credits offered better value than some of the lower rated paper that has been bid up by collateralized bond obligations (CBOs) and non-discriminating buyers.

Over the 12-month period, we also reduced the portfolio's weighting in Communications issuers and increased exposure to the Industrials sector. There were two primary reasons for this strategic shift. First, the Federal Reserve Board became more active through multiple interest rate cuts in an effort to maintain a certain level of economic growth. Second, overcapacity in Wireline Communications companies, weakening fundamentals and reduced financial flexibility left this sector vulnerable to further deterioration and a resulting sell-off. On the other hand, the Industrials sector became oversold late in 2000.

We continued to be overweight global issuers, as we believe that they offered better relative value. However, this overweight was reduced over the second half of the fiscal year, as we witnessed the world slipping into a global recession. At October 31, 2001, the portfolio's largest holding was in mobile communications provider Grupo Iusacell of Mexico. We believe that this bond continues to offer good value versus bonds issued by US-based wireless companies.

MARKET OUTLOOK
Looking ahead, we believe that overcapacity seems to be the driver of sub-par performance in most segments of the US economy and that this overcapacity will take time

                                                                       CUMULATIVE                   AVERAGE ANNUAL
                                                                    TOTAL RETURNS                    TOTAL RETURNS
   Periods Ended                                    1 Year    3 Years       Since   1 Year    3 Years        Since
   October 31, 2001                                                   Inception 2                      Inception 2
-------------------------------------------------------------------------------------------------------------------
 High Yield Bond Fund 1
   Institutional Class                              0.68%    20.13%        10.75%     0.68%      6.30%       2.85%
   Investment Class                                 0.29%    19.06%        19.36%     0.29%      5.99%       5.82%
   Premier Class                                    0.68%      n/a          0.68%     0.68%       n/a        0.68%
-------------------------------------------------------------------------------------------------------------------
 CS First Boston High Yield Index 3                 0.37%     5.11%        (2.17)%    0.37%      1.68%      (0.60)%
-------------------------------------------------------------------------------------------------------------------
 Lipper High Yield Funds Average 4                 (4.00)%   (1.45)%      (10.72)%   (4.00)%    (0.69)%     (3.35)%
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception dates are: Institutional Class:March 16, 1998, Investment
  Class:September 15, 1998 and Premier Class: October 31, 2000. Benchmark returns are for comparative purposes relative to Institutional Class shares and are for the period beginning March 18, 1998 for CS First Boston High Yield Index and March 31, 1998 for Lipper High Yields Funds Average.
3 The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

to correct. We therefore maintain a cautious outlook on the US economic recovery, focusing on high yield bond investments that we view as offering the financial strength and stability to weather a prolonged downturn.

In the near term, we fully expect default rates to rise, but we also believe that the high yield market has already moved to discount much of this negative factor. We believe the primary risks to the high yield market over the near term come from ongoing US and global economic uncertainty, potential terrorist activity against US citizens and unrest in the Middle East. We are sensitive to these risks and continue to invest with them in mind.

At the same time, we still like the risk/reward outlook for this asset class, as the average price of high yield debt in the Index is trading at 72.2 cents on the dollar. Furthermore, the yield spread of 9.93% between high yield bonds and comparable-duration US Treasuries at the end of October 2001 is significantly above the historical mean from 1982 to the present.1 Thus, while there will likely be more volatility and some weakness in the short term in the high yield bond market, we continue to expect high yield investors to do well relative to other fixed income asset classes over the longer term.

We believe the Fund is well positioned to take advantage of what we expect will be a relatively stable to improving high yield market (compared to US Treasuries) with attractive yields over the next year. Most importantly, we continue to invest with a longer-term perspective in companies we believe to either be improving on a fundamental credit basis or that are currently trading at undervalued levels.

--------------------------------------------------------------------------------
1 Source: CS First Boston.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

Municipal Bond Fund--Institutional Class, Lehman Brothers 5-Year
G.O. Index and Lipper Intermediate Municipal Debt Funds Average
Growth of a $250,000 Investment (since inception)2

           Municipal Bond Fund--  Lehman 5 Year   Lipper Intermediate Municipal
            Institutional Class    G.O. Index 3      Debt Funds Average 4
12/13/91         250,000             250,000                250,000
1/31/92          261,050             254,739                250,654
2/29/92          262,950             254,898                251,035
3/31/92          264,450             254,049                250,725
4/30/92          267,000             256,278                252,748
5/31/92          269,600             258,581                255,526
6/30/92          272,825             262,310                259,147
7/31/92          282,850             269,182                266,727
8/31/92          280,925             267,161                264,076
9/30/92          282,075             268,842                265,572
10/31/92         279,575             267,977                263,102
11/30/92         284,725             271,211                267,726
12/31/92         287,825             273,104                270,175
1/31/93          290,425             276,048                273,224
2/28/93          297,200             283,251                281,541
3/31/93          300,075             280,042                278,539
4/30/93          303,525             281,839                280,861
5/31/93          305,075             282,835                281,932
6/30/93          310,175             286,641                285,992
7/31/93          311,150             286,835                285,978
8/31/93          316,300             290,729                291,139
9/30/93          320,025             292,822                294,545
10/31/93         320,700             293,260                294,989
11/30/93         319,050             292,420                293,108
12/31/93         323,550             296,420                298,116
1/31/94          326,225             299,211                301,216
2/28/94          321,600             293,626                294,793
3/31/94          313,900             287,076                286,433
4/30/94          314,800             289,970                287,855
5/31/94          317,500             291,597                290,145
6/30/94          318,375             290,930                289,329
7/31/94          321,750             294,109                292,960
8/31/94          324,200             295,506                294,124
9/30/94          322,625             293,284                291,261
10/31/94         320,200             291,639                288,137
11/30/94         315,225             289,776                284,069
12/31/94         320,350             292,330                288,333
1/31/95          327,275             295,129                294,014
2/28/95          333,725             299,417                300,126
3/31/95          336,875             304,189                302,801
4/30/95          338,100             304,998                303,448
5/31/95          344,850             311,690                310,571
6/30/95          343,600             311,954                309,413
7/31/95          345,275             316,319                312,311
8/31/95          348,225             319,513                315,424
9/30/95          351,150             320,485                316,948
10/31/95         355,100             321,832                320,239
11/30/95         359,675             324,582                323,829
12/31/95         363,025             326,362                326,036
1/31/96          364,025             330,261                328,727
2/29/96          362,975             329,152                327,657
3/31/96          363,700             327,412                324,220
4/30/96          363,700             326,923                323,576
5/31/96          365,750             326,526                323,641
6/30/96          368,075             328,834                325,665
7/31/96          371,450             331,012                328,692
8/31/96          372,450             331,694                328,767
9/30/96          376,175             334,198                331,726
10/31/96         379,600             337,302                335,018
11/30/96         384,400             341,997                340,017
12/31/96         384,200             341,488                339,176
1/31/97          385,575             342,407                340,017
2/28/97          388,550             344,847                342,616
3/31/97          384,950             340,948                339,154
4/30/97          387,300             342,665                340,987
5/31/97          391,150             346,398                345,286
6/30/97          395,325             349,442                348,540
7/31/97          402,450             355,774                356,393
8/31/97          401,650             353,890                353,446
9/30/97          405,500             357,088                357,250
10/31/97         407,950             359,266                358,926
11/30/97         411,125             360,402                360,485
12/31/97         415,550             363,650                365,196
1/31/98          418,000             366,839                368,244
2/28/98          418,825             367,291                368,482
3/31/98          419,775             367,914                368,496
4/30/98          419,550             366,147                366,686
5/31/98          423,850             370,493                371,914
6/30/98          425,450             371,642                373,094
7/31/98          426,750             372,987                373,868
8/31/98          431,475             378,008                379,545
9/30/98          435,375             381,867                383,904
10/31/98         434,750             382,681                383,821
11/30/98         436,200             383,197                384,675
12/31/98         438,125             384,885                386,039
1/31/99          441,350             388,766                390,514
2/28/99          440,150             388,299                388,261
3/31/99          441,025             388,855                387,881
4/30/99          442,200             389,967                388,947
5/31/99          441,125             388,647                386,554
6/30/99          436,450             384,349                381,024
7/31/99          437,850             386,364                382,927
8/31/99          434,900             386,384                381,113
9/30/99          434,300             387,714                381,360
10/31/99         431,350             386,860                378,572
11/30/99         434,400             388,895                382,037
12/31/99         432,600             387,624                380,295
1/31/00          430,475             387,446                378,521
2/29/00          434,725             388,637                381,599
3/31/00          441,175             392,121                387,097
4/30/00          440,125             391,347                385,462
5/31/00          438,700             391,188                383,564
6/30/00          446,850             398,424                391,835
7/31/00          451,750             402,762                396,369
8/31/00          456,900             406,980                401,193
9/30/00          456,300             406,305                399,904
10/31/00         459,150             409,184                403,254
11/30/00         461,600             410,775                405,150
12/31/00         470,025             417,375                413,650
1/31/01          473,750             424,600                418,275
2/28/01          476,900             425,650                419,575
3/31/01          479,700             429,025                422,800
4/30/01          476,750             426,775                418,225
5/31/01          481,725             430,975                422,525
6/30/01          484,925             432,875                425,375
7/31/01          489,925             437,725                430,700
8/31/01          496,275             443,575                437,500
9/30/01          496,825             444,675                436,975
10/31/01         500,100             447,950                441,200


                                               AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                             1 Year     5 Years       Since
   October 31, 2001                                             Inception 2
--------------------------------------------------------------------------------
 Municipal Bond Fund--Institutional Class      8.90%      5.67%       7.27%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is December 13, 1991. Benchmark returns are for the period beginning December 31, 1991.
3 The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

Municipal Bond Fund--Investment Class, Lehman Brothers 5-Year
G.O. Index and Lipper Intermediate Municipal Debt Funds Average
Growth of a $10,000 Investment (since inception)2

         Municipal Bond Fund--   Lehman 5 Year   Lipper Intermediate Municipal
          Investment Class        G.O. Index 3         Debt Funds Average 4
7/30/97        10,000                10,000                   10,000
8/31/97         9,970                 9,947                    9,920
9/30/97        10,064                10,037                   10,022
10/31/97       10,122                10,098                   10,071
11/30/97       10,199                10,130                   10,111
12/31/97       10,307                10,221                   10,240
1/31/98        10,375                10,311                   10,327
2/28/98        10,393                10,324                   10,332
3/31/98        10,405                10,341                   10,334
4/30/98        10,407                10,292                   10,282
5/31/98        10,512                10,414                   10,428
6/30/98        10,549                10,446                   10,458
7/31/98        10,580                10,484                   10,477
8/31/98        10,694                10,625                   10,631
9/30/98        10,789                10,733                   10,745
10/31/98       10,771                10,756                   10,742
11/30/98       10,805                10,771                   10,763
12/31/98       10,850                10,818                   10,800
1/31/99        10,927                10,927                   10,924
2/28/99        10,905                10,914                   10,862
3/31/99        10,915                10,930                   10,855
4/30/99        10,942                10,961                   10,885
5/31/99        10,913                10,924                   10,821
6/30/99        10,805                10,803                   10,668
7/31/99        10,828                10,860                   10,718
8/31/99        10,752                10,860                   10,663
9/30/99        10,736                10,898                   10,666
10/31/99       10,662                10,874                   10,587
11/30/99       10,736                10,931                   10,678
12/31/99       10,681                10,895                   10,628
1/31/00        10,637                10,890                   10,577
2/29/00        10,740                10,924                   10,659
3/31/00        10,897                11,022                   10,810
4/30/00        10,869                11,000                   10,766
5/31/00        10,832                10,995                   10,717
6/30/00        11,031                11,199                   10,940
7/31/00        11,149                11,321                   11,063
8/31/00        11,274                11,439                   11,197
9/30/00        11,257                11,420                   11,164
10/31/00       11,325                11,501                   11,247
11/30/00       11,381                11,546                   11,299
12/31/00       11,586                11,731                   11,537
1/31/01        11,676                11,935                   11,662
2/28/01        11,751                11,964                   11,696
3/31/01        11,828                12,059                   11,787
4/30/01        11,754                11,996                   11,666
5/31/01        11,863                12,114                   11,783
6/30/01        11,939                12,167                   11,870
7/31/01        12,070                12,303                   12,014
8/31/01        12,213                12,468                   12,196
9/30/01        12,224                12,499                   12,174
10/31/01       12,302                12,591                   12,295


                                                    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                 1 Year     3 Years        Since
   October 31, 2001                                                  Inception 2
--------------------------------------------------------------------------------
 Municipal Bond Fund--Investment Class            8.63%       4.53%        4.99%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is July 30, 1997. Benchmark returns are for the period beginning July 31, 1997.
3 The Lehman Brothers 5-Year General Obligation Index is an unmanaged index including over 1,900 intermediate term general obligation tax-exempt municipal bonds with an average maturity range of 4 to 6 years. The index includes tax-exempt municipal issues with a minimum par amount of $5 million.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

Short-Term Municipal Bond Fund--Institutional Class,
Lehman Brothers 1-Year G.O. Index, iMoneyNet All Tax-Free Money Funds Average and Lipper Short-Term Municipal Debt Funds Average
Growth of a $250,000 Investment (since inception)2

                Short-Term      Lehman Brothers   iMoneyNet    Lipper Short-Term
           Municipal Bond Fund--    1-Year     Tax-Free Money   Municipal Debt
           Institutional Class   G.O. Index 3  Funds Average 4   Funds Average 5
3/6/95           250,000            250,000         250,000        250,000
4/30/95          253,075            250,975         250,750        250,813
5/31/95          254,300            253,409         251,552        253,422
6/30/95          254,675            254,322         252,232        254,367
7/31/95          255,875            256,305         252,913        255,787
8/31/95          257,700            257,484         253,621        257,036
9/30/95          258,500            258,128         254,306        257,677
10/31/95         260,975            259,109         255,018        258,951
11/30/95         262,675            260,405         255,706        260,530
12/31/95         264,650            261,472         256,473        261,627
1/31/96          265,700            263,224         257,114        263,186
2/29/96          266,100            263,856         257,706        263,497
3/31/96          267,175            264,120         258,324        262,998
4/30/96          267,400            264,674         258,970        263,283
5/31/96          268,725            265,310         259,669        263,857
6/30/96          270,275            266,663         260,293        264,790
7/31/96          271,525            267,783         260,891        265,968
8/31/96          272,275            268,265         261,543        266,563
9/30/96          274,300            269,445         262,197        267,931
10/31/96         276,350            270,819         262,853        269,389
11/30/96         278,625            272,471         263,510        271,115
12/31/96         279,425            273,071         264,195        271,532
1/31/97          280,875            274,846         264,856        272,448
2/28/97          282,225            275,670         265,438        273,656
3/31/97          282,075            275,587         266,075        272,944
4/30/97          283,850            276,635         266,767        273,894
5/31/97          286,450            277,962         267,541        275,558
6/30/97          288,450            279,019         268,263        276,968
7/31/97          291,625            280,609         268,961        279,256
8/31/97          291,975            280,974         269,633        279,254
9/30/97          293,800            282,463         270,334        280,797
10/31/97         295,525            283,593         271,064        281,818
11/30/97         296,725            284,387         271,796        282,655
12/31/97         298,775            285,667         272,557        284,209
1/31/98          300,300            287,152         273,238        285,646
2/28/98          301,050            288,243         273,812        286,362
3/31/98          301,300            289,108         274,469        286,980
4/30/98          302,125            289,397         275,210        286,956
5/31/98          304,150            290,873         275,981        288,749
6/30/98          305,500            292,037         276,671        289,801
7/31/98          306,625            293,030         277,335        290,643
8/31/98          309,250            294,846         278,000        292,764
9/30/98          311,250            296,203         278,668        294,355
10/31/98         311,775            297,654         279,336        295,387
11/30/98         312,625            298,458         279,951        295,938
12/31/98         314,050            299,353         280,595        297,028
1/31/99          315,625            300,970         281,212        298,710
2/28/99          315,375            302,384         281,690        298,971
3/31/99          316,100            302,505         282,282        299,429
4/30/99          317,075            303,080         282,874        300,193
5/31/99          317,150            303,777         283,553        300,338
6/30/99          316,000            303,625         284,177        299,271
7/31/99          317,125            304,657         284,774        300,227
8/31/99          315,775            305,389         285,400        300,307
9/30/99          316,275            306,488         286,057        301,044
10/31/99         315,925            307,162         286,743        301,226
11/30/99         317,925            308,053         287,460        302,224
12/31/99         317,800            308,361         288,236        302,307
1/31/00          317,350            309,502         288,928        302,419
2/29/00          319,375            310,492         289,593        303,576
3/31/00          322,100            311,859         290,346        305,017
4/30/00          322,950            312,513         291,159        305,295
5/31/00          322,850            313,014         292,149        305,644
6/30/00          326,250            315,799         293,025        308,292
7/31/00          328,825            317,505         293,875        310,250
8/31/00          330,725            319,029         294,756        311,984
9/30/00          331,825            319,762         295,641        312,606
10/31/00         333,350            321,265         296,557        313,900
11/30/00         335,150            322,486         297,477        314,920
12/31/00         337,975            324,905         298,399        317,674
1/31/01          340,775            328,901         299,085        320,760
2/28/01          342,125            329,954         299,773        321,777
3/31/01          344,125            331,504         300,462        323,503
4/30/01          344,025            332,267         301,244        323,572
5/31/01          346,300            334,393         301,850        325,800
6/30/01          347,475            335,898         302,550        327,050
7/31/01          349,350            337,242         303,075        328,950
8/31/01          351,925            339,265         303,600        331,275
9/30/01          353,125            340,928         304,100        332,275
10/31/01         354,725            342,291         304,450        333,700


                                                  AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                1 Year     5 Years      Since
   October 31, 2001                                               Inception 2
--------------------------------------------------------------------------------
 Short-Term Municipal Bond Fund--
      Institutional Class                        6.40%       5.12%      5.40%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is March 6, 1995. Benchmark returns are for the period beginning March 31, 1995.
3 The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990. On June 30, 2001, the Fund changed its primary benchmark from the iMoneyNet All Tax-Free Money Funds Average to the Lehman 1-Year General Obligation Index as the Lehman index more closely reflects the duration and composition of the Fund.
4 iMoneyNet-All Tax-Free Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and contains national and state-specific, and institutional and retail money market funds.
5 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

Short-Term Municipal Bond Fund--Investment Class,
Lehman Brothers 1-Year G.O. Index, iMoneyNet All Tax-Free Money Funds Average and Lipper Short-Term Municipal Debt Funds Average
Growth of a $10,000 Investment (since inception)2

                Short-Term      Lehman Brothers   iMoneyNet    Lipper Short-Term
           Municipal Bond Fund--    1-Year     Tax-Free Money   Municipal Debt
            Investment Class     G.O. Index 3  Funds Average 4   Funds Average 5
12/3/97           10,000             10,000       10,000          10,000
12/31/97          10,065             10,045       10,028          10,055
1/31/98           10,114             10,097       10,053          10,106
2/28/98           10,137             10,136       10,074          10,131
3/31/98           10,144             10,166       10,098          10,153
4/30/98           10,169             10,176       10,126          10,153
5/31/98           10,235             10,228       10,154          10,216
6/30/98           10,289             10,269       10,179          10,253
7/31/98           10,314             10,304       10,204          10,284
8/31/98           10,400             10,368       10,228          10,358
9/30/98           10,465             10,415       10,253          10,413
10/31/98          10,480             10,467       10,277          10,450
11/30/98          10,506             10,495       10,300          10,470
12/31/98          10,591             10,526       10,324          10,508
1/31/99           10,642             10,583       10,346          10,567
2/28/99           10,641             10,633       10,364          10,577
3/31/99           10,664             10,637       10,386          10,594
4/30/99           10,684             10,657       10,408          10,621
5/31/99           10,684             10,682       10,433          10,627
6/30/99           10,644             10,676       10,456          10,591
7/31/99           10,679             10,713       10,477          10,625
8/31/99           10,642             10,738       10,501          10,629
9/30/99           10,657             10,777       10,525          10,654
10/31/99          10,642             10,801       10,550          10,661
11/30/99          10,696             10,832       10,576          10,697
12/31/99          10,688             10,843       10,605          10,700
1/31/00           10,682             10,883       10,630          10,704
2/29/00           10,748             10,918       10,655          10,745
3/31/00           10,827             10,966       10,682          10,795
4/30/00           10,853             10,989       10,712          10,805
5/31/00           10,847             11,007       10,749          10,817
6/30/00           10,970             11,105       10,781          10,910
7/31/00           11,043             11,165       10,812          10,979
8/31/00           11,116             11,218       10,845          11,039
9/30/00           11,151             11,244       10,877          11,061
10/31/00          11,199             11,297       10,911          11,108
11/30/00          11,247             11,340       10,945          11,144
12/31/00          11,350             11,425       10,979          11,239
1/31/01           11,431             11,565       11,004          11,346
2/28/01           11,474             11,602       11,029          11,382
3/31/01           11,539             11,657       11,055          11,442
4/30/01           11,533             11,684       11,083          11,446
5/31/01           11,606             11,758       11,112          11,523
6/30/01           11,643             11,811       11,136          11,567
7/31/01           11,703             11,859       11,156          11,633
8/31/01           11,776             11,930       11,174          11,712
9/30/01           11,825             11,988       11,193          11,749
10/31/01          11,876             12,036       11,207          11,799


                                                    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                 1 Year     3 Years       Since
   October 31, 2001                                                  Inception2

--------------------------------------------------------------------------------
 Short Term Municipal Bond Fund--
    Investment Class                              6.03%      4.26%        4.50%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is December 3, 1997. Benchmark returns are for the period beginning November 30, 1997.
3 The Lehman Brothers 1-Year General Obligation Index is an unmanaged index including bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and have been issued after December 31, 1990. On June 30, 2001, the Fund changed its primary benchmark from the iMoneyNet All Tax-Free Money Funds Average to the Lehman 1-Year General Obligation Index as the Lehman index more closely reflects the duration and composition of the Fund.
4 iMoneyNet-All Tax-Free Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and contains national and state-specific, and institutional and retail money market funds.
5 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

Fixed Income Fund--Institutional Class, Lehman Brothers Aggregate Bond Index and Lipper Intermediate Investment Grade Debt Funds Average
Growth of a $250,000 Investment (since inception)2

                                                        Lipper Intermediate
           Fixed Income Fund--    Lehman Brothers         Investment Grade
          Institutional Class  Aggregate Bond Index 3   Debt Funds Average 4
9/18/92         250,000              250,000                 250,000
10/31/92        249,500              246,675                 245,974
11/30/92        249,300              246,774                 245,723
12/31/92        255,225              250,648                 249,500
1/31/93         261,500              255,460                 254,581
2/28/93         268,100              259,931                 259,681
3/31/93         270,200              261,023                 261,024
4/30/93         271,825              262,850                 262,855
5/31/93         274,025              263,192                 262,890
6/30/93         278,750              267,955                 268,087
7/31/93         281,250              269,483                 269,687
8/31/93         289,525              274,199                 274,933
9/30/93         291,975              274,939                 275,943
10/31/93        292,625              275,956                 277,203
11/30/93        288,650              273,611                 274,679
12/31/93        290,025              275,088                 276,268
1/31/94         295,600              278,802                 280,066
2/28/94         288,375              273,951                 274,697
3/31/94         280,725              267,184                 268,182
4/30/94         281,525              265,047                 265,421
5/31/94         281,300              265,020                 264,914
6/30/94         282,200              264,437                 264,304
7/31/94         285,975              269,699                 268,482
8/31/94         286,400              270,023                 268,996
9/30/94         284,875              266,054                 265,774
10/31/94        285,075              265,814                 265,368
11/30/94        283,200              265,229                 264,495
12/31/94        284,425              267,060                 265,903
1/31/95         289,375              272,347                 270,238
2/28/95         295,650              278,829                 276,186
3/31/95         298,900              280,530                 277,948
4/30/95         302,400              284,457                 281,796
5/31/95         314,025              295,466                 291,974
6/30/95         314,875              297,623                 293,803
7/31/95         315,175              296,968                 293,213
8/31/95         319,025              300,561                 296,656
9/30/95         322,250              303,477                 299,407
10/31/95        326,500              307,422                 303,241
11/30/95        331,025              312,033                 307,537
12/31/95        335,950              316,402                 311,644
1/31/96         337,925              318,490                 313,664
2/29/96         332,125              312,948                 308,377
3/31/96         330,450              310,758                 306,335
4/30/96         329,025              309,017                 304,527
5/31/96         328,600              308,399                 304,103
6/30/96         332,675              312,532                 307,687
7/31/96         333,550              313,376                 308,438
8/31/96         333,775              312,843                 308,253
9/30/96         339,175              318,287                 313,610
10/31/96        346,950              325,353                 320,106
11/30/96        353,425              330,916                 325,741
12/31/96        351,025              327,839                 322,920
1/31/97         351,600              328,855                 323,979
2/28/97         353,050              329,677                 324,941
3/31/97         349,250              326,018                 321,400
4/30/97         354,600              330,908                 325,700
5/31/97         356,975              334,051                 328,663
6/30/97         361,700              338,027                 332,535
7/31/97         371,650              347,153                 341,485
8/31/97         368,075              344,203                 338,455
9/30/97         373,825              349,262                 343,319
10/31/97        378,950              354,327                 347,324
11/30/97        380,250              355,957                 348,492
12/31/97        384,125              359,552                 351,802
1/31/98         389,725              364,154                 356,567
2/28/98         388,350              363,863                 356,156
3/31/98         389,650              365,100                 357,484
4/30/98         391,600              366,998                 359,083
5/31/98         396,150              370,485                 362,437
6/30/98         399,950              373,634                 365,136
7/31/98         400,100              374,419                 365,842
8/31/98         408,800              380,522                 370,038
9/30/98         416,750              389,426                 378,281
10/31/98        410,150              387,362                 375,129
11/30/98        413,250              389,570                 377,467
12/31/98        414,500              390,738                 378,941
1/31/99         417,350              393,513                 381,485
2/28/99         410,775              386,626                 374,630
3/31/99         414,050              388,753                 377,435
4/30/99         414,950              389,997                 378,668
5/31/99         412,350              386,565                 374,746
6/30/99         411,250              385,328                 373,121
7/31/99         410,600              383,671                 371,910
8/31/99         409,525              383,479                 371,352
9/30/99         413,650              387,927                 375,099
10/31/99        413,750              389,363                 375,661
11/30/99        414,550              389,324                 375,996
12/31/99        412,225              387,455                 374,314
1/31/00         411,550              386,176                 372,914
2/29/00         417,075              390,849                 376,657
3/31/00         423,175              396,008                 381,249
4/30/00         421,300              394,860                 378,519
5/31/00         420,350              394,662                 377,774
6/30/00         428,200              402,871                 385,797
7/31/00         433,175              406,538                 388,820
8/31/00         439,700              412,432                 393,995
9/30/00         442,100              415,031                 396,550
10/31/00        445,000              417,770                 397,465
11/30/00        453,525              424,775                 403,625
12/31/00        461,700              432,650                 411,725
1/31/01         467,700              439,725                 418,900
2/28/01         472,700              443,550                 422,775
3/31/01         475,675              445,775                 425,025
4/30/01         473,200              443,925                 422,675
5/31/01         477,525              446,600                 425,150
6/30/01         480,875              448,300                 426,500
7/31/01         491,575              458,325                 436,150
8/31/01         498,675              463,575                 440,750
9/30/01         504,350              468,975                 444,400
10/31/01        514,225              478,775                 453,400


                                                  AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                1 Year     5 Years       Since
   October 31, 2001                                                Inception 2
--------------------------------------------------------------------------------
 Fixed Income Fund--Institutional Class          15.56%      8.19%       8.23%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is September 18, 1992. Benchmark returns are for the period beginning September 30, 1992.
3 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

Fixed Income Fund--Investment Class, Lehman Brothers Aggregate Bond Index and Lipper Intermediate Investment Grade Debt Funds Average
Growth of a $10,000 Investment (since inception)2

                                                        Lipper Intermediate
           Fixed Income Fund--    Lehman Brothers         Investment Grade
            Investment Class   Aggregate Bond Index 3   Debt Funds Average 4
2/11/98           10,000              10,000                   10,000
3/31/98           10,024              10,034                   10,036
4/30/98           10,063              10,087                   10,080
5/31/98           10,178              10,182                   10,172
6/30/98           10,273              10,269                   10,248
7/31/98           10,285              10,291                   10,266
8/31/98           10,496              10,458                   10,391
9/30/98           10,698              10,703                   10,623
10/31/98          10,526              10,646                   10,543
11/30/98          10,604              10,707                   10,599
12/31/98          10,634              10,739                   10,640
1/31/99           10,705              10,816                   10,709
2/28/99           10,534              10,627                   10,514
3/31/99           10,616              10,686                   10,590
4/30/99           10,636              10,720                   10,626
5/31/99           10,568              10,626                   10,513
6/30/99           10,538              10,592                   10,474
7/31/99           10,508              10,547                   10,436
8/31/99           10,489              10,541                   10,420
9/30/99           10,593              10,664                   10,527
10/31/99          10,594              10,703                   10,543
11/30/99          10,611              10,702                   10,550
12/31/99          10,548              10,651                   10,504
1/31/00           10,530              10,616                   10,465
2/29/00           10,670              10,744                   10,570
3/31/00           10,823              10,886                   10,701
4/30/00           10,773              10,855                   10,638
5/31/00           10,736              10,850                   10,617
6/30/00           10,946              11,075                   10,832
7/31/00           11,060              11,176                   10,917
8/31/00           11,224              11,338                   11,061
9/30/00           11,294              11,409                   11,137
10/31/00          11,355              11,485                   11,169
11/30/00          11,572              11,672                   11,337
12/31/00          11,790              11,889                   11,557
1/31/01           11,940              12,083                   11,748
2/28/01           12,065              12,189                   11,855
3/31/01           12,139              12,250                   11,907
4/30/01           12,062              12,199                   11,839
5/31/01           12,181              12,273                   11,904
6/30/01           12,253              12,319                   11,942
7/31/01           12,534              12,594                   12,209
8/31/01           12,701              12,739                   12,335
9/30/01           12,844              12,887                   12,446
10/31/01          13,104              13,157                   12,685


                                                   AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                 1 Year     3 Years       Since
   October 31, 2001                                                 Inception 2
--------------------------------------------------------------------------------
 Fixed Income Fund--Investment Class             15.39%       7.57%       7.54%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is February 11, 1998. Benchmark returns are for the period beginning February 28, 1998.
3 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

Short-Term Fixed Income Fund--Institutional Class, Lehman Brothers Short Treasury Index and Lipper Short Investment Grade Debt Funds Average Growth of a $250,000 Investment (since inception)2

         Short-Term Fixed Income-- Lehman Brothers Short Lipper Short Investment
          Institutional Class      Treasury Index 3   Grade Debt Funds Average 4
3/13/95        250,000                   250,000               250,000
4/30/95        251,750                   252,300               252,264
5/31/95        253,175                   254,550               256,707
6/30/95        254,175                   256,000               258,108
7/31/95        255,475                   257,275               258,775
8/31/95        256,725                   258,500               260,543
9/30/95        258,050                   259,575               262,032
10/31/95       259,550                   261,125               264,174
11/30/95       261,350                   262,675               266,514
12/31/95       263,200                   264,150               268,647
1/31/96        264,800                   265,825               270,687
2/29/96        264,750                   266,150               269,404
3/31/96        265,750                   266,875               269,058
4/30/96        266,200                   267,800               269,036
5/31/96        266,975                   268,775               269,484
6/30/96        269,150                   270,200               271,422
7/31/96        270,000                   271,225               272,466
8/31/96        271,125                   272,500               273,340
9/30/96        273,350                   274,350               275,941
10/31/96       275,375                   276,375               278,986
11/30/96       277,300                   277,750               281,398
12/31/96       277,600                   278,675               281,331
1/31/97        278,725                   280,050               282,632
2/28/97        280,050                   281,075               283,497
3/31/97        281,125                   281,775               283,215
4/30/97        283,025                   283,450               285,424
5/31/97        284,675                   285,200               287,280
6/30/97        286,625                   286,900               289,270
7/31/97        288,900                   288,950               292,642
8/31/97        289,750                   289,850               292,791
9/30/97        291,675                   291,400               295,021
10/31/97       293,550                   293,000               296,861
11/30/97       294,600                   293,875               297,516
12/31/97       296,350                   295,250               299,170
1/31/98        298,750                   297,175               301,856
2/28/98        298,925                   297,925               302,195
3/31/98        300,400                   299,475               303,391
4/30/98        301,600                   300,850               304,788
5/31/98        303,775                   302,075               306,445
6/30/98        305,300                   303,525               307,836
7/31/98        306,550                   304,950               309,076
8/31/98        310,550                   307,425               311,540
9/30/98        315,125                   309,925               314,968
10/31/98       313,925                   311,525               314,592
11/30/98       314,225                   311,550               315,158
12/31/98       315,675                   312,650               316,399
1/31/99        317,550                   313,750               317,948
2/28/99        317,125                   313,925               316,553
3/31/99        319,700                   315,825               318,977
4/30/99        320,975                   316,950               320,098
5/31/99        321,075                   317,800               319,540
6/30/99        322,075                   319,150               320,046
7/31/99        323,500                   320,450               320,379
8/31/99        324,550                   321,425               320,870
9/30/99        327,100                   323,125               323,192
10/31/99       328,000                   323,900               323,901
11/30/99       329,000                   324,575               324,832
12/31/99       329,700                   325,250               325,360
1/31/00        330,750                   326,100               325,416
2/29/00        333,125                   327,750               327,486
3/31/00        335,625                   329,425               329,355
4/30/00        336,725                   331,150               329,572
5/31/00        337,850                   332,925               330,466
6/30/00        341,375                   335,475               334,265
7/31/00        343,600                   337,200               336,312
8/31/00        345,225                   338,375               338,800
9/30/00        347,650                   340,350               341,675
10/31/00       349,750                   341,925               342,687
11/30/00       352,775                   344,050               345,832
12/31/00       356,150                   347,275               349,758
1/31/01        359,500                   350,975               354,529
2/28/01        362,050                   352,300               356,943
3/31/01        364,325                   354,650               359,563
4/30/01        365,750                   356,375               360,334
5/31/01        367,925                   358,450               362,475
6/30/01        369,375                   359,350               363,825
7/31/01        372,650                   360,900               368,450
8/31/01        374,075                   362,200               370,800
9/30/01        377,600                   358,125               374,475
10/31/01       379,150                   359,300               377,475


                                                  AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                1 Year     5 Years       Since
   October 31, 2001                                                Inception 2
--------------------------------------------------------------------------------
 Short-Term Fixed Income Fund--
        Institutional Class                      8.39%       6.61%       6.48%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is March 13, 1995. Benchmark returns are for the period beginning March 31, 1995.
3 The Lehman Brothers Short Treasury Index tracks public obligations of the US
  Treasury including bills, notes, bonds and coupons, with remaining maturities in the one year or less range. As of August 31, 2001, Merrill Lynch discontinued the Merrill Lynch 1 Year Treasury Bill Index, the Fund's benchmark. Effective September 1, 2001, the Fund changed its benchmark to the Lehman Brothers Short Treasury Index.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

High Yield Bond Fund--Institutional Class, CS First Boston
High Yield Index and Lipper High Yield Funds Average
Growth of a $250,000 Investment (since inception)2

          High Yield Bond Fund--    CS First Boston      Lipper High Yield
            Institutional Class   High Yield Index 3      Funds Average 4
 3/16/98        250,000                 249,801               250,000
 4/30/98        253,200                 251,674               249,243
 5/31/98        254,025                 252,429               252,461
 6/30/98        253,825                 252,959               253,640
 7/31/98        257,750                 254,730               253,925
 8/31/98        235,175                 237,434               257,090
 9/30/98        233,175                 237,410               259,205
10/31/98        230,475                 232,686               258,421
11/30/98        251,025                 244,484               258,915
12/31/98        245,350                 243,919               259,563
 1/31/99        248,700                 246,211               261,509
 2/28/99        250,450                 245,696               260,718
 3/31/99        260,300                 247,932               261,304
 4/30/99        268,425                 253,414               262,220
 5/31/99        261,175                 250,676               261,257
 6/30/99        263,300                 250,802               258,026
 7/31/99        266,125                 250,927               258,348
 8/31/99        263,950                 248,692               255,161
 9/30/99        265,125                 246,777               254,396
10/31/99        268,425                 245,571               250,052
11/30/99        276,150                 248,905               251,510
12/31/99        283,675                 251,920               248,197
 1/31/00        285,350                 250,915               245,312
 2/29/00        292,875                 252,466               247,594
 3/31/00        287,125                 248,679               251,170
 4/30/00        286,950                 248,309               250,071
 5/31/00        277,850                 244,334               247,944
 6/30/00        286,000                 249,810               251,674
 7/31/00        289,225                 252,158               254,048
 8/31/00        292,625                 253,848               257,076
 9/30/00        287,950                 251,512               256,594
10/31/00        275,000                 243,687               257,330
11/30/00        258,725                 234,075               221,100
12/31/00        263,325                 238,800               225,475
 1/31/01        287,825                 253,575               239,750
 2/28/01        292,375                 255,675               240,900
 3/31/01        285,625                 250,575               235,950
 4/30/01        285,925                 247,975               233,100
 5/31/01        293,100                 252,950               235,900
 6/30/01        284,675                 249,025               229,925
 7/31/01        283,900                 251,700               231,875
 8/31/01        284,050                 255,225               233,650
 9/30/01        269,100                 239,125               218,200
10/31/01        276,875                 244,575               223,200


                                                 AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                              1 Year     3 Years        Since
   October 31, 2001                                               Inception 2
--------------------------------------------------------------------------------
 High Yield Bond Fund--Institutional Class      0.68%      6.30%        2.85%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is March 16, 1998. The CS First Boston High Yield
  Index returns are for the period beginning March 18, 1998. Lipper returns are for the period beginning March 31, 1998.
3 The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

High Yield Bond Fund--Investment Class, CS First Boston
High Yield Index and Lipper High Yield Funds Average
Growth of a $10,000 Investment (since inception)2

          High Yield Bond Fund--    CS First Boston        Lipper High Yield
             Investment Class     High Yield Index 3        Funds Average 4
9/15/98           10,000                10,000                   10,000
10/31/98          10,026                 9,801                    9,970
11/30/98          10,918                10,298                    9,989
12/31/98          10,668                10,274                   10,013
1/31/99           10,812                10,371                   10,089
2/28/99           10,885                10,349                   10,058
3/31/99           11,310                10,443                   10,081
4/30/99           11,646                10,674                   10,116
5/31/99           11,341                10,559                   10,078
6/30/99           11,419                10,564                    9,954
7/31/99           11,539                10,569                    9,966
8/31/99           11,441                10,475                    9,843
9/30/99           11,490                10,395                    9,814
10/31/99          11,631                10,344                    9,647
11/30/99          11,976                10,484                    9,704
12/31/99          12,302                10,611                    9,575
1/31/00           12,360                10,569                    9,464
2/29/00           12,689                10,634                    9,552
3/31/00           12,448                10,475                    9,690
4/30/00           12,438                10,459                    9,648
5/31/00           12,041                10,292                    9,566
6/30/00           12,393                10,522                    9,710
7/31/00           12,531                10,621                    9,802
8/31/00           12,675                10,692                    9,919
9/30/00           12,470                10,594                    9,900
10/31/00          11,902                10,264                    9,929
11/30/00          11,195                 9,860                    9,554
12/31/00          11,378                10,058                    9,744
1/31/01           12,448                10,681                   10,372
2/28/01           12,627                10,769                   10,417
3/31/01           12,333                10,555                   10,192
4/30/01           12,343                10,445                   10,076
5/31/01           12,666                10,654                   10,200
6/30/01           12,284                10,489                    9,947
7/31/01           12,248                10,602                   10,024
8/31/01           12,252                10,750                   10,104
9/30/01           11,604                10,072                    9,438
10/31/01          11,936                10,302                    9,657


                                                 AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                               1 Year     3 Years       Since
   October 31, 2001                                               Inception 2
--------------------------------------------------------------------------------
 High Yield Bond Fund--Investment Class         0.29%      5.99%      5.82%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is September 15, 1998. Benchmark returns are for the period beginning September 30, 1998.
3 The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW

High Yield Bond Fund--Premier Class, CS First Boston
High Yield Index and Lipper High Yield Funds Average
Growth of a $5,000,000 Investment (since inception)2

          High Yield Bond Fund--    CS First Boston      Lipper High Yield
             Premier Class        High Yield Index 3      Funds Average 4
10/31/00       5,000,000              5,000,000             5,000,000
11/30/00       4,704,500              4,803,000             4,743,500
12/31/00       4,788,000              4,899,500             4,839,500
1/31/01        5,234,500              5,203,000             5,145,000
2/28/01        5,311,500              5,245,500             5,170,000
3/31/01        5,195,500              5,141,500             5,043,000
4/30/01        5,201,500              5,088,000             4,991,500
5/31/01        5,332,500              5,190,000             5,052,500
6/30/01        5,180,500              5,109,500             4,931,000
7/31/01        5,167,000              5,164,500             4,970,000
8/31/01        5,170,500              5,236,500             5,007,000
9/30/01        4,892,000              4,906,500             4,688,500
10/31/01       5,034,000              5,018,500             4,800,000


                                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                          1 Year       Since
   October 31, 2001                                              Inception 2
--------------------------------------------------------------------------------
 High Yield Bond--Premier Class                            0.68%       0.68%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is October 31, 2000. Benchmark returns are for the period beginning October 31, 2000.
3 The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.09%
              ALABAMA--1.83%
              Alabama Housing Finance Authority,
               Multi-Family Mortgage, The Club
               Apartments, RB, Series I, AMT,
$ 1,875,000    5.65%, 6/1/08 .......................$  1,907,850
              Birmingham, Alabama, Special Care
               Facilities Financing Authority,
               Methodist Home for Aging, RB, LOC,
  3,560,000    5.00%, 3/1/14 .......................   3,655,942
              Birmingham, Alabama, Industrial
               Development Board, Industrial Revenue
              Development, American Metal Products,
              RB, AMT, LOC:
    115,000   4.50%, 4/1/04 ........................     116,786
    205,000   5.00%, 4/1/09 ........................     208,934
    120,000   5.50%, 4/1/14 ........................     121,157
    265,000   5.75%, 4/1/19 ........................     265,620
              Birmingham, Alabama, Jefferson
               Alabama Civic Center, Capital
               Outlays, Special Tax Revenue,
    800,000    7.40%, 1/1/08 .......................     802,832
              Birmingham, Alabama, Medical Clinic
               Board, Baptist Medical Centers, RB,
               ETM,
     75,000    8.25%, 7/1/05 .......................      82,042
              Lauderdale & Florence Counties,
               Alabama, Public Hospital, RB, ETM,
    195,000    7.00%, 7/1/07 .......................     217,708
              West Jefferson, Alabama, Amusement
               & Public Park Authority, Visionland
               Alabama Project, RB, Pre-Refunded
               @ 102,4
    860,000    7.50%, 12/1/06 ......................     987,246
                                                     -----------
                                                       8,366,117
                                                     -----------
              ALASKA--0.20%
               Alaska State Housing Finance Corp.,
               RB, MBIA,
    910,000    6.00%, 12/1/15 ......................     964,027

              AMERICAN SAMOA--0.29%
               Territory of American Samoa, GO,
               ACA:
    495,000    5.75%, 9/1/05 .......................     534,605
    700,000    6.00%, 9/1/07 .......................     772,534
                                                     -----------
                                                       1,307,139
                                                     -----------

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              ARIZONA--0.62%
              Arizona Health Facilities, Authority
               Hospital System Revenue Refunding,
               RB, ETM, MBIA,
$   280,000    6.25%, 9/1/11 .......................$    299,241
              Maricopa County, Arizona, Hospital
               Revenue Authority, Phoenix Baptist
               Hospital & Medical Center, RB, ETM,
     20,000    7.125%, 10/1/02 .....................      20,913
              Maricopa County, Arizona, Industrial
               Development Authority, Pines at Camelback
               Apartments Project, RB, Series A,
               Asset Guaranty:
    145,000    4.90%, 5/1/06 .......................     152,755
    125,000    5.00%, 5/1/07 .......................     132,127
    310,000    5.30%, 5/1/13 .......................     324,592
              Maricopa County, Arizona, Samaritan
               Health Service, RB, ETM,
    170,000    6.75%, 1/1/04 .......................     177,052
              Pinal County, Arizona, Community
               College, RB, AMBAC,
    280,000    4.75%, 7/1/09 .......................     297,727
              Yuma, Arizona, Industrial Development
               Authority, Multi-Family Mortgage,
               Regency Apartments, RB, Series A,
               GNMA,
  1,425,000   5.40%, 12/20/17 ......................   1,443,083
                                                     -----------
                                                       2,847,490
                                                     -----------
              ARKANSAS--1.09%
              Arkansas State, Development Finance
               Authority, Correction Facilities
               Revenue, RB, MBIA,
    735,000    5.10%, 10/1/16 ......................     735,676
              Drew County, Arkansas, Public
               Facilities Board, Single Family
               Mortgage, RB, Series A-2, FNMA,
    121,791    7.90%, 8/1/11 .......................     128,609
              Fayetteville, Arkansas, Public Facilities
               Board, Single Family Mortgage, RB,
    285,000    7.25%, 4/1/11 .......................     295,172
              Jefferson County, Arkansas, Health
               Care Facility,1978 Conventional
               Series, RB, ETM, FSA,
    125,000    7.40%, 12/1/10 ......................     147,026
              Lonoke County, Arkansas, Residential
               Housing, RB, Series B,
     66,513    7.375%, 4/1/11 ......................      70,388
              Mississippi County, Arkansas, Public
               Facilities Board, RB, Series 1,
    270,000    7.20%, 7/15/10 ......................     286,759

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              North Little Rock, Arkansas,
               Residential Housing
               Facilities, Capital Appreciation, RB,1
$ 1,548,000    0.00%, 12/1/10 ......................$    831,462
              Rogers County, Arkansas, Sales & Use
               Tax Redevelopment, RB,
  1,875,000    5.35%, 11/1/11 ......................   1,940,812
              Rogers County, Arkansas, Sales & Use
               Tax Revenue, RB,
    165,000    5.00%, 11/1/15 ......................     168,775
              Saline County, Arkansas, Residential
               Housing Facilities, Single Family
               Mortgage, RB,
    220,000    7.875%, 3/1/11 ......................     228,479
              Stuttgart, Arkansas, Public Facilities
               Board, Single Family Mortgage, RB,
               Series B,
    112,648    7.75%, 9/1/11 .......................     119,358
                                                     -----------
                                                       4,952,516
                                                     -----------
              CALIFORNIA--4.57%
              Abag, California, Finance Authority for
               Nonprofit Corporations, American
               Baptist Homes, COP, Series A,
    400,000    5.50%, 10/1/07 ......................     391,888
              California Home Finance Authority, Mortgage
               Backed Securities Program, RB,
               Series B, AMT,
               GNMA / FNMA,
     85,000    6.90%, 10/1/24 ......................      86,856
              California Statewide Communities
               Development Revenue Authority,
               Sunnyside Vermont, RB, FHA /
               GNMA,
  5,280,000    7.00%, 4/20/36 ......................   6,114,451
              California Statewide Community
               Housing Development, Cudahy
               Gardens Project, RB, Series I, AMT,
               LOC,
    845,000    5.10%, 10/1/12 ......................     861,984
              California Statewide Community
               Housing Development, Cudahy
               Gardens Project, RB, Series I,
               Mandatory Put @ 100, AMT, LOC,2
    925,000    5.60%, 4/1/16 .......................     945,979
              California Statewide Community
               Housing Development, Riverside
               Gardens Project, RB, Series J, AMT,
               LOC,
    745,000    5.10%, 10/1/12 ......................     759,975
              Contra Costa County, California,
               Multi-Family Housing, Bollinger
               Crest Apartments, RB,
               Series C, AMT, FNMA,
    400,000    4.85%, 5/1/11 .......................     413,720

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Delta County, California, California
               Home Mortgage Finance, Pacific
               Mortgage Backed Securities, RB,
               Series A, AMT, MBIA / GNMA,
$   360,000    6.70%, 6/1/24 .......................$    394,135
              Emeryville, California, Redevelopment
               Agency, Residential Mortgage, RB,
               ETM,
    145,000    7.50%, 9/1/11 .......................     171,699
              Fresno, California, Multi-Family
               Housing Authority, Central Valley
               Coalition Projects, RB, Series A,
               AMT, FNMA,
    220,000    5.15%, 8/1/07 .......................     225,256
              Fresno, California, Multi-Family
               Housing Authority, Central Valley
               Coalition Projects, RB, Series B,
               AMT, FNMA,
    107,000    5.15%, 8/1/07 .......................     109,556
              Fresno, California, Multi-Family
               Housing Authority, Woodlands
               Apartments Projects, RB, Series A,
               GNMA,
    375,000    6.65%, 5/20/08 ......................     405,720
              Los Angeles, California, Community
               Redevelopment Agency , Angelus
               Plaza Project, RB, Series A, FNMA,
  2,500,000    7.40%, 6/15/10 ......................   2,811,625
              Los Angeles, California, Community
               Redevelopment Authority, Monterey
               Hills Project, RB, Series B,
     95,000    8.65%, 12/1/22 ......................     108,214
              Los Angeles, California, Multi-Family
               Housing, Earthquake Rehabilitation,
               RB, Series A, AMT, FNMA,
    880,000    5.70%, 12/1/27 ......................     913,299
              Los Angeles, California, Multi-Family
              Housing, Earthquake Rehabilitation, RB,
               Series B, Mandatory Put @ 100,
               AMT, FNMA,2
  3,135,000    5.85%, 12/1/07 ......................   3,321,909
              Sacramento County,
               California, Multi-Family
               Housing Revenue, Fairways II Apartments,
               RB, Mandatory Put @ 100, FNMA,2
    230,000    5.35%, 8/1/05 .......................     236,608
              Sacramento, California, Municipal
               Utility District, RB, Series M, ETM,
    100,000    8.75%, 4/1/03 .......................     105,663
               Turlock, California, Public Financing
               Authority Revenue, RB,
     35,000    5.25%, 9/1/15 .......................      34,963

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Vista, California, Multi-Family
               Housing, Pepperwood Apartments
               Project, RB, Series A, Mandatory Put
               @ 100, FNMA,2
$ 2,310,000    5.70%, 6/1/05 ........................$ 2,405,126
                                                     -----------
                                                      20,818,626
                                                     -----------
              COLORADO--2.51%
              Arvada, Colorado, Industrial
               Development Authority, Wanco
               Incorporated Project, RB, AMT, LOC:
    245,000    5.60%, 12/1/12 ........................   251,377
    355,000    5.80%, 12/1/17 ........................   358,415
              Aurora, Colorado, Centretech
               Metropolitan District, GO, Series C,
               Mandatory Put @ 100, LOC,2
  1,280,000    4.875%, 12/1/08 ....................... 1,337,203
              Aurora, Colorado, Single Family
               Mortgage Revenue, RB, Series A,
    140,000    7.30%, 5/1/10 .........................   143,930
              Boulder County, Colorado, Community
               Hospital Project, RB, ETM,
    155,000    7.00%, 7/1/09 .........................   175,911
              Colorado Health Facilities Revenue
               Authority, Weld County General Hospital
               Project, RB, ETM,
    180,000    9.375%, 7/1/09 ........................   221,897
              Colorado Housing Finance Authority,
               Multi-Family Insured Mortgage, RB,
               Series C-3, FHA,
  1,455,000    5.70%, 10/1/21 ........................ 1,455,466
              Colorado Housing Finance Authority,
               Single Family Program, RB, AMT,
     55,000    5.75%, 11/1/04 ........................    55,466
              Colorado Housing Finance Authority,
               Single Family Program, RB, Series A,
    130,000    4.75%, 11/1/05 ........................   137,059
              Colorado Housing Finance Authority,
               Single Family Program, RB,
               Series A-3,
    720,000    6.50%, 5/1/16 .........................   780,113
              Colorado Housing Finance Authority,
               Single Family Program, RB,
               Series B-2, AMT,
    700,000    6.40%, 11/1/24 ........................   765,639
              Colorado Housing Finance Authority,
               Single Family Program, RB,
               Series B-3,
    980,000    6.55%, 5/1/25 ......................... 1,056,754
              Colorado Housing Finance Authority,
               Single Family Program, RB, Series C,
    110,000    5.00%, 5/1/05 .........................   110,561

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Colorado Housing Finance Authority,
               Single Family Program, RB,
               Series D-1, AMT,
$   725,000    5.20%, 12/1/05 ........................$  769,624
              Colorado Housing Finance Authority,
               Single Family Program, RB,
               Series D-3,
  1,000,000    5.15%, 4/1/11 ......................... 1,050,430
              Denver City & County, Colorado, Single
               Family Mortgage Revenue Home, Metro
               Mayors Caucus, RB, GNMA / FNMA /
               FHLMC,
    115,000    5.00%, 11/1/15 ........................   118,615
              Denver, Colorado, Multi-Family
               Mortgage, Buerger Brothers Project,
               RB, Series A, AMT, FHA,
    200,000    5.10%, 11/1/07 ........................   208,678
              Denver, Colorado, Multi-Family
               Mortgage, Garden Court Community,
               RB, FHA,
    310,000    4.70%, 7/1/08 .........................   321,513
              Vail, Colorado, Single Family
               Mortgage, RB, Series A,
     95,000    8.125%, 6/1/10 ........................   100,371
              Westminster, Colorado, Multi-Family
               Housing, Semper Village
               Apartments, RB, Mandatory Put @
               100, AXA,2
  1,670,000    5.95%, 9/1/06 ......................... 1,716,376
              Westminster, Colorado, Multifamily
               Revenue Refunding, Housing, Oasis
               Wexford Apartments, RB, Mandatory
               Put @ 100, FNMA,2
    280,000    5.35%, 12/1/05 ........................   291,956
                                                      ----------
                                                      11,427,354
                                                      ----------
              CONNECTICUT--1.63%
               Stamford, Connecticut, Housing
               Authority Multifamily Revenue
               Refunding, Fairfield Apartments, RB,
               Mandatory Put @ 100, AMT,2
  5,185,000    4.75%, 12/1/08 ........................ 5,178,622
              Waterbury, Connecticut, Housing
               Mortgage Authority, RB, Series A,
               AMBAC / FHA,
  1,075,000    4.85%, 7/1/09 ......................... 1,078,064
              Waterbury, Connecticut, Housing
               Mortgage Authority, RB, Series C,
               AMBAC / FHA,
  1,170,000    4.85%, 7/1/09 ......................... 1,171,252
                                                      ----------
                                                       7,427,938
                                                      ----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              DELAWARE--0.41%
              Delaware State Economic
               Development Authority, Wilmington
               Friends School Project:
$    60,000    6.30%, 7/1/02 .........................$   59,891
     60,000    6.30%, 7/1/03 .........................    59,690
     65,000    6.30%, 7/1/04 .........................    64,422
     70,000    6.30%, 7/1/05 .........................    68,950
     75,000    6.30%, 7/1/06 .........................    73,236
     80,000    6.30%, 7/1/07 .........................    77,570
     85,000    6.30%, 7/1/08 .........................    81,666
     90,000    6.30%, 7/1/09 .........................    85,610
     95,000    6.30%, 7/1/10 .........................    89,633
    100,000    6.30%, 7/1/11 .........................    93,106
    110,000    6.30%, 7/1/12 .........................   101,206
    115,000    6.30%, 7/1/13 .........................   104,504
              Delaware State Housing Authority,
               Residential Mortgage, RB, Series A,
    625,000    8.75%, 6/1/17 .........................   627,638
              Delaware State Economic
               Development Authority RB,
               Peninsula United, Series A,
     35,000            6.00%, 5/1/09 .................    36,166
              Wilmington, Delaware, Park Authority,
               RB, Series B, ETM,
    230,000           7.15%, 8/1/06 ..................   246,484
                                                      ----------
                                                       1,869,772
                                                      ----------
              DISTRICT OF COLUMBIA--0.50%
              District of Columbia Housing Finance
               Agency, Mayfair Mansions Apartments,
               RB, AMT, FHA,
    570,000    5.00%, 2/1/08 .........................   590,349
              District of Columbia Housing Finance
               Agency, Single Family Mortgage, RB,
               Series A, AMT, FNMA / GNMA,
  1,635,000    6.25%, 12/1/28 ........................ 1,691,686
                                                      ----------
                                                       2,282,035
                                                      ----------
              FLORIDA--2.51%
              Brevard County, Florida, Health Facility
               Revenue Authority, Courtenay
               Springs Village, RB, ETM,
    675,000    7.375%, 11/15/04 ......................   723,917
              Broward County, Florida, Water &
               Sewer Utility Revenue, RB,
               Pre-Refunded @ 100,4
    235,000    6.875%, 9/1/06 ........................   263,990
              Dade County, Florida, Aviation
               Revenue, RB, Series E, AMBAC,
     50,000    5.40%, 10/1/07 ........................    54,301

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Dade County, Florida, Government
               Leasing Corp., COP, Series B,
$    45,000    8.50%, 4/1/07 .........................$    46,140
              Dade County, Florida, Government
               Leasing Corp., COP, Series C,
    250,000    9.00%, 4/1/20 .........................   257,555
              Dade County, Florida, Housing Finance
               Authority, Multi-Family Mortgage, Midway
               Point Phase I, RB, Series A,
               Mandatory Put @ 100, AMT, FNMA,2
    790,000    5.90%, 6/1/06 .........................   817,247
              Dade County, Florida, Housing Finance
               Authority, Single Family Mortgage Revenue,
               RB, Series B-1, AMT, FNMA /
               GNMA,
  3,014,549    6.10%, 4/1/27 ......................... 3,344,220
              Daytona Beach, Florida, Water &
               Sewer Revenue, RB, Series 1978,
               ETM,
    400,000    6.75%, 11/15/07 .......................   445,632
              Duval County, Florida, Housing Finance
               Authority, GNMA Mortgage Backed
               Securities Program, RB, Series C,
               FGIC / GNMA,
     55,000    7.65%, 9/1/10 .........................    56,161
              Gainesville, Florida, Utility Systems
               Revenue, RB, ETM,
    165,000    6.30%, 10/1/06 ........................   179,777
              Jacksonville, Florida, Health Facilities
               Authority, Saint Vincent Medical Center
               Incorporated, RB, ETM,
    305,000    9.125%, 1/1/03 ........................   318,451
              Jacksonville, Florida, Health Facility
               Authority, Saint Catherine Laboure
               Manor Incorporated, RB, ETM,
     95,000    9.125%, 1/1/03 ........................    99,531
              Miami Beach, Florida, Housing Authority,
               Section 8, RB, HUD,
    900,000    6.625%, 1/15/09 .......................   942,192
              Miami, Florida, Fernando Apartments,
    619,543    9.75%, 10/1/11 ........................   623,260
              Miami-Dade County, Florida, Housing
               Finance Authority, RB, Series A,
               AMT, FNMA / GNMA,
  1,490,000    5.90%, 6/1/25 ......................... 1,592,691
              Orange County, Florida, Health
               Facilities Authority Revenue, Advanced
               Health Systems, RB, ETM,
    920,000    8.75%, 10/1/09 ........................ 1,114,994

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Pinellas County, Florida, Housing
               Finance Authority, Single Family
               Mortgage Program, RB, Series A,
               AMT, GNMA,
$   365,000    6.85%, 3/1/29 .........................$  375,351
              St. John's County, Florida, Industrial
               Development Authority, RB,
               Series A, MBIA,
    185,000    5.50%, 3/1/17 .........................   200,773
                                                      ----------
                                                      11,456,183
                                                      ----------
              GEORGIA--1.61%
              Athens, Georgia, Water & Sewer
               Revenue, RB, ETM,
    800,000    6.20%, 7/1/08 .........................   923,800
              Augusta, Georgia, Housing
               Rehabilitation, Multi-Family Housing, Bon
               Air, RB, Series C, HUD,
    620,000    7.00%, 9/1/05 .........................   643,455
              Clayton County, Georgia, Multi-Family
               Housing Authority, Pointe South
               Apartments Projects, RB, AMT, FNMA,
    100,000    5.75%, 1/1/13 .........................   105,632
              Fulton County, Georgia, Housing
               Authority, Single Family Mortgage,
               RB, Series A, AMT, GNMA,
    190,000    6.20%, 3/1/13 .........................   193,086
              Gwinnett County, Georgia,
               Multi-Family Housing Authority,
               Singleton-Oxford Association,
               Series A, RB, Mandatory Put @ 100,
               FNMA,2
    970,000    5.50%, 4/1/06 ......................... 1,018,490
              Marietta, Georgia, Housing Authority,
               Multi-Family Housing, Ridge Point
               Apartments Project, RB, Series A,
               Mandatory Put @ 100, FNMA,2
  1,985,000    5.70%, 6/1/05 ......................... 2,068,310
              Savannah, Georgia, Economic
               Development Authority Revenue,
               College of Art & Design, RB:
  1,070,000    6.20%, 10/1/09 ........................ 1,147,115
    800,000    6.50%, 10/1/13 ........................   860,480
              St. Marys, Georgia, Housing Authority,
               Multi-Family Mortgage, Cumberland
               Oaks Apartments, RB, Series A, FHA,
    250,000    7.25%, 9/1/05 .........................   250,660
              St. Marys, Georgia, Housing Authority,
               Multi-Family Mortgage, Pines
               Apartments, RB, Series C, FHA,
    105,000    7.25%, 10/1/05 ........................   105,136
                                                      ----------
                                                       7,316,164
                                                      ----------

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              HAWAII--1.27%
              Hawaii State Housing & Community
               Development, Multi-Family
               Revenue, Sunset Villas, RB, GNMA:
$ 1,090,000    5.70%, 7/20/31 ........................$1,126,471
  2,395,000    5.75%, 1/20/36 ........................ 2,475,927
              Hawaii State Housing Finance &
               Development Corp., Single Family
               Mortgage, Series A, RB, AMT,
               FNMA,
  1,930,000    5.20%, 7/1/12 ......................... 2,020,864
              Honolulu, Hawaii, Housing Authority,
               Multi-Family Mortgage, Waipahu
               Towers Project, RB, Series A, AMT,
               GNMA,
    150,000    6.90%, 6/20/05 ........................   159,764
                                                      ----------
                                                       5,783,026
                                                      ----------
              IDAHO--1.63%
              Bingham County, Idaho, Industrial
               Development Company, Supreme Potatoes
               Incorporated Project, RB, AMT, LOC:
     65,000    4.85%, 11/1/02 ........................    66,247
    240,000    4.95%, 11/1/03 ........................   248,547
    260,000    5.05%, 11/1/04 ........................   271,307
    265,000    5.15%, 11/1/05 ........................   275,436
    290,000    5.20%, 11/1/06 ........................   299,828
    305,000    5.30%, 11/1/07 ........................   313,930
    325,000    5.40%, 11/1/08 ........................   333,583
    355,000    5.50%, 11/1/09 ........................   363,857
     80,000    5.60%, 11/1/10 ........................    81,948
     85,000    5.70%, 11/1/11 ........................    87,052
     90,000    5.80%, 11/1/12 ........................    92,229
              Idaho Housing & Finance Association,
               Multi-Family Housing, Teton
               Apartments, RB, Mandatory Put @
               100, AMT, LOC,2
    155,000    5.15%, 8/1/04 .........................   155,037
              Idaho Housing & Finance Association,
               RB, Series A, Class III, AMT,
  2,560,000    5.55%, 7/1/20 ......................... 2,633,677
              Idaho Housing & Finance Association,
               RB, Series E-2,
    725,000    5.90%, 1/1/15 .........................   770,487
              Idaho Housing & Finance Association,
               Single Family Mortgage, RB,
               Series B, AMT,
    245,000    5.65%, 7/1/09 .........................   249,307
              Idaho Housing & Finance Association,
               Single Family Mortgage, RB, Series
               C-2, AMT,
    210,000    5.25%, 7/1/11 .........................   219,135

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Idaho Housing & Finance Association,
               Single Family Mortgage, RB, Series
               F-2, AMT,
$   465,000    5.10%, 7/1/12 .........................$  462,661
              Idaho Housing Agency, Single Family
               Mortgage, RB, Series C-1,
    100,000    7.65%, 7/1/10 .........................   100,259
              Idaho Housing Agency,Single Family
               Mortgage, RB, Series F, AMT,
    400,000    5.80%, 7/1/07 .........................   418,116
                                                      ----------
                                                       7,442,643
                                                      ----------
              ILLINOIS--7.11%
              Alton, Illinois, Hospital Facility, Alton
               Memorial Hospital Project, RB, ETM,
    285,000    7.00%, 7/1/05 .........................   310,026
              Bedford Park, Illinois, Water Revenue,
               RB, Series B, AMT, ACA,
  1,325,000    6.00%, 12/15/08 ....................... 1,426,495
              Belleville, St. Clair County, Illinois,
               Single Family Mortgage Revenue,
               RB, MGIC, ETM,
     20,000    7.25%, 11/1/09 ........................    23,125
              Bolingbrook, Illinois, Capital
               Appreciation, RB, Series 1,1
    255,000    0.00%, 1/1/11 .........................   131,440
              Buffalo Grove, Illinois, Economic
               Development Authority, RB,
    115,000    5.45%, 8/15/02 ........................   115,693
              Chicago, Illinois, Multi-Family Mortgage,
               Bryne Mawr/ Belle Project, RB, AMT, GNMA:
    140,000    4.95%, 6/1/05 .........................   145,694
    135,000    5.25%, 6/1/08 .........................   141,649
    135,000    5.35%, 6/1/09 .........................   141,962
    145,000    5.45%, 6/1/10 .........................   153,169
    140,000    5.50%, 6/1/11 .........................   148,113
    145,000    5.55%, 6/1/12 .........................   152,541
              Davis Junction, Illinois, Solid Waste
               Improvements, GO, Series B, LOC:
    915,000    5.50%, 4/15/10 ........................   964,913
     60,000    5.875%, 4/15/16 .......................    61,872
              Des Plaines, Illinois, Hospital Facility,
               Holy Family Hospital, RB, ETM,
    170,000    7.00%, 1/1/07 .........................   187,830
              Des Plaines, Illinois, Hospital Facility,
               Holy Family Hospital, RB, ETM, FGIC,
    125,000    7.00%, 1/1/07 .........................   137,031
              Des Plaines, Illinois, Hospital Facility,
               Holy Family Hospital, RB, ETM,
               MBIA,
    130,000    7.00%, 1/1/07 .........................   142,512

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Fairfield, Illinois, Economic
               Development Authority, Wayne
               County Center Project, RB,
$   350,000   6.00%, 12/15/05 ........................$  372,509
              Granite City, Illinois, Hospital Facilities
               Revenue, RB, ETM,
    150,000    7.00%, 1/1/08 .........................   166,700
              Grayslake, Illinois, Multi-Family
               Housing, Country Squire Apartments
               Project, RB, Series A, FHA,
    520,000    6.00%, 6/1/05 .........................   538,736
              Greater Peoria, Illinois, Airport
               Authority, GO, AMT,
     95,000    6.50%, 12/1/05 ........................   103,810
              Illinois Development Finance
               Authority, Catholic Health, RB,
               Series A, Connie Lee,
    765,000    5.15%, 2/15/06 ........................   818,282
              Illinois Development Finance
               Authority, Community Rehabilitation
               Providers, RB, Series A:
    640,000    5.375%, 7/1/09 ........................   639,430
  1,915,000    5.60%, 7/1/19 ......................... 1,771,241
              Illinois Development Finance
               Authority, Debt Restructure East
               Saint Louis, GO,
    605,000    6.875%, 11/15/05 ......................   650,841
              Illinois Development Finance
               Authority, Fund For Child Project, RB,
               Series A,
    910,000    7.40%, 9/1/04 .........................   942,269
              Illinois Development Finance
               Authority, Section 8, RB, Series A,
               FHA / MBIA,
     90,000    5.20%, 7/1/08 .........................    94,535
              Illinois Educational Facilities Revenue
               Authority, Illinois College Podiatric
               Medicine,
    105,000    7.375%, 6/1/04 ........................   105,457
              Illinois Educational Facilities, Authority
               Revenue Refunding, Augustana
               College, RB:
    135,000    4.60%, 10/1/08 ........................   137,639
    280,000    5.00%, 10/1/13 ........................   281,940
              Illinois Health Facilities Authority,
               Lutheran Social Services, RB,
    635,000    6.125%, 8/15/10 .......................   615,867
              Illinois Health Facilities Authority,
               Michael Reese Hospital & Medical
               Center, RB, ETM,
    290,000    6.75%, 12/1/08 ........................   328,138

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Illinois Health Facilities Authority,
               Midwest Group LTD, RB, ACA,
$   565,000    5.375%, 11/15/08 ......................$  602,250
              Illinois Health Facilities Authority,
               Northwestern Memorial Hospital
               Project, RB, ETM,
    150,000    6.375%, 5/1/03 ........................   155,952
              Illinois Health Facilities Authority,
               Sydney R. Forkosh Memorial Hospital,
               RB, Pre-Refunded @ 100,4
    285,000    7.00%, 7/1/02 .........................   293,567
              Illinois Health Facilities Revenue
               Authority, Community Hospital Of
               Ottawa Project, RB,
    420,000    6.75%, 8/15/14 ........................   438,031
              Illinois Housing Development
               Authority, Multi-Family Program, RB,
               Series 3, HUD,
    350,000    6.05%, 9/1/10 .........................   365,278
              Illinois Industrial Pollution Control,
               Finance Revenue Authority,
               Commonwealth Edison Company Project,
               RB,
    710,000     5.875%, 5/15/07 ......................   721,701
              Illinois Upper River Valley
               Development Authority, Waste
               Recovery Illinois Project, RB, AMT,
  2,040,000    5.90%, 2/1/14 ......................... 1,967,968
              Oak Lawn, Illinois, GO, FGIC,
    120,000    5.25%, 12/1/04 ........................   129,214
              Palatine, Illinois, Tax Increment
               Revenue, Dundee Road
               Redevelopment
               Project, Tax Allocation, AMBAC,
  9,030,000    5.00%, 1/1/15 ......................... 9,134,748
              Quincy, Illinois, Single Family
               Mortgage, RB,
    155,000    6.875%, 3/1/10 ........................   160,994
              Rockford, Illinois, Faust Landmark
               Apartments, RB, Series A, AMT,
               MBIA,
    290,000    5.625%, 1/1/07 ........................   302,528
              Rockford-Concord Commons, Illinois,
               Housing Facility, Concord Commons Project,
               RB, Series A, FHA:
    285,000    5.55%, 11/1/06 ........................   297,893
  1,385,000    6.15%, 11/1/22 ........................ 1,428,461
              Silvas, Illinois, Mortgage Revenue, RB,
               FHA:
  1,460,000    4.90%, 8/1/11 ......................... 1,540,986
  1,285,000    5.20%, 8/1/17 ......................... 1,308,516

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Southwestern, Illinois, Development
               Authority, Wood River Township
               Hospital Project, RB, ETM,
$    65,000    6.875%, 8/1/03 ........................$   68,370
              Woodridge, Illinois, Multi-Family Revenue,
               Hawthorn Ridge Housing, Series A,
               RB, GNMA,
  1,510,000    5.65%, 12/20/32 ....................... 1,532,257
                                                      ----------
                                                      32,400,173
                                                      ----------
              INDIANA--3.25%
              Fort Wayne, Indiana, Hospital Revenue
               Authority, Parkview Memorial
               Hospital, RB, ETM,
    530,000    6.50%, 1/1/05 .........................   563,517
              Gary, Indiana, Mortgage Redevelopment,
               Willow On Clark Apartments, RB, Series A,
               AMT, GNMA:
    220,000    4.75%, 8/20/08 ........................   226,545
    280,000    5.15%, 8/20/13 ........................   281,910
    655,000    5.40%, 8/20/38 ........................   636,797
              Indiana Health Facilities Finance
               Authority, Kings Daughters Hospital,
               RB, Asset Guaranty:
    290,000    5.10%, 2/15/06 ........................   306,185
    300,000    5.10%, 8/15/06 ........................   318,531
    305,000    5.25%, 2/15/08 ........................   323,038
    330,000    5.35%, 8/15/09 ........................   352,480
  1,345,000    5.50%, 4/1/18 ......................... 1,380,454
              Indiana Health Facility Authority, Floyd
               Memorial Hospital, RB,
    505,000    4.85%, 2/15/06 ........................   520,327
              Indiana Health Facility Finance
               Authority Revenue, Memorial
               Hospital, RB, Asset Guaranty,
  1,250,000    5.125%, 2/15/17 ....................... 1,247,937
              Indiana State Health Facility, Floyd
               Memorial Hospital, RB:
    265,000    4.80%, 2/15/07 ........................   271,318
    255,000    4.85%, 2/15/08 ........................   259,965
    245,000    4.95%, 2/15/09 ........................   250,243
              Indiana State Toll Finance Authority,
               Toll Road Revenue, RB,
  2,000,000    5.00%, 7/1/14 ......................... 2,000,600
              Indianapolis, Indiana, Economic
               Development Authority, RB, AMT,
               GNMA,
  1,195,000    5.35%, 4/20/17 ........................ 1,210,236

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Indianapolis, Indiana, Industrial
               Economic Development Authority,
               Knob in the Woods Project, RB,
               Mandatory Put @ 100, AMT,
               FNMA,2
$ 2,465,000    6.375%, 12/1/04 .......................$2,618,002
              Lawrence, Indiana, Multi-Family
               Housing, Pinnacle Apartments Project,
               RB, Mandatory Put @ 100, AMT,
               FNMA,2
  1,615,000    5.15%, 1/1/08 ......................... 1,659,493
              Lawrence, Indiana, Multi-Family
               Housing, Revenue Refunding,
               Pinnacle Apartments, RB, AMT,
               FNMA,
    295,000    5.05%, 1/1/08 .........................   305,213
              Vigo County, Indiana, Hospital
               Authority, RB, ETM,
     60,000    6.875%, 4/1/04 ........................    63,487
                                                      ----------
                                                      14,796,278
                                                      ----------
              IOWA--0.37%
              Dubuque, Iowa, Hospital Facilities,
               Finley Hospital Project, RB, ETM,
    450,000    6.875%, 1/1/12 ........................   462,541
              Iowa Financial Authority, Small
               Business, Terrace Center Association
               LP Project, RB,
  1,170,000    7.50%, 3/1/22 ......................... 1,209,125
                                                      ----------
                                                       1,671,666
                                                      ----------
              KANSAS--0.75%
              Kansas State Development Finance
               Authority, Multi-Family Housing,
               Four Seasons Apartment Project, RB,
               AMT, LOC,
    200,000    5.30%, 10/1/07 ........................   202,404
              Kansas State Development Finance
               Authority, Multi-Family Housing,
               Four Seasons Apartment Project, RB,
               Mandatory Put @ 100, AMT, LOC,2
    780,000    5.60%, 10/1/07 ........................   788,556
              Labette & Cowley County, Kansas,
               Single Family Mortgage, RB,
               Series A-2, GNMA,
     90,000    7.65%, 12/1/11 ........................    93,025
              Manhattan, Kansas, Central Business
               District Redevelopment, Tax
               Allocation, Series A, Asset Guaranty,
    275,000    5.20%, 12/1/03 ........................   282,582

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              McPherson, Kansas, Electric Utility
               Revenue, RB, Pre-Refunded @ 100,
               ETM,4
$ 1,620,000    5.90%, 3/1/03 .........................$1,785,208
              Merriam, Kansas, Hospital Revenue,
               Shawnee Mission Medical Center,
               RB, ETM,
    120,000    6.90%, 6/1/05 .........................   129,931
              Reno County, Kansas, Single Family
               Mortgage, RB, Series B,
     75,000    8.70%, 9/1/11 .........................    77,367
              Saline County, Kansas, Residential
               Housing Facilities, RB, Series A,
     10,000    9.50%, 10/1/11 ........................    10,305
              Wichita, Kansas, Single Family
               Mortgage, RB, Series A,
     60,000    7.10%, 9/1/09 .........................    62,156
                                                      ----------
                                                       3,431,534
                                                      ----------
              KENTUCKY--1.56%
              Ashland, Kentucky, Environmental Import,
               Allied Chemical Corp. Project, RB,
               ETM,
    375,000    5.80%, 3/1/03 .........................   385,286
              Greater Kentucky, Kentucky, Housing
               Assistance Corp., Section 8, RB,
               Series C, FHA / MBIA,
    225,000    5.35%, 7/1/07 .........................   225,511
              Kentucky State Turnpike Authority, RB,
               ETM:
    367,000    6.125%, 7/1/07 ........................   399,384
    215,000    6.625%, 7/1/08 ........................   240,168
              Lakeland, Kentucky, Wesley Village
               Housing Incorporated , Section 8
               Assisted Project, RB, FHA,
    100,000    7.125%, 11/1/02 .......................   101,270
              Louisville, Kentucky, Healthcare
               Facilities Revenue, RB, GNMA,
  5,125,000    6.65%, 12/20/30 ....................... 5,649,698
              Owensboro, Kentucky, Electric Light &
               Power, RB, ETM,
    120,000    10.50%, 1/1/04 ........................   125,966
                                                      ----------
                                                       7,127,283
                                                      ----------
              LOUISIANA--2.54%
              Iberia, Louisiana, Single Family
               Mortgage, RB,
    275,000    7.375%, 1/1/11 ........................   288,335
              Jefferson Parish, Louisiana, Hospital
               Services District, RB, ETM,
     75,000    7.125%, 1/1/02 ........................    75,630

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Lafourche Parish, Louisiana, Housing
               Authority, Multi-Family Mortgage
               Revenue, City Place II Project, RB,
               GNMA,
$ 2,690,000    6.70%, 1/20/40 ........................$3,023,345
              Louisiana Housing Finance Agency,
               Malta Square Project, RB, AMT,
               GNMA:
    470,000    6.45%, 9/1/27 .........................   500,188
  1,220,000    6.50%, 9/1/38 ......................... 1,297,153
              Louisiana Housing Finance Agency,
               Single Family Mortgage Revenue,
               RB, GNMA / FNMA,
    170,000    4.625%, 6/1/09 ........................   171,619
              Louisiana Public Facilities Authority,
               Multi Family Housing ,
               Edgewood Apartments, RB,
               Mandatory Put @ 100,
               FNMA,2
  3,950,000    5.80%, 6/1/05 ......................... 4,106,381
              Louisiana Public Facilities Authority,
               Multi-Family Housing, Oakleigh
               Apartments Project, RB, AXA:
    225,000    5.75%, 3/15/03 ........................   230,013
    235,000    5.85%, 3/15/04 ........................   240,179
    250,000    5.95%, 3/15/05 ........................   255,475
              Louisiana Public Facility Authority,
               Multi-Family Housing, Beau Terre
               Project, RB, Mandatory Put @ 100,
               FNMA,2
    560,000    5.80%, 6/1/05 .........................   582,170
              Louisiana Public Facility Authority,
               Single Family Mortgage, RB,
               Series A,
    170,000    7.375%, 10/1/12 .......................   175,212
              Louisiana Public Facility Authority,
               Single Family Mortgage, RB,
               Series C,
    146,082    8.45%, 12/1/12 ........................   150,855
              Louisiana State Health Education
               Authority, Lease Rent Revenue,
               Tulane University Medical Center,
               RB, ETM,
    415,000    7.875%, 7/1/09 ........................   482,296
                                                      ----------
                                                      11,578,851
                                                      ----------

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              MAINE--0.05%
              Bucksport, Maine, Solid Waste
               Disposal Revenue, Champ International
               Corp. Project, RB,
$   100,000    6.25%, 5/1/10 .........................$  103,134
              Maine Finance Revenue Authority,
               Electronic Rate Stabilization, RB,
               AMT, FSA,
    115,000    5.20%, 7/1/18 .........................   120,037
                                                      ----------
                                                         223,171
                                                      ----------
              MARYLAND--1.04%
              Baltimore County, Maryland, Mortgage
               Revenue, Three Garden Village
               Project, RB, Series A, FHLMC,
    450,000    4.80%, 1/1/13 .........................   455,836
              Baltimore, Maryland, City Housing
               Corporate Revenue, RB, HUD,
    315,000    7.75%, 10/1/09 ........................   315,895
              Cecil County, Maryland, Economic
               Development Authority, Northeast Plaza
               Association, Series A,
  1,255,000    6.875%, 1/15/08 ....................... 1,275,971
              Cecil County, Maryland, Economic
               Development Authority, Northeast
               Plaza Association, Series B,
    380,000    6.875%, 1/15/10 .......................   384,275
              Frederick County, Maryland, Economic
               Redevelopment Authority,
               Northhampton, RB, Series A, FHA,
    110,000    5.90%, 2/1/05 .........................   114,252
              Prince Georges County, Maryland,
               Housing Authority, Single Family
               Mortgage Revenue, RB,
               FNMA/GNMA/FHLMC,
  2,000,000    7.00%, 8/31/02 ........................ 2,175,000
                                                      ----------
                                                       4,721,229
                                                      ----------
              MASSACHUSETTS--4.06%
              Boston, Massachusetts, Deutsches
               Altenheim, RB, Series A, FHA,
    555,000    5.95%, 10/1/18 ........................   606,998
              Boston, Massachusetts, Industrial
               Development Finance Authority,
               North End Community, RB, Series A,
               FHA,
  1,435,000    6.45%, 8/1/37 ......................... 1,686,613
              Dartmouth, Massachusetts, Housing
               Development Corp., CrossRoads Apartments,
               RB, Series A, MBIA / FHA,
    490,000    4.85%, 7/1/09 .........................   507,782

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Massachusetts Educational Loan
               Authority, RB, Series A, AMT, MBIA,
$   320,000    7.25%, 1/1/09 ......................  $   324,790
              Massachusetts State Development
               Finance Agency, Human Services
               Provider, Seven Hills Foundation &
               Affiliate, RB, Asset Guaranty,
    310,000    4.85%, 9/1/13 ......................      318,500
              Massachusetts State Development
               Finance Agency, Worchester
               Redevelopment Authority, RB, Asset
               Guaranty,
  1,050,000    6.00%, 6/1/24 ......................    1,104,547
              Massachusetts State Health &
               Education Authority, Beth Israel
               Hospital, RB, ETM,
     55,000    5.75%, 7/1/06 ......................       58,978
              Massachusetts State Housing Finance
               Agency, Housing Revenue, RB,
               Series D, AMT, AMBAC,
  1,350,000   5.50%, 7/1/13 .......................    1,420,308
              Massachusetts State Housing Finance
               Agency, RB, Series A, AMT, MBIA,
    175,000    6.125%, 12/1/11 ....................      185,544
              Massachusetts State Industrial
               Finance Agency Revenue, Assisted
               Living Facilities, Arbors at Taunton,
               RB, AMT, FHA,
  2,200,000    7.125%, 2/1/36 .....................    2,448,622
              Massachusetts State Industrial
               Finance Agency, Assisted Living
               Facilities, Arbors at Taunton, RB,
               AMT, GNMA,
    395,000    5.30%, 6/20/19 .....................      398,713
              Massachusetts State Industrial
               Finance Agency, Draper Place
               Project, RB, AMT, GNMA:
    290,000    5.40%, 8/20/12 .....................      312,890
  4,490,000    6.45%, 8/20/39 .....................    4,949,237
              Massachusetts State Industrial
               Finance Agency, Higher Education,
               Hampshire College Project, RB,
  1,655,000    5.80%, 10/1/17 .....................    1,676,896
              Massachusetts State Industrial
               Finance Agency, Museum
               Revenue, Norman Rockwell Stockbridge,
               RB, GNMA,
  2,400,000    8.125%, 7/1/11 .....................    2,481,312
                                                    ------------
                                                      18,481,730
                                                    ------------

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              MICHIGAN--1.38%
              Avondale, Michigan, School District,
               GO,
$   135,000    5.80%, 5/1/07 ......................$     139,852
              Battle Creek, Michigan, Economic
               Development Authority, Kellogg
               Company Project, RB,
    290,000    5.125%, 2/1/09 .....................      301,803
              Detroit, Michigan, Water Supply, RB,
               ETM,
    425,000    8.875%, 1/1/05 .....................      471,036
              Dickinson County, Michigan, Economic
               Development Authority, Champion
               International Corp., RB,
    560,000    6.55%, 3/1/07 ......................      570,556
              Grand Rapids Charter Township,
               Michigan, Porter Hills Obligated
               Group, RB,
    890,000    5.20%, 7/1/14 ......................      905,468
              Kalamazoo, Michigan, Economic
               Development Corp., Revenue
               Refunding, RB,
   100,000     5.75%, 5/15/05 .....................      102,347
              Michigan Higher Education Facility
               Authority Revenue, Thomas M.
               Cooley Law School, RB, LOC,
  1,200,000    5.35%, 5/1/15 ......................    1,234,860
              Michigan State Hospital Finance
               Authority, Saint Joseph Mercy
               Hospital Project, RB, ETM,
    270,000    7.00%, 7/1/05 ......................      291,840
              Michigan State Hospital Finance
               Revenue Authority, Ascension Health
               Credit, RB, Series B, Mandatory Put
               @ 100,2
    500,000    5.05%, 11/15/04 ....................      517,480
              Michigan State Housing Development
               Authority, RB, Series B,
    200,000    6.30%, 12/1/03 .....................      204,198
              Michigan State Housing Development
               Authority, RB, Series D, AMT, AMBAC:
     95,000    5.05%, 12/1/07 .....................      100,947
     95,000    5.15%, 12/1/08 .....................      101,243
     95,000    5.25%, 12/1/09 .....................      101,251
     95,000    5.35%, 12/1/10 .....................      101,186
              Michigan State Strategic Fund
               Obligation, The Oxford Institute, RB,
               Series A, ETM,
    215,000    7.875%, 8/15/05 ....................      236,784

 See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
             Petoskey, Michigan, Hospital Finance
               Authority, RB, ETM,
$   540,000     6.70%, 3/1/07 .....................$     593,023
              Saginaw, Michigan, Hospital Finance
               Authority, Saint Luke Hospital, RB,
               ETM,
    255,000    7.50%, 11/1/10 .....................      299,174
                                                    ------------
                                                       6,273,048
                                                    ------------
              MINNESOTA--2.01%
              Cambridge, Minnesota, Mortgage
               Revenue, Health Care Center, RB,
               Series A, GNMA,
    275,000    5.40%, 11/20/05 ....................      287,845
              Dakota County, Minnesota, Housing &
               Redevelopment Authority, RB, AMT,
               FNMA / GNMA,
     70,000    5.55%, 10/1/02 .....................       71,842
    105,000    5.75%, 10/1/04 .....................      112,124
              Eden Prairie, Minnesota, Multi-Family
               Housing Revenue, Rolling Hills
               Project, RB, GNMA,
  2,430,000    6.20%, 2/20/43 .....................    2,687,604
              Minnesota White Earth Band of
               Chippewa Indians Revenue, RB,
               Series A, ACA,
  2,000,000    7.00%, 12/1/11 .....................    2,247,480
              Monticello, Minnesota, Pollution
               Control Authority, Northern States
               Power Company, RB,
    290,000    5.375%, 2/1/03 .....................      292,149
              Rochester, Minnesota, Saint Mary's
               Hospital, RB, ETM,
    330,000    5.75%, 10/1/07 .....................      356,354
              Sartell, Minnesota, Pollution Control
               Revenue, RB,
  3,000,000    6.95%, 10/1/12 .....................    3,101,790
                                                    ------------
                                                       9,157,188
                                                    ------------
              MISSISSIPPI--1.89%
              Corinth & Alcorn County, Mississippi,
               Magnolia Regional Health Center,
               RB, Series A,
  1,725,000    5.00%, 10/1/08 .....................    1,715,478
              Corinth & Alcorn County, Mississippi,
               Magnolia Regional Health Center,
               RB, Series B,
    720,000    5.125%, 10/1/10 ....................      707,746
              Jackson, Mississippi, Housing
               Authority, Multi-Family Revenue, The
               Woodlands, RB, Series A, AMT, FSA,
    490,000    5.30%, 4/1/19 ......................      491,705

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Lee County, Mississippi, Hospital
               Systems Revenue, North Mississippi
               Medical Center Project, RB, ETM,
$   230,000    6.80%, 10/1/07 .....................$     256,123
              Mississippi Business Financial Corp.,
               Mississippi Retirement Facilities
               Revenue Refunding, Wesley Manor,
               RB, Series A, GNMA,
  2,695,000    5.45%, 5/20/34 .....................    2,728,580
              Mississippi Home Corp., Single Family
               Mortgage, Access Program, RB,
               Series A, AMT, GNMA,
     85,000    5.00%, 6/1/04 ......................       88,505
              Mississippi Home Corp., Single Family
               Mortgage, RB, Series A, GNMA,
     65,000    5.125%, 12/1/17 ....................       65,105
              Mississippi Home Corp., Single Family
               Mortgage, RB, Series I, AMT,
               GNMA,
  2,255,000    7.375%, 6/1/28 .....................    2,579,607
                                                    ------------
                                                       8,632,849
                                                    ------------
              MISSOURI--1.65%
              Boone County, Missouri, Industrial
               Development Authority, Otscon
               Incorporated Project, RB, Mandatory
               Put @100, AMT, LOC,2
  1,710,000    5.125%, 5/1/05 .....................    1,734,864
              Bridgeton, Missouri, Industrial Development
               Authority, Mizpah Assisted Living, RB,
               GNMA,
    170,000    5.25%, 12/20/19 ....................      173,004
              Missouri State Development Financial
               Board, Recreation Facilities Revenue,
               YMCA, Greater St. Louis, RB, Series A,
               LOC,
    170,000    4.75%, 9/1/07 ......................      180,564
              Missouri State Development Finance
               Board, Greater St. Louis Project, RB,
               LOC,
    685,000    4.90%, 9/1/10 ......................      721,086
              Missouri State Housing Development Community,
               Single Family Mortgage, RB, AMT, GNMA,
    210,000    6.625%, 12/1/17 ....................      215,334
              Missouri State Rehabilitation Center
               Project, COP, Series A,
    100,000    6.00%, 11/1/15 .....................      108,402

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Pacific & Franklin Counties, Missouri,
               Industrial Development Authority,
               Clayton Corp. Project, RB, AMT, LOC:
$   180,000    5.45%, 5/1/02 ......................$     182,363
    720,000    5.95%, 5/1/07 ......................      773,719
    720,000    6.20%, 5/1/12 ......................      761,090
    720,000    6.45%, 5/1/17 ......................      751,946
              St. Charles County, Missouri, Industrial
               Development Authority, Health Care
               Facilities Revenue, Garden View
               Care Center Project, RB, AMT, LOC,
  1,480,000    5.40%, 11/15/16 ....................    1,427,564
              St. Louis, Missouri, Land Clearance
               Redevelopment Authority, Westminsters
               Place Apartments, RB, Series A,
               Mandatory Put @ 100, FNMA,2
    450,000    5.95%, 4/1/07 ......................      475,065
                                                    ------------
                                                       7,505,001
                                                    ------------
              MONTANA--0.08%
              Missoula County, Montana,
               Community Hospital, ETM,
    333,000   7.125%, 6/1/07 ......................      370,875
                                                    ------------
              NEBRASKA--1.35%
              Clay County, Nebraska, Industrial
               Development Revenue, Hybrids
               Cooperative Project, RB, AMT LOC,
  1,610,000    5.25%, 3/15/14 .....................    1,605,540
              Fillmore County, Nebraska,
               Industrial Development Revenue,
               O'Malley Grain
               Incorporated Project, RB, AMT, LOC:
     45,000    5.00%, 12/1/10 .....................       45,309
    180,000    5.00%, 12/1/11 .....................      180,504
    135,000    5.10%, 12/1/12 .....................      135,257
    195,000    5.20%, 12/1/13 .....................      195,117
              Nebhelp Incorporated, Nebraska,
               Student Loan Revenue Program-B,
               RB, AMT, MBIA,
    160,000    5.25%, 6/1/02 ......................      162,382
              Nebraska Investment Finance
               Authority, Multi-Family Housing,
               Cheney Apartments, RB, Series A,
               Mandatory Put @ 100, FNMA,2
  1,490,000    5.50%, 12/1/05 .....................    1,566,243
              Nebraska Investment Finance
               Authority, Multi-Family Housing,
               Tara Hills Villa, RB, FNMA,
    515,000    4.875%, 1/1/08 .....................      519,743

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Nebraska Public Power District
               Revenue, Power Supply Systems,
               RB, Pre-Refunded @ 102,4
$   300,000    5.70%, 1/1/03 ......................$     317,868
              Omaha, Nebraska, Public Power
               District, Electricity Revenue, RB,
               ETM,
    710,000    5.75%, 2/1/03 ......................      717,349
              Woolworth, Nebraska, Housing
               Mortgage Development Corp.,
               Section 8 Assisted Project, RB,
               MBIA,
    690,000    5.35%, 7/1/21 ......................      689,614
                                                    ------------
                                                       6,134,926
                                                    ------------
              NEVADA--0.84%
              Humboldt County, Nevada, Pollution
               Control Revenue, Idaho Power
               Company Project, RB,
    810,000    8.30%, 12/1/14 .....................      916,394
              Nevada Housing Division, Single
               Family Mortgage, RB, Series B-1,
    420,000    4.95%, 4/1/12 ......................      426,875
              Nevada Housing Division, Single
               Family Program, RB, Series A, AMT,
    410,000    6.35%, 10/1/07 .....................      420,234
              Nevada Housing Division, Single
               Family Program, RB, Series B-1,
    430,000    6.20%, 10/1/15 .....................      449,763
              Nevada Multi Unit Housing, Saratoga
               Palms, RB, AMT, FNMA,
    340,000    5.90%, 4/1/06 ......................      369,026
              Nevada State Housing Division, Austin
               Crest Project, RB, AMT, FNMA,
    340,000    5.50%, 10/1/09 .....................      350,985
              Nevada State Housing Division, Single
               Family Mortgage, RB, Series B, AMT,
    315,000    6.45%, 10/1/07 .....................      331,711
              Nevada State Housing Division, Single
               Family Mortgage, RB, Series C-1,
               AMT,
    270,000    5.45%, 4/1/10 ......................      278,367
              Nevada State Housing Division, Single
               Family Mortgage, RB, Series E, AMT,
    260,000    6.00%, 10/1/09 .....................      275,735
                                                    ------------
                                                       3,819,090
                                                    ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              NEW HAMPSHIRE--1.35%
              Manchester, New Hampshire, Housing
               & Redevelopment Revenue
               Authority, RB, ACA,
$ 3,580,000    6.05%, 1/1/12 ......................$   3,932,451
              New Hampshire Higher Education &
               Health Authority, River College:
    125,000    4.65%, 1/1/04 ......................      128,285
    130,000    4.75%, 1/1/05 ......................      134,116
    130,000    4.85%, 1/1/07 ......................      134,125
    145,000    4.90%, 1/1/08 ......................      149,028
              New Hampshire Higher Education &
               Health Facility, Kendal at Hanover
               Issue, RB, LOC:
    625,000    5.20%, 10/1/06 .....................      628,231
    475,000    5.30%, 10/1/07 .....................      477,213
              New Hampshire Higher Educational &
               Health Authority, Franklin Pierce
               College, RB, ACA,
    375,000    5.00%, 10/1/09 .....................      392,441
              New Hampshire Higher Educational &
               Health Facilities Authority Revenue,
               Rivier College, RB,
    185,000    5.55%, 1/1/18 ......................      184,945
                                                    ------------
                                                       6,160,835
                                                    ------------
              NEW JERSEY--0.92%
              Carlstadt, New Jersey, Sewer
               Authority, Sewer Revenue, RB,
    112,000    5.25%, 1/1/07 ......................      116,589
              Gloucester County, New Jersey,
               Import Authority, Electric
               Mobility Project, RB,
               AMT, County Guaranteed:
     90,000    4.25%, 11/1/01 .....................       90,000
    155,000    4.50%, 11/1/03 .....................      160,826
    105,000    4.60%, 11/1/04 .....................      110,094
    105,000    4.70%, 11/1/05 .....................      110,950
    110,000    4.75%, 11/1/06 .....................      116,568
    115,000    4.80%, 11/1/07 .....................      121,815
    125,000    5.00%, 11/1/08 .....................      133,215
    215,000    5.00%, 11/1/10 .....................      226,270
              New Jersey Economic Development
               Authority Revenue Adjusted,
               Reformed Church, RB, Series B,
    125,000    4.95%, 12/1/28 .....................      125,550
              New Jersey Economic Development
               Authority Revenue, RB, Series B,
               AMT, LOC,
    160,000    5.30%, 12/1/07 .....................      168,411

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              New Jersey Economic Development
               Authority, Cadbury Corp. Project, RB,
               Series A, ACA:
$   230,000    4.75%, 7/1/03 ......................$     236,941
    265,000    4.85%, 7/1/04 ......................      276,080
              New Jersey State Building Authority,
               RB, ETM,
    220,000    9.625%, 2/1/03 .....................      231,847
              New Jersey State Education Facility
               Authority, Caldwell College, RB,
               Series A,
    860,000    7.25%, 7/1/25 ......................      913,191
              New Jersey State Turnpike Authority, RB,
               Series C, ETM,
    930,000    5.20%, 1/1/08 ......................      987,102
              Secaucus, New Jersey, Municipal
               Utilities Authority, Sewer Revenue,
               RB, ETM,
     55,000    6.875%, 12/1/08 ....................       61,524
                                                    ------------
                                                       4,186,973
                                                    ------------
              NEW MEXICO--1.30%
              Albuquerque, New Mexico, Class B-2,
               CMO, FGIC,1
  2,807,000    0.00%, 5/15/11 .....................    1,442,125
              Bernalillo County, New Mexico,
               Multi-Family Housing Revenue,
               Mountain View Cabins,
               RB, AMT, Series A, GNMA,
  2,500,000    7.50%, 9/20/33 .....................    2,767,775
              Bernalillo County, New Mexico,
              Multi-Family
               Housing, Sunchase Apartments,
               Series A, Mandatory Put @ 100,
               AXA,2
  1,130,000    5.80%, 11/1/06 .....................    1,158,374
              New Mexico Mortgage Finance Authority,
               Single Family Mortgage Program,
               RB, FHLMC
               / FNMA / GNMA:
    170,000    5.50%, 7/1/17 ......................      175,455
    365,000    5.60%, 7/1/28 ......................      372,304
                                                    ------------
                                                       5,916,033
                                                    ------------
              NEW YORK--2.81%
              Albany, New York, Housing Authority,
               Lark Drive Associates, RB, AMT,
               LOC:
     40,000    5.20%, 12/1/13 .....................       41,620
     40,000    5.40%, 12/1/18 .....................       40,848
    265,000    5.50%, 12/1/28 .....................      268,498

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Cattaraugus County, New York,
               Industrial Development Agency,
               Jamestown Community College, RB,
               Series A,
$   350,000    5.75%, 7/1/08 ......................$     376,394
              New York Capital District Youth Center
               Lease, RB, LOC,
    375,000    6.00%, 2/1/17 ......................      403,294
              New York City, New York, Housing
               Development Corp., Multi-Family
               Housing, RB, Series B, FHA,
  2,000,000    5.70%, 11/1/13 .....................    2,067,380
              New York City, New York, Industrial
               Development Agency, College of
               Aeronautics Project:
    345,000    5.00%, 5/1/06 ......................      352,804
    205,000    5.20%, 5/1/09 ......................      208,255
              New York State Dormitory Authority,
               Capital Appreciation, Prerefunded
               City, RB, Series C, ETM, FSA,1
    105,000    0.00%, 7/1/04 ......................       94,776
              New York State Dormitory Authority,
               Hunts Point Multi Service Center,
               RB,
  2,255,000    5.625%, 7/1/22 .....................    2,360,692
              New York State Dormitory Authority,
               Lutheran Nursing Home, RB, AMBAC / FHA,
  1,000,000    5.125%, 2/1/18 .....................    1,029,920
              New York State Dormitory Authority,
               Saint Mary's Hospital Amsterdam,
               RB, MBIA,
  1,010,000    5.25%, 5/1/05 ......................    1,084,629
              New York State Dormitory Revenue
               Authority, State University Education
               Facilities, RB,
    300,000    5.00%, 5/15/10 .....................      318,552
              New York Triborough Bridge & Tunnel
               Authority, Convention Center Project,
               RB, Series E,
    355,000    7.25%, 1/1/10 ......................      416,294
              Oneida County, New York, Industrial
               Development Agency, RB, LOC,
    600,000    5.00%, 3/1/14 ......................      614,748
              Onondaga County, New York,
               Industrial Development Agency, Civic
               Facility Revenue, Lemoyne College
               Project, RB, Series A:
    180,000    5.00%, 3/1/07 ......................      185,074
    410,000    5.50%, 3/1/14 ......................      418,971

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Syracuse, New York, Housing
               Authority, Loretto Rest Homes, RB,
               Series A, FHA,
$ 1,580,000    5.00%, 8/1/07 ......................$   1,696,430
              Ulster County, New York, Industrial
               Development Agency, Kingston
               Hospital Project, RB, LOC,
    245,000    4.50%, 11/15/02 ....................      249,474
              Yates County, New York, Industrial
               Development Agency, Soldiers &
               Sailors Memorial Hospital, RB, FHA,
    560,000    5.50%, 2/1/19 ......................      586,359
                                                    ------------
                                                      12,815,012
                                                    ------------
              NORTH CAROLINA--0.18%
              North Carolina Medical Care
               Community Revenue, North Carolina
               Housing Foundation Inc., RB, ACA,
    320,000    6.00%, 8/15/10 .....................      355,239
              North Wilkesboro, North Carolina,
               Housing Development Corp., Multi-Family
               Revenue, Wilkes Tower, RB, Series
               A, FNMA/FHA,
    200,000    6.35%, 10/1/22 .....................      206,914
              Wake County, North Carolina, Hospital
               Revenue, RB, ETM,
    245,000    6.25%, 1/1/08 ......................      268,184
                                                    ------------
                                                         830,337
                                                    ------------
              NORTH DAKOTA--0.11%
              North Dakota
               State Housing Financial Agency
               Revenue, Housing Finance Program, RB,
               Series D, AMT:
    100,000    4.55%, 7/1/08 ......................      103,044
    125,000    4.85%, 7/1/11 ......................      129,312
    130,000    4.95%, 1/1/12 ......................      134,189
    125,000    5.00%, 1/1/13 ......................      128,321
                                                    ------------
                                                         494,866
                                                    ------------
              OHIO--3.29%
              Cuyahoga County, Ohio, Mortgage
               Revenue, RB, AMT, GNMA,
    205,000    5.20%, 9/20/09 .....................      218,263
              Cuyahoga County, Ohio, Multi-Family
               Housing, Water Street Association, RB,
               AMT, GNMA,
    975,000    6.25%, 12/20/36 ....................    1,031,823
              Hancock County, Ohio, Multi-Family
               Housing, Crystal Glen Apartments,
               RB, Series C, AMT, LOC,
    915,000    5.05%, 1/1/10 ......................      897,551

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
             Jefferson County, Ohio, GO, Asset
               Guaranty,
$   205,000    6.625%, 12/1/05 ....................$     220,346
              Lorain County, Ohio, Hospital Finance
               Authority, Humility Of Mary Health
               Care, RB, Series A, Pre-Refunded @ 100,4
  4,520,000    5.90%, 6/15/05 .....................    4,853,260
              Lorain County, Ohio, Hospital Finance
               Authority, Humility Of Mary Health
               Care, RB, Series B, ETM,
    755,000    7.20%, 12/15/11 ....................      774,751
              Lorain County, Ohio, Hospital Finance
               Authority, Humility Of Mary Health
               Care, RB, Series D, ETM,
    825,000    7.125%, 12/15/06 ...................      846,508
              Lucas-Palmer Housing Development Corp.,
               Ohio, Palmer Gardens, RB, Series A,
               MBIA / FHA,
    225,000    5.90%, 7/1/07 ......................      238,543
              Ohio Capital Corp. for Housing Mortgage
               Revenue, Section 8 Assisted Project, RB,
               Series A, FHA / MBIA,
     35,000    4.50%, 1/1/03 ......................       35,097
              Ohio Capital Corp. for Housing
               Mortgage Revenue, Section 8
               Assisted Project, RB, Series C,
               FHA / MBIA,
  1,250,000    5.10%, 7/1/09 ......................    1,251,637
              Ohio Capital Corp. for Housing
               Mortgage Revenue, Section 8
               Assisted Project, RB, Series E,
               FHA / MBIA,
    180,000    5.70%, 1/1/05 ......................      184,907
              Ohio Capital Housing Corp.
               Mortgage, Georgetown Section 8,
               RB, Series A, FHA,
    855,000    6.625%, 7/1/22 .....................      873,870
              Ohio State Pollution Control RB,
               General Motors Corp. Project,
    185,000    6.50%, 3/1/06 ......................      186,424
              Ohio State Water Development
               Authority, Pollution Control Facilities
               Revenue, Republic Steel Project, RB,
               ETM,
    100,000    6.375%, 6/1/07 .....................      109,804
              Sandusky County, Ohio, Health Care
               Facilities Revenue, Bethany Place
               Retirement Center Project, RB,
               FNMA,
     80,000    5.15%, 7/1/09 ......................       85,582

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
             Stark County, Ohio, Health Care Facility,
               Rose Land Incorporated Project, RB,
               GNMA / FHA:
$   850,000    5.30%, 7/20/18 .....................      868,454
    940,000    5.35%, 7/20/23 .....................      954,589
              Stark County, Ohio, Hospital Revenue
               Authority, RB, ETM,
  1,225,000    6.875%, 12/1/06 ....................    1,344,107
                                                    ------------
                                                      14,975,516
                                                    ------------
              OKLAHOMA--0.88%
              Grand River, Oklahoma, Dam Authority,
               RB, ETM,
  1,585,000    6.25%, 11/1/08 .....................    1,695,237
              McAlester, Oklahoma, Public
               Works Authority, RB, ETM, FSA:
    115,000    8.25%, 12/1/04 .....................      133,979
     60,000    8.25%, 12/1/05 .....................       72,198
              Oklahoma Housing Finance Agency,
               Multi-Family Housing, Northpark &
               Meadowlane Project, RB, FNMA,
    265,000    5.10%, 12/1/07 .....................      268,861
              Oklahoma Ordinance Works Authority,
               Ralston Purina Project, RB,
  1,500,000    6.30%, 9/1/15 ......................    1,591,275
              Payne County, Oklahoma, Home
               Finance Authority, Single Family
               Mortgage, RB, Series A,
    250,000    8.625%, 3/1/11 .....................      259,160
                                                    ------------
                                                       4,020,710
                                                    ------------
              OREGON--0.25%
              Cow Creek Band, Oregon, Umpqua Tribe
               of Indians, Oregon Revenue, RB,
               Series B, 144A, AMBAC,
    880,000    5.10%, 7/1/12 ......................      910,932
              Oregon State Economic Development
               Communication, Economic &
               Industrial Development Revenue,
               Globe-Union, RB,
    105,000    6.25%, 4/1/03 ......................      104,932
              Oregon State Health Housing
               Educational & Cultural Facilities Authority,
               Cedarwest Housing, RB, Series A,
               AMT, LOC,
    120,000    4.65%, 1/2/08 ......................      119,231
                                                    ------------
                                                       1,135,095
                                                    ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              PENNSYLVANIA--12.79%
              Allegheny County, Pennsylvania,
               Hospital Development Authority,
               Allegheny General Hospital Project,
               RB, Series A, MBIA,
$ 2,820,000    6.20%, 9/1/15 ......................$   3,236,063
              Allegheny County, Pennsylvania,
               Hospital Development Authority,
               North Hills Passavant Hospital, RB,
               ETM,
    175,000    6.75%, 7/1/05 ......................      188,018
              Allegheny County, Pennsylvania, Residential
               Finance Authority, Single Family Mortgage,
               RB, GNMA,
    110,000    6.50%, 11/1/14 .....................      111,978
              Allegheny County, Pennsylvania,
               Residential Finance Authority, Single
               Family Mortgage, RB, Series CC-2,
               GNMA,
    280,000    5.20%, 5/1/17 ......................      285,891
              Allentown, Pennsylvania, Hospital
               Authority, Sacred Heart Hospital
               of Allentown, RB,
    255,000    6.20%, 11/15/03 ....................      249,342
              Beaver County, Pennsylvania,
               Industrial Development Authority,
               Health Care Revenue Refunding, RB,
               GNMA,
  2,200,000    4.85%, 5/20/10 .....................    2,313,014
              Berks County, Pennsylvania, Municipal
               Authority, Health Care Pooled
               Financing Project, RB,
  1,200,000    5.00%, 3/1/28 ......................    1,147,152
              Berks County, Pennsylvania, Redevelopment
               Authority, Multi-Family Revenue, Woodgate
               Associate Project, RB, Series A, FNMA,
  1,610,000    5.15%, 1/1/19 ......................    1,612,753
              Bucks County, Pennsylvania, Saint
               Mary's Hospital Authority, RB, ETM,
     55,000    6.625%, 7/1/04 .....................       59,041
              Chester County, Pennsylvania, Health
               & Education Facility, Immaculata
               College, RB:
    265,000    5.00%, 10/15/06 ....................      267,250
    310,000    5.00%, 10/15/07 ....................      311,596
    120,000    5.10%, 10/15/08 ....................      120,457
    230,000    5.125%, 10/15/09 ...................      230,269
    280,000    5.30%, 10/15/11 ....................      280,342

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Clearfield, Pennsylvania, Hospital
               Revenue Authority, Clearfield
               Hospital Project, RB,
$   850,000    6.875%, 6/1/16 ..................... $    861,602
              Cumberland County, Pennsylvania,
               Municipal Revenue Authority,
               Presbyterian Homes
               Project, RB,
  1,210,000    6.00%, 12/1/26 .....................    1,162,991
              Dauphin County, Pennsylvania,
               General Authority, WW15 Term,
               RB, Mandatory Tender @ 100,2
    525,000    6.85%, 6/1/09 ......................      537,437
              Delaware County, Pennsylvania,
               College Revenue Authority, RB
               Series B:
    200,000    4.75%, 10/1/06 .....................      202,000
    205,000    4.85%, 10/1/07 .....................      207,007
    345,000    4.95%, 10/1/08 .....................      347,881
  2,675,000    5.50%, 10/1/19 .....................    2,603,577
              Delaware County, Pennsylvania,
               Housing Authority, Dunwoody
               Village Project, RB,
    130,000    5.625%, 4/1/09 .....................      130,603
              Delaware County, Pennsylvania,
               Revenue Authority, Dunwoody
               Village Project, RB,
    100,000    6.125%, 4/1/20 .....................      104,778
              Erie, Pennsylvania, Higher Education
               Building Authority, Gannon
               University Project, RB, Series E,
    800,000    5.20%, 7/15/16 .....................      794,736
              Erie, Pennsylvania, Higher Education
               Building Authority, Mercyhurst
               College Project, RB:
    110,000    5.75%, 3/15/12 .....................      114,203
    600,000    5.75%, 3/15/13 .....................      614,364
    325,000    5.85%, 3/15/17 .....................      331,926
              Erie, Pennsylvania, Higher Education
               Building Authority, Mercyhurst
               College Project, RB, Series B,
  1,370,000    5.75%, 3/15/13 .....................    1,402,798
              Falls Township, Pennsylvania, Hospital
               Authority, Delaware Valley Medical
               Center, RB, FHA,
    335,000    6.90%, 8/1/11 ......................      335,714
              Fayette County, Pennsylvania, Hospital
               Authority, Uniontown Hospital , RB,
               Connie Lee Insured:
    210,000    5.20%, 6/15/04 .....................      222,487
    450,000    5.45%, 6/15/07 .....................      491,053
  1,070,000    5.55%, 6/15/08 .....................    1,163,764
  1,135,000    5.65%, 6/15/09 ......................   1,232,167

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Jefferson County, Pennsylvania,
               Municipal Authority, RB, ETM, MBIA,
$    45,000    7.00%, 12/1/02 ......................$     46,604
              Lancaster, Pennsylvania, Sewer
               Authority, RB, ETM,
     75,000    6.00%, 4/1/12 .......................      84,408
              Lebanon County, Pennsylvania, Good
               Samaritan Hospital Authority, RB,
               ETM,
      5,000   6.80%, 11/1/01 .......................       5,000
              Monroeville, Pennsylvania, Hospital
               Authority, East Suburban Health
               Center Project, RB, Pre-Refunded @
               100,4
    775,000    7.60%, 7/1/04 .......................     855,189
              Montgomery County, Pennsylvania,
               GO, ETM,
    125,000    9.00%, 8/15/04 ......................     137,760
              Montgomery County, Pennsylvania,
               Industrial Development Authority RB,
               BMHR Associated Project, LOC,
    185,000    6.75%, 11/15/04 .....................     190,870
              Montgomery County, Pennsylvania,
               Industrial Development Authority,
               ECRI Project, RB,
    150,000    6.40%, 6/1/03 .......................     151,109
              Mount Lebanon, Pennsylvania,
               Hospital Authority, RB, ETM,
    190,000    7.00%, 7/1/06 .......................     208,381
              Pennsylvania Delaware River Port
               Authority, RB, ETM,
    130,000    6.50%, 1/15/11 ......................     147,388
              Pennsylvania Housing Finance Agency,
               Rental Housing, RB, FNMA:
    305,000    5.15%, 7/1/03 .......................     317,026
  3,945,000    6.50%, 7/1/23 .......................   4,057,235
              Pennsylvania Housing Finance Agency,
               Single Family Mortgage, RB, Series 64,
               AMT,1
  1,575,000    0.00%, 4/1/30 .......................     965,097
              Pennsylvania Housing Finance Agency,
               Single Family Mortgage, RB,
               Series 65A, AMT,
    145,000    4.60%, 10/1/08 ......................     150,136
              Pennsylvania State Finance Authority,
               Municipal Capital Imports Program,
               RB, Investment Agreement,
  5,315,000    6.60%, 11/1/09 ......................   5,778,468
              Pennsylvania State Higher Educational
               Facility Authority, Health Services
               Revenue, Allegheny Delaware Valley
               Obligation, RB, Series A, MBIA,
    200,000    5.40%, 11/15/07 .....................   218,134

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
             Pennsylvania State Higher Educational
               Facility Authority, Health Services
               Revenue, Allegheny Delaware Valley
               Obligation, RB, Series C, MBIA,
$ 1,450,000    5.875%, 11/15/18 ....................$  1,534,158
              Pennsylvania State Higher
               Educational Facility, Allegheny
               Delaware Valley
               Obligation, RB, Series A, MBIA:
  2,510,000    5.60%, 11/15/09 .....................   2,771,015
  2,215,000    5.70%, 11/15/11 .....................   2,480,977
              Pennsylvania State Higher Educational
               Facility, Gwynedd Mercy College, RB,
    980,000    5.00%, 11/1/08 ......................   1,011,772
              Pennsylvania State Higher Educational
               Facility, University of The Arts, RB,
               Asset Guaranty:
    125,000    4.75%, 3/15/05 ......................     125,709
    200,000    4.85%, 3/15/06 ......................     201,006
    230,000    5.10%, 3/15/09 ......................     230,846
              Pennsylvania State Higher Educational
               Facility, Ursinus College, RB,
    190,000    5.40%, 1/1/06 .......................     203,570
              Pennsylvania State, Higher
               Educational Facilities Authority, College
               & University Revenue, University of
               the Arts, RB, Asset Guaranty,
    800,000    5.50%, 3/15/13 ......................     847,808
              Philadelphia, Pennsylvania, Authority
               For Industrial Development, Simpson
               Housing Project:
    240,000    5.00%, 8/15/09 ......................     234,895
    290,000    5.00%, 8/15/10 ......................     280,880
    240,000    5.10%, 8/15/11 ......................     230,402
              Philadelphia, Pennsylvania, Hospital &
               Higher Education Authority, Health
               System, RB, Series A, FHA,
  2,645,000    5.375%, 1/1/28 ......................   2,661,293
              Philadelphia, Pennsylvania, Hospitals
               & Higher Education, RB, ACA,
  1,550,000    6.20%, 5/1/11 .......................   1,614,046
              Philadelphia, Pennsylvania, Housing
               Redevelopment Authority, Multi-Family
               Housing, RB, HUD,
    780,000    5.45%, 2/1/23 .......................     783,510
              Philadelphia, Pennsylvania, Industrial
               Development Authority, Elmira
               Jefferies Memorial Home, RB, FHA,
    355,000    4.75%, 2/1/08 .......................     367,390
              Philadelphia, Pennsylvania, Industrial
               Development Authority, Jeanes
               Physicians' Office, RB, Series A,
    565,000    9.375%, 7/1/10 ......................     565,859

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Philadelphia, Pennsylvania,
               Redevelopment Authority, First
               Lien Mortgage, Series A,
$   687,700     6.50%, 1/1/29 ......................$    713,901
              Pittsburgh, Pennsylvania, Urban
               Redevelopment Authority, RB,
               Series C, AMT, FNMA / GNMA,
    155,000    5.95%, 10/1/29 ......................     160,365
              Pottsville, Pennsylvania, Hospital
               Authority, Pottsville Hospital
               & Warne Clinic, RB:
    630,000    4.80%, 7/1/02 .......................     630,888
    680,000    5.15%, 7/1/09 .......................     642,124
  1,790,000    5.50%, 7/1/18 .......................   1,569,597
              Scranton-Lackawanna Counties,
               Pennsylvania, Health & Welfare
               Authority, RB,
    150,000    6.625%, 4/15/07 .....................     150,486
              Southeastern, Pennsylvania,
              Greene School District, GO, ETM,
     25,000    9.375%, 7/1/03 ......................      26,913
              Washington County, Pennsylvania,
               Hospital Revenue Authority,
               Canonsburg General Hospital
               Project, RB, Pre-Refunded @ 102,4
    425,000    7.35%, 6/1/03 .......................     461,083
              Williamsport, Pennsylvania, Multi-Family
               Housing Authority, RB, Series A,
               MBIA / FHA,
  1,165,000    5.25%, 1/1/15 .......................   1,188,778
                                                    ------------
                                                      58,276,330
                                                    ------------
              RHODE ISLAND--0.78%
              Rhode Island State Industrial Facilities
               Corp., Industrial Development Revenue,
               Building Authority Program, RB, AMT:
    175,000    4.70%, 4/1/05 .......................     178,612
    190,000    4.80%, 4/1/06 .......................     194,514
    185,000    4.90%, 4/1/07 .......................     189,660
    160,000    5.00%, 4/1/08 .......................     164,230
    210,000    5.10%, 4/1/09 .......................     215,439
    225,000    5.20%, 4/1/10 .......................     231,068
    230,000    5.25%, 4/1/11 .......................     235,830
    245,000    5.30%, 4/1/12 .......................     249,866
    265,000    5.35%, 4/1/13 .......................     268,628
     65,000    5.40%, 4/1/14 .......................      65,685
    305,000    5.50%, 4/1/19 .......................     300,288
    380,000    5.60%, 4/1/24 .......................     373,035

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Rhode Island State Industrial Facility
               Corp., Crystal Thermoplastics
               Project, Series A, AMT,
$   285,000    6.95%, 8/1/14 .......................$    299,008
              West Warwick, Rhode Island, GO,
               Series A, Asset Guaranty,
    525,000    7.30%, 7/15/08 ......................     573,689
                                                    ------------
                                                       3,539,552
                                                    ------------
              SOUTH CAROLINA--1.46%
              South Carolina Economic Jobs
               Development, Westminster
               Presbyterian, RB, Series A,
    670,000    5.125%, 11/15/08 ....................     674,904
              South Carolina Job Economic
               Development, Caterpillar
               Incorporated Project, RB, AMT,
    500,000    5.05%, 6/1/08 .......................     512,180
              South Carolina Jobs Economic
               Development Revenue Authority,
               Ebenezer Nursing, RB, GNMA,
  1,295,000    6.90%, 12/20/36 .....................   1,477,232
              South Carolina State Housing Finance
               & Development Authority, Bryton
               Point Apartments Project, Mandatory
               Put @ 100, FNMA,2
  2,290,000    5.70%, 6/1/05 .......................   2,383,936
              South Carolina State Housing Finance
               & Development Authority, Runway
               Bay Apartments Projects, RB,
    475,000    5.50%, 12/1/05 ......................     488,951
              South Carolina State Housing Finance
               & Development Authority, Westbury
               Plantation, RB, FHA,
    335,000     6.05%, 7/1/27 ......................     339,482
              South Carolina State Housing Finance
               & Development Authority, Hunting
               Ridge Apartments, RB, Mandatory
               Put @ 100, AMT,2
    755,000    6.75%, 6/1/10 .......................     779,032
                                                    ------------
                                                       6,655,717
                                                    ------------
              SOUTH DAKOTA--0.22%
              South Dakota Housing Development
               Authority, Homeownership Mortgage,
               RB, Series A,
    230,000    5.50%, 5/1/10 .......................     233,993
              South Dakota Housing Development
               Authority, Multi-Family Housing, RB,
               Series B, HUD,
    755,000    7.00%, 4/1/12 .......................     778,933
                                                    ------------
                                                       1,012,926
                                                    ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              TENNESSEE--4.04%
              Greeneville, Tennessee, Health &
               Education Facility Board, Southern
               Advent Hospital, RB, ETM,
$   300,000    8.70%, 10/1/09 ......................$    365,865
              Memphis, Tennessee, Health,
               Education, & Housing Facility Board,
               Multi-Family Housing, Hickory Pointe
               Apartments Project, RB, Series A,
               MBIA,
    465,000    5.40%, 7/1/10 .......................     494,090
              Memphis-Shelby County, Tennessee,
               Tennessee Airport, Federal Express
               Corp., RB,
  3,735,000    6.75%, 9/1/12 .......................   3,828,039
              Nashville & Davidson Counties,
               Tennessee, Health & Education
               Facilities Board, Homes Inc. Project,
               RB, Series A, Pre-Refunded @ 105,4
    185,000    9.00%, 10/1/07 ......................     241,347
              Nashville & Davidson County,
               Tennessee, Health & Education
               Facilities Board Revenue, Homes Inc.
               Project, RB, Series A,
  5,770,200    7.25%, 6/20/36 ......................   6,548,831
              Nashville & Davidson County,
               Tennessee, Health & Education
               Facilities Board, Modal Health, RB,
               Asset Guaranty,
    620,000    5.50%, 5/1/23 .......................     628,978
              Nashville & Davidson County,
               Tennessee, Health & Education
               Facility Revenue Board, Multi-Family
               Housing, RB, Mandatory Put @ 100,
               FNMA,2
  1,610,000    5.20%, 2/1/06 .......................   1,676,284
              Nashville & Davidson, Tennessee,
               Multi-Family Housing , Welch Bend
               Apartments, RB, Series A,
               Mandatory Put @ 100, FNMA,2,3
  1,600,000   5.50%, 1/1/07 ........................   1,652,080
              Shelby County, Tennessee, Health Educational
               & Housing Facility Board, Methodist Health
               Systems, RB, MBIA,
  1,455,000    5.20%, 8/1/13 .......................   1,535,723
              Shelby County, Tennessee,
               Multi-Family Housing, Windsor
               Apartments, RB, Series A,
               Asset Guaranty:
  1,000,000    6.50%, 10/1/07 ......................   1,032,790
    370,000    6.75%, 10/1/17 ......................     382,954

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Shelby County, Tennessee, Public
               Improvements, GO, Series B,
$    10,000    5.25%, 11/1/06 ......................$     10,945
                                                    ------------
                                                      18,397,926
                                                    ------------
              TEXAS--7.27%
              Austin, Texas, Water Sewer & Electric
               Revenue, RB,
    125,000    14.00%, 11/15/01 ....................     125,541
              Bexar County, Texas, Housing Finance
               Corp., Multi-Family Housing
               Revenue, American Opportunity
               Housing, RB, MBIA,
    155,000    5.80%, 1/1/31 .......................     159,428
              Bryan, Texas, Higher Education
               Authority, Allen Academy Project,
               RB, Series A:
    270,000    6.50%, 12/1/06 ......................     283,400
  1,315,000    7.30%, 12/1/16 ......................   1,352,504
              Capital Area, Texas, Housing Finance
               Corp., IDK Partners II Trust, Series A,
    939,560    6.50%, 11/1/19 ......................     971,965
              Del Rio, Texas, GO, Asset Guaranty:
    115,000    7.50%, 4/1/03 .......................     122,220
    145,000    7.50%, 4/1/04 .......................     158,994
     95,000    7.50%, 4/1/08 .......................     111,769
    145,000    7.50%, 4/1/09 .......................     169,311
     95,000    6.50%, 4/1/10 .......................     105,260
     45,000    5.55%, 4/1/11 .......................      47,248
     95,000    5.65%, 4/1/13 .......................      98,773
     45,000    5.75%, 4/1/16 .......................      46,235
    185,000    5.75%, 4/1/17 .......................     189,066
              Denison, Texas, Hospital Authority,
               Texoma Medical Center, RB, ETM,
    110,000    7.125%, 7/1/08 ......................     125,060
              Gregg County, Texas, Housing Finance
               Corp., Summer Lake Project, RB,
               Series A, Mandatory Put @ 100,
               AXA,2
    615,000    6.40%, 3/1/06 .......................     635,191
              Harris County, Texas, Housing Finance Corp.,
               Cypress Ridge Apartments, RB, AMT, FSA,
    210,000    5.70%, 6/1/06 .......................     216,638
              Heart of Texas Housing Finance Corp.,
               Texas, Multi-Family Housing
               Revenue, RB, GNMA,
  1,000,000    7.40%, 9/20/35 ......................   1,149,800
              Houston, Housing Finance Corp.,
               Texas, RB, Series A-2,1
  1,380,000    0.00%, 6/1/14 .......................     556,181

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Houston, Housing Finance Corp.,
               Texas, Series A-1, RB,
$   345,000    8.00%, 6/1/14 .......................$    368,346
              Houston, Texas, Housing Finance
               Corp., Newport Apartments Project,
               RB, AMT, GNMA,
    705,000    5.30%, 2/20/14 ......................     727,186
              Houston, Texas, Port Authority, Airport
               and Marina Improvement, RB,
     50,000    5.75%, 5/1/02 .......................      50,863
              Houston, Texas, Sewer Systems, RB,
               ETM:
    390,000    5.40%, 10/1/04 ......................     411,013
    170,000    6.375%, 10/1/08 .....................     190,946
              Northeast, Texas, Hospital Authority,
               RB, ETM,
    500,000    8.00%, 7/1/08 .......................     583,510
              Odessa, Texas, Housing Finance Corp.,
               Single Family Mortgage, RB, Series
               A, FNMA,
     90,490    8.45%, 11/1/11 ......................      94,229
              Panhandle, Texas, Regional Housing
               Finance Corp., Single Family
               Mortgage, RB, Series A, AMT,
               GNMA,
    290,000    7.50%, 5/1/24 .......................     291,998
              Robstown, Texas, Electric Light &
               Power Revenue, RB:
    100,000    6.00%, 12/1/02 ......................     100,270
    100,000    6.00%, 12/1/03 ......................     100,270
    100,000    6.00%, 12/1/04 ......................     100,270
    100,000    6.00%, 12/1/05 ......................     100,270
    100,000    6.00%, 12/1/06 ......................     100,270
              Southeast, Texas, Housing Finance Corp.,
               Residual Revenue Capital Appreciation,
               RB,1
  6,520,000    0.00%, 9/1/17 .......................   2,782,997
              Tarrant County, Texas, Health Facility,
               South Central Nursing, RB, Series A,
               MBIA / FHA,
    185,000    6.00%, 1/1/37 .......................     200,586
              Tarrant County, Texas, Housing Finance
               Corp. Revenue, Multi-Family Housing,
               RB, GNMA:
  1,540,000    6.85%, 9/20/30 ......................   1,719,718
  2,985,000    6.95%, 3/20/39 ......................   3,342,513
  1,605,000    5.50%, 9/20/42 ......................   1,619,686
              Tarrant County, Texas, Housing Finance
               Corp., Multi-Family Housing, Summit
               Project, RB, Series A, Mandatory Put
               100, FNMA,2
  1,510,000    5.08%, 9/1/07 .......................   1,568,830

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
             Tensas Parish, Texas, LA Law
               Enforcement District, COP, Pre-Refunded
               @ 102,4
$ 1,945,000    7.00%, 9/1/08 .......................$  2,293,466
              Texarkana, Texas, Housing Finance
               Corp., Summerhill, RB, Series A,
               GNMA,
    160,000    5.55%, 1/20/07 ......................     164,578
              Texas Gulf Coast Waste Disposal
               Authority , Atlantic Richfield
               Company Project, RB, Pre-Refunded
               @ 100,4
    295,000    6.50%, 8/1/03 .......................     313,343
              Texas Gulf Coast Waste Disposal
               Authority, Champion International Corp.,
               RB, AMT,
  4,900,000    6.875%, 12/1/28 .....................   4,965,317
              Texas State Department Housing &
               Community Affairs, Meadow Ridge
               Apartments Project, RB, AMT,
               FNMA,
  1,070,000    5.05%, 8/1/08 .......................   1,091,368
              Texas State Department Housing &
               Community Affairs, Single Family
               Revenue, RB, Series E,
  1,165,000    6.00%, 9/1/17 .......................   1,233,024
              Texas State Department Housing &
               Community Affairs, Volente Project,
               RB, AMT, FNMA,
    835,000    5.00%, 7/1/08 .......................     867,056
              Texas Water Resident Finance
               Authority Revenue Refunding, RB,
               AMBAC,
    335,000    4.60%, 8/15/08 ......................     342,903
              Travis County, Texas, Housing Finance
               Corp., Broadmoor Apartments
               Project, RB, AMT, FSA,
    725,000    5.70%, 6/1/06 .......................     769,696
                                                    ------------
                                                      33,119,106
                                                    ------------
              UTAH--1.55%
              Hilldale, Utah, GO,
    170,000    7.50%, 12/15/03 .....................     172,848
              Intermountain Power Agency, Utah,
               Power Supply Revenue, RB, Series
               A, ETM, MBIA,
    800,000    6.15%, 7/1/14 .......................     905,968
              Provo City, Utah, Housing Authority,
               Multi-Family Housing, Lookout
               Pointe Apartments, RB,
               GNMA,
    355,000    6.00%, 7/20/08 ......................     378,352

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Utah State Housing Agency, Single
               Family Mortgage, RB, AMT,
$ 1,490,000    5.40%, 7/1/20 .......................$  1,520,843
              Utah State Housing Finance Agency,
               Single Family Mortgage, RB, AMT,
    210,000    5.25%, 7/1/12 .......................     217,787
              Utah State Housing Finance Agency,
               Single Family Mortgage, RB, AMT,
               FHA,
     10,000    7.60%, 1/1/22 .......................      10,229
              Utah State Housing Finance Agency,
               Single Family Mortgage, RB, Series
               A, FHA / VA / FMNA,
     10,000    6.05%, 7/1/25 .......................      10,096
              Utah State Housing Finance Agency,
               Single Family Mortgage, RB,
               Series A-2, AMT,
    585,000    5.40%, 7/1/16 .......................     607,844
              Utah State Housing Finance Agency,
               Single Family Mortgage, RB,
               Series A-2, Class III, AMT,
    410,000    5.05%, 7/1/12 .......................     427,396
              Utah State Housing Finance Agency,
               Single Family Mortgage, RB,
               Series B-2, AMT,
    335,000    5.25%, 7/1/11 .......................     348,021
              Utah State Housing Finance Agency,
               Single Family Mortgage, RB, Series
               C, Class III,
    485,000    6.25%, 7/1/14 .......................     513,843
              Utah State Housing Finance Agency,
               Single Family Mortgage, RB,
               Series F-1, Class I,
    295,000    5.50%, 7/1/16 .......................     306,369
              Utah State Housing Finance Agency,
               Single Family Mortgage, Series A-2, AMT,
    295,000    5.20%, 7/1/11 .......................     306,918
              Utah State Housing Finance Agency,
               Sub-Single Family Mortgage, RB, AMBAC,
    285,000    5.85%, 7/1/07 .......................     307,241
              Weber County, Utah, Municipal
               Building Authority, RB, Asset Guaranty,
    960,000    6.75%, 12/15/04 .....................   1,042,522
                                                    ------------
                                                       7,076,277
                                                    ------------

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              VERMONT--0.28%
              Vermont Education & Health Building
               Finance Authority, Norwich
               University Project, RB:
$   150,000    4.75%, 7/1/04 ......................$     152,982
    275,000    5.00%, 7/1/06 ......................      282,576
    310,000    5.00%, 7/1/07 ......................      317,502
    525,000    5.75%, 7/1/13 ......................      543,785
                                                   -------------
                                                       1,296,845
                                                   -------------
              VIRGINIA--0.82%
              Chesterfield County, Virginia,
               Industrial Development Authority,
               Multi-Family Housing, Winchester Greens,
               RB, Standby LOC:
    170,000    5.00%, 7/1/14 ......................      172,992
    135,000    5.20%, 7/1/19 ......................      135,595
              Newport News, Virginia, Industrial
               Development Authority, Mennowood
               Communities, RB, Series A, GNMA,
    870,000   7.25%, 8/1/16 .......................      973,191
              Richmond, Virginia, Metro Expressway
               Authority, RB, ETM, AMBAC,
    805,000    7.00%, 10/15/13 ....................      941,552
              Suffolk, Virginia, Redevelopment &
               Housing Authority, Multi-Family
               Housing Revenue, Brooke Ridge LLC,
               RB, ACA,
    175,000    5.25%, 10/1/18 .....................      173,637
              Virginia State Housing Development
               Authority, Multi-Family Mortgage, RB,
    175,000    6.30%, 11/1/08 .....................      176,830
              Virginia State Housing Development
               Authority, Multi-Family Mortgage,
               RB, Series D,
    600,000    6.80%, 11/1/09 .....................      619,008
              Virginia State Housing Development
               Authority, RB,
    500,000    6.10%, 1/1/07 ......................      521,725
                                                   -------------
                                                       3,714,530
                                                   -------------
              WASHINGTON--2.60%
              Grays Harbor County, Washington,
               Public Utility District Number 1, RB,
               ETM,
    210,000    5.375%, 1/1/06 .....................      221,098
              King County, Washington, Housing
               Authority, Housing Revenue, Vashon
               Community Care Center, RB, Series
               A, GNMA,
  5,000,000    7.25%, 7/20/03 .....................    5,531,900

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              King County, Washington, Housing
               Authority, Multi-Family Mortgage,
               Section 8 Assisted, RB, Series A,
$   250,000    7.00%, 8/1/03 ...................... $    251,377
              King County, Washington, Housing
               Authority, Multi-Family Mortgage,
               Section 8 Assisted, RB, Series B,
     70,000    7.00%, 8/1/03 ......................       70,384
              Seattle, Washington, Low Income
               Housing Assistance Authority, Kin
               On Project, RB, Series A, GNMA,
  1,132,000    7.40%, 11/20/36 ....................    1,288,873
              Spokane, Washington, Housing
               Authority, Valley 206 Apartments,
               RB, Series A,
    755,000    5.625%, 4/1/28 .....................      707,246
              Spokane, Washington, Housing
               Authority, Valley 206 Apartments,
               RB, Series B, LOC,
    405,000    5.75%, 4/1/28 ......................      383,446
              Washington State Housing Finance
               Commission, Convention Deferred
               Interest, RB, Series 4A, AMT,
               FNMA / GNMA,1
  2,440,000    0.00%, 12/1/20 .....................    1,595,638
              Washington State Housing Finance
               Commission, Nonprofit Housing Revenue,
               Presbyterian Ministries, RB, Series A, ACA:
    995,000    5.10%, 1/1/14 ......................      980,055
    840,000    5.30%, 1/1/19 ......................      808,601
                                                   -------------
                                                      11,838,618
                                                   -------------
              WEST VIRGINIA--1.00%
              Beckley, West Virginia, Nursing
               Facility, Beckley Healthcare Corp.
               Project, RB, Standby LOC:
    190,000    5.55%, 9/1/08 ......................      192,656
    150,000    5.70%, 9/1/09 ......................      152,163
              Harrison County, West Virginia, CMO,
               Series B, AMBAC,1
  2,127,000    0.00%, 10/20/10 ....................    1,250,591
              Kanawha County, West Virginia,
               Pollution Control Revenue, E.I.
               DuPont de Nemours Co. Project, RB,
  1,680,000    5.40%, 9/1/07 ......................    1,683,259
              Marshall County, West Virginia, Capital
               Appreciation, RB, MBIA,1
  1,713,000    0.00%, 5/1/14 ......................      660,345
              Mason County, West Virginia, Point
               Pleasant Haven, RB, LOC,
    635,000    6.20%, 12/1/05 .....................      603,250
                                                   -------------
                                                       4,542,264
                                                   -------------

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              WISCONSIN--2.31%
              Oshkosh, Wisconsin, Hospital Facility,
               Mercy Medical Center. RB,
               Pre-Refunded @ 100,4
$   150,000    7.375%, 7/1/07 ..................  $      176,136
              Pewaukee, Wisconsin Industrial
               Development Authority, Lake County
               Development Project, RB, AMT, LOC,
    130,000    6.00%, 6/1/06 ...................         137,028
              Pewaukee, Wisconsin, Industrial
               Development Authority, Lake County
               Development
               Project, RB, AMT, LOC:
    100,000    5.80%, 6/1/04 ...................         104,948
    105,000    5.90%, 6/1/05 ...................         110,963
              Shell Lake, Wisconsin Nursing Home
               Revenue, Terraceview Living, RB,
               GNMA,
  1,230,000    5.30%, 9/20/18 ..................       1,234,895
              Whitewater, Wisconsin Waterworks
               Systems Mortgage,RB,
    185,000    7.50%, 7/1/16 ...................         218,690
              Wisconsin Housing & Economic
               Development Authority, Home
               Ownership Revenue, RB, Series C,
               FHA,
  2,500,000    6.25%, 9/1/17 ...................       2,593,850
              Wisconsin Housing & Economic
               Development Authority, Housing
               Revenue, RB, MBIA,
  1,580,000    5.80%, 11/1/13 ..................       1,650,626
              Wisconsin Housing & Economic
               Development Authority, RB,
               Series B, AMT,
    305,000    4.95%, 9/1/09 ...................         317,102
              Wisconsin State Health & Educational
               Facilities, Sister Sorrowful Mothers, RB,
               Series A, MBIA:
    850,000    5.10%, 8/15/07 ..................         913,742
    890,000    5.30%, 8/15/09 ..................         958,601
              Wisconsin State Health & Educational
               Facilities, Viterbo College
               Incorporated Project, RB, LOC:
     95,000    5.40%, 2/1/05 ...................         100,285
    390,000    5.75%, 2/1/12 ...................         408,638
    405,000    6.00%, 2/1/17 ...................         419,868
              Wisconsin State Health & Educational
               Facility Revenue Authority, RB, ACA,
  1,000,000    6.00%, 5/15/16 ..................       1,058,810
              Wisconsin State Health & Educational
               Facilities, Viterbo College Incorporated
               Project, RB, LOC,
    110,000    5.25%, 2/1/04 ...................         114,633
                                                 ---------------
                                                      10,518,815
                                                 ---------------
See Notes to Financial Statements.
--------------------------------------------------------------------------------

Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              WYOMING--0.28%
              Cheyenne, Wyoming, Federal Mineral
               Royalty, RB,
$   755,000    6.20%, 6/1/09 ...................   $     802,006
              Teton County, Wyoming, Hospital, St.
               John's Hospital, RB, ACA,
    250,000    5.00%, 12/1/03 ..................         260,173
              Wyoming Community Development
               Authority, RB, Series 5, AMT,
    145,000    5.70%, 12/1/07 ..................         157,895
              Wyoming Community Development
               Authority, Single Family Mortgage,
               RB, Series B, AMT,
     75,000    8.125%, 6/1/21 ..................         75,659
                                                 ---------------
                                                       1,295,733
                                                 ---------------
TOTAL MUNICIPAL BONDS
 (Cost $429,197,809) ...........................     442,405,938
                                                 ---------------
              TAX-EXEMPT ASSET-BACKED SECURITIES--0.80%
              Bridlewood Village Apartments,
               Participation Certificate, Class A,
               FHA,5
  1,618,856    5.60%, 9/1/21 ...................       1,621,138
              FHA Insured Trust, Series 1996-1,
               Class A-2, Private Placement,
    606,877    6.75%, 2/1/13 ...................         613,917
              FHA Insured Trust, Series 1996-1,
               Class A-3, Private Placement,
  1,383,380    7.00%, 7/1/22 ...................       1,395,554
                                                 ---------------

TOTAL TAX-EXEMPT ASSET-BACKED SECURITIES
 (Cost $3,609,928) .............................       3,630,609
                                                 ---------------

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              CASH EQUIVALENT--3.17%
              Provident Institutional Municipal
$14,450,200    Cash Fund ....................... $    14,450,200
                                                 ---------------
TOTAL INVESTMENTS
(Cost $ 447,257,937)6 ............. 101.06%      $   460,486,747
LIABILITIES IN EXCESS OF
  OTHER ASSETS ....................  (1.06)           (4,817,933)
                                    ------       ---------------
NET ASSETS ........................ 100.00%      $   455,668,814
                                    ======       ===============

--------------------------------------------------------------------------------
1 Zero Coupon Security.
2 Mandatory Put/Tender Security. The mandatory put/tender date is shown as the maturity date on the Schedule of Investments.
3 Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of  October 31, 2001.
4 Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
5 Fair valued security. Fair valued securities represent 0.35% of the Fund's net assets.
6 Aggregate cost for federal tax purposes is $447,265,219.

Abbreviations:
AMT   --Income from security may be subject to alternative minimum tax.
CMO   --Collaterized Mortgage Obligation
COP   --Certificate of Participation
ETM   --Escrowed to Maturity
GO    --General Obligation
LOC   --Securities are held in connection with a letter of credit by a major commercial bank.
RB    --Revenue Bond The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.
ACA   --American Capital Access
AMBAC --American Municipal Bond Assurance Corporation
AXA   --Multi-Line Insurance
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FHLMC --Federal Home Loan Mortgage Corporation
FNMA  --Federal National Mortgage Association
FSA   --Financial Security Assurance
GNMA  --Government National Mortgage Association
HUD   --Housing & Urban Development
MBIA  --Municipal Bond Investors Assurance
MGIC  --Mortgage Guaranty Insurance Company
QBE   --Insurance Group Limited
VA    --Veterans Administration

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              MUNICIPAL BONDS--97.34%
              ALABAMA--4.71%
              Alabama, 21st Century Authority,
               Tobacco Settlement Revenue, RB,
 $  460,000    5.25%, 12/1/01 ..............$  460,446
              Alabama, Hartselle Medical
               Clinic, Hospital Clinic America,
               Board Hospital RB, ETM,
      5,000    6.25%, 10/1/02 ..............     5,185
              Auburn, Alabama, GO,
  1,035,400    4.85%, 11/1/11 .............. 1,031,807
              Auburn, Alabama, Industrial
               Development Revenue Board,
               Auburn Hotel Ltd. Project, RB,
               Series A, AMT (C):
    200,000    8.00%, 12/1/04 ..............   221,938
    500,000    8.50%, 12/1/13 ..............   565,585
              Homewood, Alabama, Educational
               Building Authority Revenue,
               Samford University, RB,
    300,000    7.00%, 4/1/02 ...............   305,550
              Huntsville, Alabama, GO,
  5,000,000    5.375%, 12/1/03 ............. 5,004,600
                                          ------------
                                             7,595,111
                                          ------------
              ALASKA--1.75%
              Alaska State Housing Finance
               Corp., RB, MBIA,
  2,275,000    6.00%, 12/1/15 .............. 2,410,067
              Valdez, Alaska, Marine Terminal
               Revenue, ARCO Pipe Line Company
               Project, RB, Pre-Refunded @ 100
               (D),4
    380,000    6.00%, 8/1/03 ...............   402,291
                                          ------------
                                             2,812,358
                                          ------------
              ARIZONA--0.71%
              Arizona Health Facilities,
               Authority Hospital System Revenue
               Refunding, RB, ETM, MBIA,
     75,000    6.25%, 9/1/11 ...............    80,154
              Arizona, Valley Housing
               Development Corp., Roosevelt
               Plaza, RB, HUD Section 8,
    290,000    8.00%, 10/1/20 ..............   292,645
              Maricopa County, Arizona,
               Hospital Revenue Authority,
               Phoenix Baptist Hospital &
               Medical Center,
               RB, ETM,
     35,000    7.125%, 10/1/02 .............    36,597

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Maricopa County, Arizona,
               Hospital Revenue Authority,
               Sun Health Corp., RB, ETM,
 $  135,000    7.875%, 4/1/02 ..............$  138,180
              Maricopa County, Arizona,
               Industrial Development
               Authority, Lutheran Hospital
               & Homes, RB, ETM,
    315,000    6.75%, 12/1/03 ..............   333,557
              Maricopa County, Arizona,
               Samaritan Health Service,
               RB, ETM,
    245,000    6.75%, 1/1/04 ...............   255,163
                                          ------------
                                             1,136,296
                                          ------------
              ARKANSAS--1.32%
              Arkansas State Development
               Finance Authority, Single
               Family Mortgage Revenue, RB,
               Series A, FHA /
               VA,
    215,000    8.00%, 8/15/11 ..............   218,801
              Little Rock, Arkansas,
               Residential Housing & Public
               Facility Board, RB, Series B
               (A),1
    355,000    0.00%, 7/15/11 ..............   187,699
              Mississippi County, Arkansas,
               Hospital Revenue, RB, AMBAC, ETM,
    230,000    7.25%, 11/1/02 ..............   235,729
              Rogers, Arkansas, Residential
               Housing Facility Board,
               Innisfree Apartment Project,
               RB, Mandatory
               Put @ 100 LOC (B),2
    950,000    4.875%, 5/1/27 ..............   946,143
              Rogers, Sales & Use Tax Revenue,
               RB,
    395,000    5.00%, 11/1/15 ..............   404,038
              Springdale, Arkansas, Residential
               Housing & Healthcare Facility
               Board, RB, Series A, FNMA,
    114,526    7.65%, 9/1/11 ...............   127,956
                                          ------------
                                             2,120,366
                                          ------------
              CALIFORNIA--1.12%
              Abag, California, Finance
               Authority for Nonprofit
               Corporations, American Baptist
               Homes, COP, Series A,
    250,000    5.50%, 10/1/07 ..............   244,930
              Los Angeles, California, Public
               Facility Corporation, RB, ETM,
     95,000    5.40%, 8/1/07 ...............   102,997
              Placer County, California, Water
               Agency, Middle Fork Project , RB,
    280,000    3.75%, 7/1/12 ...............   256,545

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Sacramento County, California,
               Housing Authority, Multifamily
               Housing Revenue, Fairways I
               Apartments, RB, FNMA,
 $  255,000    5.875%, 2/1/08 ..............$  255,464
              San Bernardino County, California,
               Single Family Mortgage Revenue,
               Series B, AMT, FNMA/GNMA,
    480,000    4.875%, 5/1/15 ..............   482,856
              San Diego, California, Housing
               Authority Multifamily Housing
               Revenue, Hollywood Palms Apartments,
               RB, Series C, AMT, FNMA,
    350,000    5.10%, 11/1/13 ..............   355,957
              Santa Clara County, California,
               Housing Authority, Amberwood
               Apartments Project, RB, Series C,
               FNMA,
    100,000    4.75%, 10/1/07 ..............   104,459
                                          ------------
                                             1,803,208
                                          ------------
              COLORADO--0.89%
              Aurora, Colorado, Single Family
               Mortgage Revenue, RB, Series A,
    100,000    7.30%, 5/1/10 ...............   102,807
              Colorado Health Facilities
               Authority Revenue, Vail Valley
               Medical Center, RB, ACA-CBI,
    400,000    6.60%, 1/15/20 ..............   421,412
              Colorado Housing & Finance
               Authority, Single Family Housing
               Program, RB, AMT, Series E,
     25,000    6.25%, 12/1/09 ..............    25,826
              Colorado Housing Finance Authority,
               Single Family Program, RB,
               Series B,
    415,000    4.875%, 4/1/07 ..............   429,650
              Colorado, Housing Finance Authority,
               Single Family Program,
               Series B, RB,
     25,000    4.625%, 11/1/05 .............    25,637
              El Paso County, Colorado, Colonial
               Multi-Family Mortgage Revenue,
               Cottonwood Terrace Project, RB,
               GNMA,
     10,000    5.25%, 9/20/03 ..............    10,130

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              El Paso County, Colorado, Colonial
               Residual Revenue, RB, Series C,
               AMT A,1
$ 1,000,000    0.00%, 7/10/14 ..............$  388,580
              Logan County, Colorado, Single
               Family Mortgage, RB, Series A,
     30,000    8.50%, 11/1/11 ..............    30,900
                                          ------------
                                             1,434,942
                                          ------------
              CONNECTICUT--0.33%
              Connecticut Health & Educational
               Facilities, Lutheran General
               Health Care System, RB, ETM,
     40,000    7.25%, 7/1/04 ...............    43,007
              Connecticut State Housing Finance
               Authority, Housing Mortgage
               Finance Program, RB, Series B,
    150,000    7.00%, 11/15/02 .............   150,287
              Connecticut State, GO,
    330,000    5.25%, 7/1/02 ...............   330,871
                                          ------------
                                               524,165
                                          ------------
              DELAWARE--0.78%
              Delaware State Housing Authority
               Revenue, Home Ownership SR
               Mortgage, RB, AMT, FHA/VA,
     80,000    7.35%, 12/1/04 ..............    80,062
              Delaware Transportation Authority,
               Transportation System Revenue, RB,
  1,150,000    6.125%, 7/1/03 .............. 1,176,507
                                          ------------
                                             1,256,569
                                          ------------
              DISTRICT OF COLUMBIA--1.10%
              District of Columbia Housing
               Finance Agency, Multi-Family
               Housing Revenue, Rockburne
               Estates, RB,
               AMT, GNMA,
    360,000    5.20%, 2/20/09 ..............   374,994
              District of Columbia Housing
               Finance Agency, Multi-Family
               Housing Revenue, Stanton Glenn
               Apartments, RB, AMT, FHA,
  1,305,000    5.60%, 11/1/10 .............. 1,398,777
                                          ------------
                                             1,773,771
                                          ------------
See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              FLORIDA--2.24%
              Alachua County, Florida, Health
               Facility Authority, Shands
               Teaching Hospital & Clinics Inc., RB,
               ETM,
 $  180,000    7.00%, 12/1/01 ..............$  180,740
              Dade County, Florida, Housing
               Finance Authority, Single Family
               Mortgage Revenue, RB, Series B-1,
               AMT, FNMA / GNMA,
    222,104    6.10%, 4/1/27 ...............   246,393
              Dade County, Florida, Port
               Authority Revenue, RB, Series C,
               Pre-Refunded @100 (D),4
    555,000    5.50%, 4/1/07 ...............   588,600
              Florida Housing Finance Agency,
               Multi-Family Housing Revenue, RB,
    170,000    5.50%, 11/1/05 ..............   171,280
              Florida State Board of Education
               Public Education, GO, Series C,
               ETM,
  1,000,000    6.00%, 5/1/04 ............... 1,025,990
              Florida State Board of Public
               Education, GO, ETM,
    500,000    6.20%, 5/1/06 ...............   525,335
              Fort Meyers, Florida, Improvement
               Revenue Authority, Special
               Assessment, Pre-Refunded @
               100 (D),4
    275,000    7.05%, 7/1/03 ...............   294,437
              Gainesville, Florida, Utility
               Systems Revenue, RB, ETM,
    355,000    6.20%, 10/1/02 ..............   366,033
              Largo, Florida, Sewer Revenue
               RB, ETM,
     60,000    7.00%, 10/1/03 ..............    63,532
              Putnam County, Florida, Development
               Authority, Pollution Control
               Revenue, Hudson Pulp & Paper
               Corporation Project, RB,
    110,000    7.25%, 5/1/02 ...............   110,253
              Tallahassee, Florida Municipal
               Electricity, RB, ETM,
     25,000    9.10%, 10/1/02 ..............    26,579
                                          ------------
                                             3,599,172
                                          ------------

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              GEORGIA--1.25%
              Atlanta, Georgia, Urban Residential
               Finance Authority, Multi-Family
               Revenue, Shamrock Garden
               Apartments Project, RB, AMT,
               FNMA,
 $  365,000    5.10%, 10/1/14 ..............$  368,573
              Augusta-Richmond County, Georgia,
               Coliseum Revenue Authority,
               RB, ETM,
    355,000    6.30%, 2/1/10 ...............   397,994
              Burke County, Georgia, Development
               Authority, Pollution Control
               Revenue, Oglethorpe Power Corp.,
               RB, ETM, MBIA,
    196,000    7.50%, 1/1/03 ...............   202,656
              Canton, Georgia, Multi-Family
               Housing Authority, Canterbury
               Ridge Apartments Project, RB,
               FNMA, AMT,
    470,000    4.90%, 3/1/08 ...............   494,186
              Clarke County, Georgia, Hospital
               Authority, RB, MBIA, ETM,
     70,000    9.75%, 1/1/02 ...............    70,840
              Cobb County, Georgia, Kennestone
               Hospital Authority, RB, MBIA, ETM,
     55,000    10.25%, 2/1/02 ..............    56,039
              Cobb County, Georgia, Water &
               Sewer Revenue, RB, ETM,
    110,000    9.50%, 1/1/02 ...............   111,295
              Crisp County, Georgia, Industrial
               Development Authority, Cobis
               Products Company, RB, ETM,
     54,000    6.30%, 7/1/02 ...............    54,145
              Dekalb County, Georgia, Industrial
               Development Authority, RB, LOC,
    185,000    5.40%, 11/1/03 ..............   187,226
              Fulton County, Georgia, Housing
               Authority, Single Family Mortgage,
               RB, Series A, AMT, GNMA,
     60,000    6.20%, 3/1/13 ...............    60,974
                                          ------------
                                             2,003,928
                                          ------------
              IDAHO--2.11%
              Boise City, Idaho, Industrial
               Development Corporation, Western
               Trailer Company Project, RB,
               AMT, LOC,
    445,000    4.75%, 12/15/02 .............   453,023
              Idaho Housing & Finance
               Association, Single Family
               Mortgage, RB, Series G-2, AMT,
    100,000    5.75%, 1/1/14 ...............   106,612

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Idaho Housing & Finance Association,
               Single Family Mortgage, RB,
               Series G2, Class III, AMT,
$ 1,250,000    5.95%, 7/1/19 ...............$1,326,813
              Idaho Housing & Finance Association,
               Single Family Mortgage, RB,
               Sub Series H-2, AMT, FHA / VA,
    875,000    5.85%, 1/1/14 ...............   940,651
              Idaho Housing Agency, Single
               Family Mortgage, RB, Series B-2,
               AMT,
    485,000    6.50%, 7/1/25 ...............   487,454
              Idaho Housing Agency, Single
               Family Mortgage, RB, Series C-1,
     80,000    7.65%, 7/1/10 ...............    80,207
                                          ------------
                                             3,394,760
                                          ------------
              ILLINOIS--8.70%
              Dupage County, Illinois, Water &
               Sewer, RB, MBIA, ETM,
    145,000    10.50%, 1/1/02 ..............   146,902
              East Saint Louis, Illinois,
               Dawson Manor, RB, Series A,
               MBIA,
    180,000    5.875%, 1/1/06 ..............   185,650
              Homewood, Illinois, GO, MBIA,
     20,000    5.70%, 12/1/01 ..............    20,058
              Illinois Health Facilities
               Authority, Thorek Hospital &
               Medical Center, RB, ACA,
     55,000    4.55%, 8/15/03 ..............    55,114
              Illinois Health Facilities
               Authority Revenue, RB, Series A,
               FSA,
    906,000    7.60%, 8/15/10 ..............   918,947
              Illinois Health Facilities
               Authority, Evangelical Hospital
               Association Project, RB, ETM,
    165,000    6.60%, 10/1/03 ..............   173,715
              Illinois Health Facilities
               Authority, Midwest Group LTD,
               RB, ACA,
  3,005,000    5.375%, 11/15/08 ............ 3,203,120
              Illinois Health Facilities
               Authority, Sydney R. Forkosh
               Memorial Hospital, RB,
               Pre-Refunded @ 100,4
    145,000    7.00%, 7/1/02 ...............   149,359
              Illinois Health Facilities
               Revenue Authority, Community
               Hospital Of Ottawa Project, RB,
    300,000    6.75%, 8/15/14 ..............   312,879

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Illinois Health Facilities
               Revenue Authority, Ravenswood
               Hospital Medical Center Project,
               RB, ETM,
 $  120,000    7.25%, 8/1/06 ...............$  133,351
              Illinois Industrial Development
               Finance Authority, Rayner &
               Rinn-Scott Project, RB, AMT, LOC:
    160,000    5.65%, 6/1/03 ...............   164,874
    170,000    5.70%, 6/1/04 ...............   177,572
    195,000    6.35%, 6/1/15 ...............   207,250
              Illinois Onterie Center Housing
               Finance Corp., Onterie Center
               Project, RB, MBIA / FHA,
  3,000,000    7.00%, 7/1/12 ............... 3,107,730
              Illinois State Toll Highway
               Authority, RB, Pre-Refunded @ 100
               (D),4
    225,000    6.75%, 7/1/06 ...............   248,477
              Northern Illinois University,
               Illinois, RB, ETM,
    230,000    7.125%, 4/1/05 ..............   249,290
              Palatine County, Illinois, Tax
               Increment Revenue, Dundee Road
               Redevelopment Project, Tax
               Allocation Bond, AMBAC,
  1,500,000    5.25%, 1/1/17 ............... 1,550,745
              Rockford, Illinois, Hospital
               Facility Revenue, Swedish-Amern
               Hospital Association, RB, ETM,
    460,000    7.25%, 4/1/04 ...............   489,113
              St. Clair County, Illinois,
               COP, MBIA,
    230,000    8.00%, 12/1/01 ..............   231,099
              Urbana, Illinois, Residential
               Mortgage Revenue, RB, ETM,
  2,045,000    7.30%, 9/1/06 ............... 2,264,449
                                          ------------
                                            13,989,694
                                          ------------
              INDIANA--2.87%
              Indiana Health Facility Financing
               Authority, Hospital Revenue,
               Community Hospital Improvements
               Project, RB, MBIA,
  2,000,000    6.40%, 5/1/12 ............... 2,075,460
              La Porte County, Indiana, Hospital
               Authority, La Porte Hospital,
               Inc., RB, Pre-Refunded @ 102,4
     50,000    6.25%, 3/1/03 ...............    53,464
              Logansport, Indiana, Multi
               Purpose School Building Corp.,
               RB, State Aid Withholding,
    200,000    6.00%, 1/1/09 ...............   208,594

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Michigan City, Indiana, Pollution
               Control Revenue, Northern Indiana
               Public Service Co. Project, RB,
$ 1,825,000    5.70%, 10/1/03 ..............$1,848,305
              Vigo County, Indiana, Hospital
               Authority, RB, ETM,
    105,000    6.875%, 4/1/04 ..............   111,102
              Wells County, Indiana, Hospital
               Authority Revenue, RB, ETM,
    285,000    7.25%, 4/1/09 ...............   323,589
                                          ------------
                                             4,620,514
                                          ------------
              IOWA--2.91%
              Des Moines, Hospital Revenue
               Authority, Fairview Community,
               Lutheran Hospital, MBIA, ETM,
    110,000    9.50%, 11/15/02 .............   114,176
              Dubuque, Iowa, Hospital Facilities,
               Finley Hospital Project, RB, ETM,
  2,875,000    6.875%, 1/1/12 .............. 2,955,126
              Iowa Financial Authority
               Commercial Development Revenue,
               University Square Project, RB,
               Series A,
  1,300,000    4.35%, 8/1/03 ............... 1,302,600
              Muscatine, Iowa, Electric
               Revenue, RB, ETM,
    300,000    6.50%, 1/1/04 ...............   314,187
                                          ------------
                                             4,686,089
                                          ------------
              KANSAS--2.67%
              Saline County, Kansas, Residential
               Housing Facilities, RB, Series A,
     10,000    9.50%, 10/1/11 ..............    10,305
              Sedgwick County, Kansas, GO,
               Series B,
    500,000    4.70%, 8/1/05 ...............   500,730
              Wichita, Kansas Revenue CSJ
               Health System Wichita, Inc.
               Pre-Refunded Various Call
               Dates, ETM,4
  3,000,000    7.00%, 11/15/01 ............. 3,072,090
              Wichita, Kansas, Hospital
               Revenue, RB, ETM:
    230,000    6.00%, 7/1/04 ...............   242,282
    305,000    7.00%, 3/1/06 ...............   332,761
              Wichita, Kansas, Hospital Revenue,
               Wesley Medical Center, RB,
               MBIA, ETM,
    125,000    10.00%, 4/1/02 ..............   129,033
                                          ------------
                                             4,287,201
                                          ------------

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              KENTUCKY--0.89%
              Campbell & Kenton Counties,
               Kentucky, Sanitation District
               Revenue Authority, RB, ETM,
 $  330,000    6.375%, 8/1/03 ..............$  345,078
              Henderson, Kentucky, Electric
               Light & Power Revenue, RB,
    140,000    5.70%, 3/1/03 ...............   140,378
              Kentucky Rural Economic Development
               Authority, Whiting Manufacturing
               Project Co., RB, Optional
               Put on 12/1/04 @ 100, AMT, LOC (B) (C),2
    880,000    5.50%, 12/1/14 ..............   880,414
              Kentucky State, Pollution Abatement,
               Authority Revenue, RB, ETM,
     70,000    5.90%, 8/1/03 ...............    72,883
                                          ------------
                                             1,438,753
                                          ------------
              LOUISIANA--0.79%
              Calcasieu Parish, Louisiana,
               Mortgage Revenue Authority,
               RB, Series B,
     15,000    6.375%, 11/1/02 .............    15,114
              Jefferson Parish, Louisiana,
               Home Mortgage Authority, Single
               Family Mortgage Revenue, RB,
               Series G-1, AMT, GNMA,
    140,000    5.125%, 12/1/10 .............   148,389
              Louisiana State Health Education
               Authority, Alton Ochsner Medical
               Foundation Issue-A, RB, ETM,
    365,000    8.75%, 5/1/05 ...............   407,070
              Louisiana State Health Education
               Authority, Lease Rent Revenue,
               Tulane University Medical Center,
               RB, ETM,
    290,000    7.875%, 7/1/09 ..............   337,026
              Louisiana, East Baton Rouge
               Parish Hospital, RB, ETM,
     25,000    6.20%, 10/1/02 ..............    25,925
              Ouachita Parish, Louisiana,
               Industrial Development Board
               Incorporated, Physicians & Surgeons
               Medical, RB, LOC,
    325,000    4.80%, 8/1/02 ...............   330,090
                                          ------------
                                             1,263,614
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              MAINE--1.73%
              Bucksport, Maine, Solid Waste
               Disposal Revenue, Champ
               International Corp. Project, RB,
 $  395,000    6.25%, 5/1/10 ...............$  407,379
              Maine Finance Revenue Authority,
               Electronic Rate Stabilization,
               RB, AMT, FSA,
  2,270,000    5.20%, 7/1/18 ............... 2,369,426
                                          ------------
                                             2,776,805
                                          ------------
              MARYLAND--0.73%
              Annapolis, Maryland, Economic
               Development, Saint John's
               College Facility, RB,
    175,000    4.60%, 10/1/02 ..............   178,090
              Baltimore County, Maryland,
               Mortgage Revenue, RB, FHA,
    950,000    6.90%, 8/1/28 ...............   990,195
                                          ------------
                                             1,168,285
                                          ------------
              MASSACHUSETTS--3.88%
              Massachusetts Educational Loan
               Revenue Authority, RB, Series A-
               Issue D, MBIA,
    155,000    7.75%, 1/1/08 ...............   155,801
              Massachusetts State Development
               Finance Agency, Curry College,
               Series A, RB, ACA,
    130,000    4.10%, 3/1/04 ...............   132,459
              Massachusetts State Health &
               Educational Facilities Revenue
               Authority, New England Medical Center
               Hospitals, RB, FGIC,
    500,000    6.625%, 7/1/25 ..............   521,855
              Massachusetts State Health and
               Educational Facilities Authority
               Revenue, RB, Series C, MBIA-IBC,
    160,000    7.375%, 7/1/08 ..............   160,650
              Massachusetts State Housing
               Finance Agency, RB, FNMA,
  2,000,000    6.875%, 11/15/11 ............ 2,072,960
              Massachusetts State Housing
               Finance Agency, Residential
               Development, RB, FNMA,
  3,000,000    6.80%, 11/15/12 ............. 3,094,440
              Massachusetts State Industrial
               Finance Agency, Ames Safety
               Envelope Company, RB, AMT, LOC,
     95,000    5.35%, 9/1/05 ...............    99,434
                                          ------------
                                             6,237,599
                                          ------------

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              MICHIGAN--3.29%
              Detroit, Michigan, Economic
               Development Corporation,
               Association Limited Partnership, RB,
               Mandatory Put @ 100 (B),2
$ 1,305,000    7.00%, 6/1/02 ...............$1,306,214
              Detroit, Michigan, Water Supply,
               RB, ETM,
    910,000    8.875%, 1/1/05 .............. 1,008,571
              Dickinson County, Michigan,
               Economic Development Authority,
               Champion International Corp., RB,
    220,000    6.55%, 3/1/07 ...............   224,147
              Lapeer, Michigan, Tax Increment
               Finance Authority, Pre-Refunded
               @ 102 (D),4
    465,000    7.50%, 6/1/02 ...............   488,515
              Michigan Municipal Bond Revenue
               Authority, Wayne County Project,
               GO, ETM, MBIA,
    190,000    7.40%, 12/1/02 ..............   195,738
              Michigan State Hospital Finance
               Authority, Saint Joseph Mercy
               Hospital Project, RB, ETM,
     95,000    7.00%, 7/1/05 ...............   102,684
              Michigan State Hospital Financial
               Authority Revenue, St. Joseph
               Mercy Hospital Ann Harbor,
               RB, ETM,
    145,000    9.25%, 7/1/03 ...............   155,588
              Michigan State Housing Development
               Authority, Parkway Meadows Project,
               RB, FSA,
  1,725,000    6.625%, 10/15/06 ............ 1,802,970
                                          ------------
                                             5,284,427
                                          ------------
              MINNESOTA--2.35%
              Minneapolis & St Paul, Minnesota,
               Housing & Redevelopment Authority,
               Health One Obligated Group,
               RB, Series A, Pre-Refunded @ 100,
               MBIA (D):4
    100,000    6.75%, 8/15/02 ..............   102,383
  3,100,000    7.40%, 8/15/02 .............. 3,176,415
              Minnesota State Higher Education
               Facilities Authority Revenue,
               Carleton College, RB,
    175,000    5.625%, 3/1/07 ..............   176,818

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              St. Paul, Minnesota, Port
               Authority, Hospital Revenue,
               RB, ETM,
 $  195,000    7.75%, 7/1/04 ...............$  211,056
              St. Paul, Minnesota, Science
               Museum, COP, ETM,
    112,526    7.50%, 12/15/01 .............   113,268
                                          ------------
                                             3,779,940
                                          ------------
              MISSISSIPPI--1.82%
              Business Finance Corporation,
               Landau Uniforms Project, RB,
               AMT, LOC:
    225,000    5.60%, 9/1/02 ...............   229,171
    260,000    5.80%, 9/1/04 ...............   268,128
    265,000    5.90%, 9/1/05 ...............   273,252
              Corinth & Alcorn County,
               Mississippi Magnolia Regional
               Health Center, Series A, RB,
    715,000    4.75%, 10/1/03 ..............   725,382
              Gulfport, Mississippi Hospital
               Facility Revenue, Memorial
               Hospital at Gulfport, RB, ETM,
    130,000    6.25%, 7/1/02 ...............   133,241
              Jackson, Mississippi, Housing
               Authority, Multifamily, Arbor
               Peak Apartment Project, RB,
               Mandatory
               Put @ 100, AMT, LOC (B),2
  1,000,000    5.05%, 12/1/26 .............. 1,001,240
              Mississippi Home Corporation,
               Single Family Revenue,
               Series A, FNMA / GNMA,
    290,000    4.80%, 6/1/19 ...............   292,874
                                          ------------
                                             2,923,288
                                          ------------
              MISSOURI--2.79%
              Kansas City, Missouri, Individual
               Development Authority, Multifamily
               Housing, Jazz Hill Homes
               Project Series B, RB, AMT, GIC,
  2,000,000    4.75%, 1/1/05 ............... 2,000,520
              Kansas City, Missouri, Industrial
               Development Authority, Industrial
               Development Revenue, RB,
               Pre-Refunded @ 100 (D),4
    800,000    5.50%, 11/15/01 .............   801,072
              Missouri Freeman Hospital,
               RB, ETM,
     50,000    6.75%, 8/1/03 ...............    52,585

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Missouri State Housing Development
               Community, Single Family Mortgage,
               RB, AMT, GNMA,
 $  255,000    6.625%, 12/1/17 .............$  261,477
              St. Louis County, Missouri,
               Industrial Development Revenue,
               Multi-Family Housing Revenue,
               Heathbrook Gardens, RB, Mandatory
               Put @ 100, LOC (B),2
  1,190,000    5.10%, 3/1/02 ............... 1,191,464
              St. Louis County, Missouri,
               Single Family Mortgage, RB,
               AMBAC,
    165,000    9.25%, 10/1/16 ..............   175,303
                                          ------------
                                             4,482,421
                                          ------------
              MONTANA--0.99%
              Montana State Higher Education
               Assistance, RB, Series C AMT,
  1,525,000    5.95%, 12/1/12 .............. 1,600,152
                                          ------------
              NEBRASKA--3.06%
              Clay County, Nebraska. Industrial
               Development Revenue, Hybrids
               Cooperative Project, RB, AMT, LOC:
    310,000    4.20%, 3/15/02 ..............   311,007
    375,000    4.30%, 3/15/03 ..............   378,431
  1,000,000    4.75%, 3/15/09 ..............   998,720
              Fillmore County, Nebraska,
               Industrial Development Revenue,
               Omalley Grain Incorporated
               Project, RB, AMT, LOC:
    155,000    4.20%, 12/1/03 ..............   156,809
    150,000    4.30%, 12/1/04 ..............   152,037
    170,000    4.40%, 12/1/05 ..............   171,805
    175,000    4.50%, 12/1/06 ..............   176,437
    185,000    4.60%, 12/1/07 ..............   185,995
    190,000    4.70%, 12/1/08 ..............   190,646
              Nebhelp Incorporated, Nebraska,
               Student Loan Program, RB,
               MBIA, AMT,
  1,690,000    5.875%, 6/1/14 .............. 1,757,854
              Nebraska Consumers Public Power
               District, Nuclear Facility Revenue, RB,
    440,000    5.10%, 1/1/03 ...............   440,977
                                          ------------
                                             4,920,718
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              NEVADA--0.13%
              Nevada State Housing Division,
               Multi Unit Housing Revenue, RB,
               Issue A, AMT, FNMA,
 $   35,000    6.45%, 10/1/04 ..............$   36,242
              Nevada State, GO,
    130,000    6.75%, 2/1/02 ...............   130,494
              Washoe, Nevada, Housing Finance
               Corporation, Multi-Family Revenue,
               Golden Apartments II, RB, MBIA
               / FHA,
     40,000    6.875%, 7/1/21 ..............    40,644
                                          ------------
                                               207,380
                                          ------------
              NEW HAMPSHIRE--2.16%
              New Hampshire Higher Educational
               & Health Facilities Revenue
               Authority, Elliot Hospital
               Manchester, RB, ETM,
     15,000    6.70%, 10/1/04 ..............    15,813
              New Hampshire Higher Educational
               & Health Facilities Revenue
               Authority, Kendal at Hanover Issue,
               RB, LOC,
  1,000,000    5.80%, 10/1/12 .............. 1,008,060
              New Hampshire Higher Educational
               & Health Facilities Revenue
               Authority, St. Anselm College, RB,
  2,205,000    6.375%, 7/1/23 .............. 2,263,653
              New Hampshire Housing Finance
               Authority, Single Family Housing,
               RB, Series B,
     35,000    7.55%, 7/1/09 ...............    35,087
              New Hampshire State, Housing
               Finance Authority, RB, AMT, LOC,
    155,000    6.125%, 1/1/18 ..............   155,251
                                          ------------
                                             3,477,864
                                          ------------
              NEW JERSEY--1.50%
              New Jersey Economic Development
               Authority Revenue Adjusted,
               Reformed Church, RB, Series B,
  2,220,000    4.95%, 12/1/28 .............. 2,229,768
              New Jersey State Turnpike
               Authority, RB, ETM, MBIA,
     10,000    10.375%, 1/1/03 .............    10,526
              New Jersey State, GO,
    175,000    5.00%, 4/30/02 ..............   175,754
                                          ------------
                                             2,416,048
                                          ------------

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              NEW MEXICO--3.54%
              Albuquerque, New Mexico,
               Class B-2, CMO, FGIC,1
$ 1,266,000    0.00%, 5/15/11 ..............$  650,420
              Albuquerque, New Mexico,
               Industrial Development Revenue,
               MCT Industries Incorporated
               Project, RB,
               Series A, AMT,
  4,330,000    6.50%, 4/1/17 ............... 4,448,642
              Clovis, New Mexico, Hospital
               Revenue, RB, ETM,
    420,000    7.375%, 8/1/03 ..............   444,860
              Taos County, New Mexico, Local
               Hospital Gross, RB, Series B,
               Asset Guaranty,
    155,000    5.00%, 5/15/02 ..............   155,336
                                          ------------
                                             5,699,258
                                          ------------
              NEW YORK--0.68%
              Battery Park City, New York,
               Revenue Authority, RB, Series B,
    315,000    5.20%, 11/1/23 ..............   315,000
              New York State Dormitory
               Authority Revenues, Capital
               Appreciation, RB, Series C,
               FSA A,1
    340,000    0.00%, 7/1/04 ...............   304,987
              New York State Housing Finance
               Agency, Hospital & Nursing Home
               Project, RB, ETM,
     55,000    6.875%, 11/1/07 .............    61,892
              Onondaga County, New York,
               Industrial Development Agency,
               Lemoyne College Project, RB,
               Series A,
    190,000    5.00%, 3/1/03 ...............   193,597
              UFA Development Corp., New York,
               Loretto Utica Project, RB, FHA,
     40,000    5.15%, 7/1/03 ...............    40,105
              Yates County, New York, Industrial
               Development Agency, Soldiers &
                Sailors Memorial Hospital, RB,
               Series A, FHA,
    170,000    5.00%, 2/1/09 ...............   181,259
                                          ------------
                                             1,096,840
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              NORTH CAROLINA--0.22%
              North Carolina Medical Care
               Community Hospital, Duke
               University Hospital Project,
               RB, ETM,
 $  250,000    6.70%, 7/1/03 ...............$  261,780
              Surry County, North Carolina,
               Industrial Facilities & Pollution
               Control Financing Revenue
               Authority, Weyerhaeuser Company
               Project, RB,
     90,000    9.25%, 12/1/02 ..............    93,020
                                          ------------
                                               354,800
                                          ------------
              NORTH DAKOTA--0.11%
              Minot, North Dakota, Health
               Care Facilities, RB, ETM,
    155,000    6.50%, 9/1/07 ...............   170,464
                                          ------------
              OHIO--3.04%
              Bowling Green, Ohio, Multifamily
               Revenue, Village Apartments, RB,
               GNMA,
    380,000    4.75%, 8/20/11 ..............   384,169
              Cuyahoga County, Ohio Individual
               Development Revenue, Chippewa,
               RB, FHA,
    250,000    6.60%, 8/1/15 ...............   260,832
              Dayton, Ohio Hospital Revenue,
               Good Samaritan, RB, ETM,
    540,000    6.00%, 12/1/05 ..............   569,770
              Elyria, Ohio, Hospital Revenue,
               RB, ETM,
    180,000    6.80%, 4/1/03 ...............   187,085
              Franklin County, Ohio, Multi-Family
               Revenue, Lincoln Park Project,
               RB, AMT, GNMA,
    435,000    5.65%, 4/20/13 ..............   455,945
              Lorain County, Ohio, Health Care
               Facilities, Kendal at Oberlin, RB,
               Series B, Optional Put @ 100
               (B),2
  1,425,000    4.75%, 2/1/02 ............... 1,428,691
              Lucas County Hospital, Ohio,
               Riverside Hospital Project, RB, ETM,
     25,000    6.95%, 8/1/04 ...............    26,900
              Lucas County, Ohio, Mercy
               Hospital Project, RB, ETM,
    570,000    6.00%, 9/1/04 ...............   600,951

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Mason, Ohio, Health Care Facilities,
               MCV Health Care Facilities
               Project, RB, GNMA,
 $   45,000    5.25%, 2/20/20 ..............$   45,409
              Middletown, Ohio, Improvement
               Revenue, RB, ETM,
     15,000    6.375%, 4/1/06 ..............    16,200
              Ohio Capital Corp. for Housing
               Mortgage Revenue, Section 8
               Assisted Project, RB, Series A, FHA /
               MBIA,
    160,000    4.50%, 1/1/03 ...............   160,445
              Ohio Housing Finance Agency,
               Single Family Mortgage, RB,
               Series A, BIGI,
    305,000    5.75%, 4/1/16 ...............   306,537
              Ohio State Building Authority,
               Columbus State Office Building,
               RB, Prerefunded @ 100,4
     75,000    10.125%, 4/1/03 .............    82,075
              Ohio State Water Development
               Authority, Akron Ohio Project,
               RB, ETM,
    275,000    8.00%, 12/1/04 ..............   300,407
              Ohio State Water Development Authority,
               Pollution Control Facilities Revenue,
               Republic Steel
               Project,
               RB, ETM,
     55,000    6.375%, 6/1/07 ..............    60,392
                                          ------------
                                             4,885,808
                                          ------------
              OKLAHOMA--3.80%
              Bryan County, Oklahoma, Economic
               Development Revenue Authority,
               Single Family Mortgage, RB,
               Series A,
     60,000    8.60%, 7/1/10 ...............    60,680
              Canadian County, Oklahoma, Home
               Finance Authority, Single Family
               Mortgage Revenue, Mortgage
               Backed Securities Program, RB,
               Series B, AMT, GNMA,
  1,255,000    5.50%, 9/1/14 ............... 1,319,407
              Oklahoma City, Oklahoma,
               Hospital Revenue, RB, ETM,
    355,000    6.40%, 2/1/05 ...............   377,897

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Oklahoma Environmental Finance,
               Public Service Company of Oklahoma, RB,
$ 1,000,000    5.90%, 12/1/07 ..............$1,001,020
              Oklahoma State Industrial
               Authority Revenue, Presbyterian
               Hospital,
               RB, ETM,
    275,000    6.25%, 10/1/02 ..............   285,301
              Oklahoma State Industrial
               Authority, Baptist Medical
               Center, RB, ETM,
    230,000    7.00%, 7/1/03 ...............   241,045
              Oklahoma State Turnpike Revenue
               Authority, RB, ETM,
     80,000    4.70%, 1/1/06 ...............    83,350
              Ponca City, Oklahoma, Hospital
               Revenue Authority, RB, ETM,
    115,000    7.625%, 4/1/03 ..............   119,907
              Stillwater, Oklahoma, Medical
               Center Authority, ETM,
    215,000    6.30%, 1/1/04 ...............   224,492
              Tulsa County, Oklahoma, Home
               Finance Authority, Multi-Family
               Housing Revenue, Waterford Project,
               RB, Series A, Mandatory Put @
               100 (B),2
  1,000,000    5.35%, 12/1/04 .............. 1,001,440
              Tulsa County, Oklahoma, Individual
               Authority Health Care Revenue, St.
               Francis Hospital, Inc., RB
               Series B, Mandatory Put @ 100,2
    750,000    5.15%, 12/15/03 .............   783,045
              Tulsa, Oklahoma, Tulsa Industrial
               Revenue Authority, Hillcrest
               Medical Center, RB, ETM,
    565,000    6.50%, 4/1/07 ...............   621,297
                                          ------------
                                             6,118,881
                                          ------------
              PENNSYLVANIA--13.21%
              Allegheny County, Pennsylvania,
               Hospital Development Authority,
               Magee-Womans Hospital, RB, ETM,
     45,000    10.125%, 10/1/02 ............    48,237
              Allegheny County, Pennsylvania,
               Hospital Development Authority,
               North Hills Passavant Hospital,
               RB, ETM,
     75,000    6.75%, 7/1/05 ...............    80,579

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Allegheny County, Pennsylvania,
               Residential Finance Mortgage
               Revenue Authority, Single Family
               Mortgage, RB, Series DD-2,
               AMT, GNMA,
 $  135,000    4.80%, 11/1/07 ..............$  141,857
              Allegheny Valley, Pennsylvania,
               School District, GO, ETM,
     55,000    6.00%, 12/1/03 ..............    57,151
              Baldwin Whitehall, Pennsylvania,
               School Building Revenue
               Authority, RB, Pre-Refunded
               $7,610,000 to 11/15/03 @ 100,
               Balance ETM (D),4
     60,000    6.70%, 11/15/03 .............    64,297
              Beaver County, Pennsylvania,
               Industrial Development &
               Pollution Control Revenue
               Authority, RB,
    335,000    6.00%, 5/1/07 ...............   335,389
              Bensalem Township, Pennsylvania,
               Water & Sewer Authority, RB, ETM,
     10,000    5.70%, 11/1/02 ..............    10,170
              Blairsville-Saltsburg,
               Pennsylvania, School District,
               GO, ETM, AMBAC,
    100,000    9.00%, 5/15/03 ..............   107,014
              Bucks County, Pennsylvania,
               Saint Mary's Hospital
               Authority, RB, ETM,
    360,000    6.625%, 7/1/04 ..............   386,453
              California, Pennsylvania, Area
               School Building, MBIA, ETM,
     25,000    5.75%, 5/15/03 ..............    25,524
              Chester County, Health &
               Education Facility, Immaculata
               College, RB:
    230,000    4.75%, 10/15/02 .............   232,438
    215,000    4.85%, 10/15/03 .............   218,769
    270,000    4.90%, 10/15/04 .............   273,934
              Chester County, Pennsylvania,
               Hospital Authority, RB, ETM,
     25,000    7.50%, 7/1/09 ...............    28,713
              Clearfield, Pennsylvania, Hospital
               Revenue Authority, Clearfield
               Hospital Project, RB,
    280,000    6.875%, 6/1/16 ..............   283,822
              Delaware County, Pennsylvania,
               Authority University Revenues,
               Villanova University RB, ETM,
     45,000    9.625%, 8/1/02 ..............    47,385
              East Pennsboro Township,
               Pennsylvania, GO, ETM,
     50,000    6.00%, 3/1/02 ...............    50,600

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Erie County, Pennsylvania,
               Hospital Authority Revenue,
               Hamot Medical Center Project,
               RB, ETM,
 $  530,000    6.90%, 1/1/05 ...............$  566,999
              Hampton Township, Pennsylvania, GO,
     30,000    6.30%, 6/1/02 ...............    30,549
              Hazleton, Pennsylvania, Health
               Services, Authority Hospital, RB,
               Pre-Refunded @ 102 (D),4
  1,935,000    8.375%, 1/1/03 .............. 2,101,042
              Langhorne Manor Borough,
               Pennsylvania, Higher Education
               & Health Revenue Authority, Woods
               Schools, Partially Pre-Refunded:
               $600,000 to 11/15/02 @ 100 (D),4
    235,000    6.60%, 11/15/02 .............   240,057
              Lehigh County, Pennsylvania,
               Industrial Development Authority,
               RB, ETM,
    310,000    7.20%, 12/15/01 .............   311,894
              Ligonier, Pennsylvania, Municipal
               Water Revenue Authority, RB,
     95,000    6.30%, 4/15/06 ..............    95,200
              Mifflin County, Pennsylvania,
               Hospital Authority, RB, Asset
               Guaranty,
    350,000    5.20%, 7/1/03 ...............   364,560
              Montgomery County, Higher Education
               Authority, Waverly Heights
               Project, RB,
    300,000    5.00%, 1/1/03 ...............   300,186
              Montgomery County, Pennsylvania,
               Industrial Development Authority,
               ECRI Project, RB,
    255,000    6.40%, 6/1/03 ...............   256,884
              Montour, Pennsylvania, School
               Authority, RB, ETM, MBIA,
     25,000    6.40%, 12/1/02 ..............    25,352
              North Allegheny, Pennsylvania,
               Joint School Authority, RB,
               Pre-Refunded @ 100 (D),4
    760,000    6.25%, 6/1/03 ...............   792,323
              Northampton County, Pennsylvania,
               Hospital Authority, RB, ETM,
     60,000    7.50%, 7/1/02 ...............    61,981
              Pennsylvania Economic Development
               Financing Revenue Authority, Dr.
               Gertrude A. Barber Center
               Incorporated, RB,
  1,000,000    6.15%, 12/1/20 .............. 1,000,770

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              Pennsylvania Housing Finance
               Agency, Single Family Mortgage,
               RB, Series 65A, AMT,
 $  415,000    4.80%, 10/1/22 ..............$  424,894
              Pennsylvania Intergovernmental
               Corporation Authority, Special
               Tax Bond, ETM, FGIC,
     60,000    6.00%, 6/15/02 ..............    61,471
              Pennsylvania State Finance
               Authority, Municipal Capital
               Imports Program, RB, Investment
               Agreement,
  1,825,000    6.60%, 11/1/09 .............. 1,984,140
              Pennsylvania State Higher Education
               Facilities Authority, Health
               Services Revenue, Allegheny
               Delaware Valley Obligation, RB,
  3,000,000    4.90%, 11/15/01 ............. 3,002,970
              Pennsylvania State Higher
               Educational Facilities Authority,
               LaSalle College, RB, ETM,
    110,000    9.50%, 5/1/03 ...............   113,996
              Pennsylvania State, Highway, GO:
    185,000    4.50%, 2/1/03 ...............   186,271
    220,000    4.50%, 10/1/03 ..............   221,507
              Pennsylvania Valley View School
               Building Authority, RB, ETM:
     10,000    6.05%, 2/1/02 ...............    10,091
      5,000    6.25%, 2/1/02 ...............     5,048
              Philadelphia, Pennsylvania,
               Hospital and Higher Educational
               Facilities Authority, Frankford
               Hospital, RB, Series A, ETM,
     90,000    6.00%, 6/1/23 ...............    93,126
              Philadelphia, Pennsylvania,
               Redevelopment Authority,
               Multi-Family Housing Revenue,
               Schuylkill
               Apartments Project, RB, AMT,
  1,000,000    5.10%, 12/1/03 .............. 1,009,560
              Philadelphia, Pennsylvania,
               Municipal Revenue Authority,
               RB, Series D,
     50,000    6.00%, 7/15/03 ..............    51,358
              Pittsburgh, Illinois, Urban
               Redevelopment Authority,
               Hazelwood Project, RB, MBIA / FHA,
     60,000    5.40%, 1/1/22 ...............    60,160
              Pittsburgh, Pennsylvania, Water &
               Sewer Authority, RB, ETM, FGIC,
    295,000    7.625%, 9/1/04 ..............   323,234

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Pocono Mountain, Pennsylvania,
               School District, GO, MBIA, ETM,
 $   10,000    9.10%, 3/1/02 ...............$   10,215
              Ridgeway, Pennsylvania, Area
               School Revenue Authority, RB, ETM,
     10,000    6.25%, 6/15/02 ..............    10,227
              Sayre Boro, Pennsylvania, Hospital
               Authority, RB, AMBAC, ETM,
    145,000    6.90%, 11/1/02 ..............   148,358
              Sayre, Pennsylvania, Health Care
               Facilities Authority, Capital
               Asset Finance Program, RB, Series
               H-2, AMBAC,
    900,000    7.625%, 12/1/15 .............   912,780
              Uniontown Area, Pennsylvania,
               School Authority, RB, ETM,,
     45,000    6.30%, 10/1/02 ..............    46,681
              Wayne Pike, Pennsylvania, Joint
               School Authority, RB, MBIA, ETM,
    630,000    6.00%, 12/1/07 ..............   644,805
              Wilkes-Barre, Pennsylvania,
               General Municipal Authority,
               Misericordia College, RB,
               Series B,
  1,050,000    7.75%, 12/1/12 .............. 1,099,413
              York County, Industrial Development
               Authority, Fox Ridge Personal Care
               Facility, RB, Series A,
               Pre-Refunded @ 100 (D),4
    115,000    9.50%, 10/1/02 ..............   122,372
              York, Pennsylvania, Housing
               Redevelopment Mortgage Corp.,
               RB, Series A,
    810,000    6.875%, 11/1/09 .............   819,250
              Yough School District, Limited
               Obligation Revenue, RB,
               Series A,
  1,335,000    5.20%, 4/1/02 ............... 1,351,367
                                          ------------
                                            21,253,423
                                          ------------
              SOUTH CAROLINA--0.30%
              Charleston, South Carolina,
               Waterworks & Sewer Revenue,
               RB, ETM,
     20,000    10.125%, 1/1/02 .............    20,252
              Fairfield County, South Carolina,
               Pollution Control Revenue,
               South Carolina Electric & Gas
               Company, RB,
     50,000    6.50%, 9/1/14 ...............    52,897
              South Carolina, Medical University
               Harborview Office, COP,
    390,000    7.375%, 1/1/04 ..............   404,122
                                          ------------
                                               477,271
                                          ------------

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              SOUTH DAKOTA--0.12%
              South Dakota, State Health &
               Educational Facilities Authority,
               Rapid City Regional Hospital
               Project, RB, ETM,
 $   80,000    7.75%, 9/1/07 ...............$   91,759
              South Dakota, State Health &
               Educational Facilities Authority,
               Saint Joseph Hospital, RB, ETM,
    105,000    5.95%, 7/1/02 ...............   107,517
                                          ------------
                                               199,276
                                          ------------
              TENNESSEE--0.29%
              Bristol, Tennessee, Health &
               Educational Facilities, RB, ETM,
    215,000    6.90%, 1/1/07 ...............   236,995
              Nashville & Davidson County,
               Tennessee, Industrial Development
               Board Revenue, Multi-Family
               Mortgage, RB, FHA,
     80,000    6.25%, 7/1/02 ...............    80,583
              Nashville & Davidson County,
               Tennessee, Industrial Development
               Board Revenue, Pebble Creek, RB,
               FHA,
     45,000    6.25%, 7/1/02 ...............    45,351
              Shelby County, Tennessee,
               Multi-Family Housing, Windsor
               Apartments, RB, Series A,
               Asset Guaranty,
    100,000    6.50%, 10/1/07 ..............   103,279
                                          ------------
                                               466,208
                                          ------------
              TEXAS--5.25%
              Abilene, Texas, Waterworks and
               Sewer System, CTFS Obligation, GO:
  1,250,000    4.50%, 2/15/08 .............. 1,250,400
  1,100,000    4.60%, 2/15/09 .............. 1,100,308
              Austin, Water Sewer & Electric
               Revenue, RB, ETM,
    165,000    14.00%, 11/15/01 ............   165,752
              Collin County, Texas, Community
               College, RB, AMBAC,
     25,000    5.15%, 2/1/07 ...............    25,680
              Collin County, Texas, Housing
               Financial Corp. Multifamily,
               Preston Bend Apartments Project, RB,
               Mandatory Put @ 100, AXA (B),2
    930,000    6.50%, 9/1/03 ...............   932,567

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Harris County, Health Facilities
               Development Corp., Memorial Hospital
               System Project, RB,
 $  220,000    7.125%, 6/1/15 ..............$  232,591
              Harris County, Texas, Housing
               Finance Corporation, Single
               Family Mortgage Revenue, RB,
               Series A,
  1,000,000    7.75%, 9/1/14 ............... 1,013,010
              Houston, Housing Finance Corp.,
               Texas, Series A-1, RB,
    155,000    8.00%, 6/1/14 ...............   165,489
              Matagorda County, Texas,
               Pollution Control Revenue,
               Central Power & Light Co., RB,
               Series A,
               Mandatory Put @ 100 (B),2
    500,000    4.90%, 5/1/30 ...............   500,295
              Panhandle-Plains, Texas, Higher
               Education Authority, Student Loan
               Revenue, RB, AMT,
    380,000    5.55%, 3/1/05 ...............   400,079
              Southeast, Texas, Housing Finance
               Corporation, Capital Appreciation,
               Pre-Refunded @ 36.127 RB,
               Series B (A) (D),4
  1,100,000    0.00%, 12/1/16 ..............   387,354
              Texas Gulf Coast Waste Disposal
               Authority, Atlantic Richfield
               Company Project, RB, Pre-Refunded @
               100,4
    280,000    6.50%, 2/1/06 ...............   297,410
              Texas Sabine River Authority, RB,
               Series A,
    500,000    6.875%, 9/1/08 ..............   509,425
              Texas State Public Finance
               Authority Building Revenue,
               Texas State Technical College,
               RB, MBIA,
    765,000    6.10%, 8/1/04 ...............   809,630
              Texas Water Resident Finance
               Authority Revenue Refunding,
               RB, AMBAC,
    320,000    4.60%, 8/15/08 ..............   327,549
              Washington County, Washington,
               Health Facilities Development
               Corporation, Trinity Community
               Medical Center, RB, ACA,
    320,000    4.60%, 6/1/02 ...............   323,469
                                          ------------
                                             8,441,008
                                          ------------

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              UTAH--0.41%
              Intermountain Power Agency,
               Utah, Power Supply Revenue, RB,
               Series A, ETM, MBIA,
 $  250,000    6.15%, 7/1/14 ...............$  283,115
              Ogden City, Utah, Housing Finance
               Corporation, Section 8 Assisted
               Project, RB, Series A, FNMA,
    190,000    5.50%, 7/1/05 ...............   192,808
              Salt Lake City, Utah, Industrial
               Development, Hermes Associates
               Project, RB, LOC,
    185,000    5.90%, 9/1/02 ...............   187,248
                                          ------------
                                               663,171
                                          ------------
              VIRGINIA--2.68%
              Alexandria Redevelopment & Housing
               Authority, Multi-Family Housing,
               United Dominion-Parkwood
               Court, RB, AMT,
  2,245,000    6.625%, 5/1/24 .............. 2,289,496
              Suffolk, Virginia, Redevelopment
               and Housing Authority, Multi-Family
               Housing Revenue, Brooke
               Ridge LLC, RB, ACA,
  1,700,000    5.25%, 10/1/18 .............. 1,686,757
              Virginia State Housing Development
               Authority, Multi-Family Mortgage,
               RB, Series A,
     50,000    6.125%, 11/1/09 .............    50,071
              Virginia State, Water & Sewer
               Systems Revenue, RB, Series B,
    275,000    8.70%, 11/1/11 ..............   283,841
                                          ------------
                                             4,310,165
                                          ------------
              WASHINGTON--1.01%
              Washington State Housing Finance
               Authority, Nonprofit Housing
               Revenue, Taxable RB, Series B, ACA,
  1,440,000    6.50%, 7/1/08 ............... 1,516,291
              Washington State Housing Finance,
               Single Family Program, RB,
               Series 4N, GNMA/FNMA,
    100,000    5.55%, 12/1/16 ..............   103,253
                                          ------------
                                             1,619,544
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              WEST VIRGINIA--0.86%
              West Virginia State Board of
               Regents, RB, ETM,
 $  370,000    6.00%, 4/1/04 ...............$  386,321
              West Virginia State, GO,
    150,000    5.25%, 6/1/02 ...............   150,388
              Wheeling, West Virginia,
               Parking Revenue, RB, ETM,
     70,000    7.125%, 3/1/02 ..............    71,118
              Wood County, West Virginia,
               Building Community, Saint
               Joseph's Hospital Parkersburg,
               RB, AMBAC,
               ETM,
    715,000    6.625%, 1/1/06 ..............   772,429
                                          ------------
                                             1,380,256
                                          ------------
              WYOMING--0.25%
              Green River-Sweetwater County,
               Wyoming, Joint Powers Board, RB,
               Series B, FSA,
    360,000    4.50%, 3/1/14 ...............   360,014
              Wyoming State Community
               Development Authority, Single
               Family Mortgage, RB, Series B, AMT,
     45,000    8.00%, 6/1/08 ...............    45,387
                                          ------------
                                               405,401
                                          ------------
TOTAL MUNICIPAL BONDS
   (Cost $153,532,722) ................... 156,557,212
                                          ------------

              TAX-EXEMPT ASSET-BACKED SECURITY--0.18%
              FHA Insured Trust,
               Series 1996-1, Class A-1,
    288,129    6.10%, 11/1/06 ............     291,846
                                          ------------

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              CASH EQUIVALENT--0.38%
              Provident Institutional Municipal
 $  610,586    Cash Fund .................$    610,586
                                          ------------
TOTAL INVESTMENTS
   (Cost $154,430,972)5 .......... 97.90% $157,459,644
OTHER ASSETS IN EXCESS
   OF LIABILITIES ................  2.10     3,378,599
                                   -----  ------------
NET ASSETS .......................100.00% $160,838,243
                                  ======  ============

--------------------------------------------------------------------------------
1 Zero Coupon Bond.
2 Mandatory Put/Tender Security. The mandatory put/tender date is shown as the maturity date on the Schedule of Investments.
3 Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of October 31, 2001.
4 Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
5 Aggregate cost for federal tax purposes is $154,438,849.

Abbreviations:
AMT   --Income from security may be subject to alternative minimum tax.
CMO   --Collateralized Mortgage Obligations
COP   --Certificate of Participation
ETM   --Escrowed to Maturity
GO    --General Obligation
LOC   --Letter of Credit
RB    --Revenue Bond
The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.
ACA   --American Capital Access
AMBAC --AMBAC Indemnity Corp.
BIGI  --Bond Investors Guaranty Insurance
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FNMA  --Federal National Mortgage Association
FSA   --Financial Security Assurance
GIC   --Guaranteed Investment Corp.
GNMA  --Government National Mortgage Association
HUD   --Housing & Urban Development
MBIA  --Municipal Bond Investors Assurance

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES--12.60%
              Aames Mortgage Trust,
               Series 1998-C, Class A4F,
$ 8,120,000    6.268%, 1/15/27 .............$8,499,113
              Chase Manhattan Auto Owner
               Trust, Series 2000-A, Class A4,
 11,710,000    6.26%, 6/15/07 ..............12,439,897
              CNH Equipment Trust,
               Series 2000-A, Class A4,
    771,000    7.34%, 2/15/07 ..............   824,544
              Copelco Capital Funding
               Corp., Series 1999-B, Class A4,
  2,534,000    6.90%, 12/18/04 ............. 2,670,398
              Copelco Capital Funding Corp.,
               Series 2000-A, Class A4,
     33,000    7.22%, 8/18/05 ..............    35,540
              Detroit Edison Securitization
               Funding LLC, Series 2001-1,
               Class A6,
  6,535,000    6.62%, 3/1/16 ............... 7,122,129
              GMAC Mortgage Corporation Loan
               Trust, Series 2001-HE2,
               Class IIA4,
  8,035,000    6.37%, 9/25/31 .............. 8,326,269
              Green Tree Home Improvement
               Loan Trust, Series 1998-D,
               Class HIB1,
  8,037,000    7.70%, 6/15/29 .............. 8,167,077
              Green Tree Home Improvement
               Loan Trust, Series 1998-E,
               Class HIB1,
  3,560,000    7.79%, 2/15/15 .............. 3,633,182
              Green Tree Home Improvement
               Loan Trust, Series 1999-E,
                Class B1,
  5,938,000    10.34%, 3/15/15 ............. 6,262,900
              Heller Equipment Asset
               Receivables Trust, Series 1999-2,
               Class A4,
  2,118,000    6.79%, 3/14/07 .............. 2,115,612
              Honda Auto Receivables Owner
               Trust, Series 2001-3, Class A4,
  2,025,000    3.96%, 2/19/07 .............. 2,045,443
              Household Automotive Trust,
               Series 2000-2, Class A4,
  7,825,000    7.43%, 4/17/07 .............. 8,547,341
              New Century Home Equity Loan
               Trust, Series 1999-NCB, Class A3,
  8,490,000    7.19%, 3/25/26 .............. 8,913,944
              Residential Asset Securities,
               REMIC, Series 2000-KS1, Class AI6,
  1,985,000    7.905%, 2/25/31 ............. 2,170,217

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Ryder Vehicle Lease Trust,
               Series 1999-A, Class A5,
$ 7,791,000    7.13%, 10/15/06 ............$ 8,420,491
              The Money Store Home Equity
               Trust, Series 1997-A, Class A9,
  6,914,197    7.235%, 5/15/28 ............  7,306,059
                                          ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $92,114,710) ..................... 97,500,156
                                          ------------

              CORPORATE OBLIGATIONS--37.28%
              Aetna Inc.,
  6,420,000    6.97%, 8/15/36 .............  6,915,534
              Agfirst Farm Credit Bank,
 16,385,000    8.393%, 12/15/16 ........... 18,364,570
              America West Airlines,
               Series 99-1,
  3,121,015    7.93%, 1/2/19 ..............  3,371,133
              American General Corp., 144A,
  8,785,000    8.125%, 3/15/46 ............  9,939,121
              Archstone Community Trust,
 20,095,000    7.20%, 4/15/03 ............. 21,052,507
              Autopista Del Maipo, 144A,
 10,410,000    7.373%, 6/15/22 ............ 10,982,550
              BAE Systems Asset Trust, 144A:
  9,860,217    7.156%, 12/15/11 ........... 10,539,869
  4,178,069    6.664%, 9/15/13 ............  4,448,884
              BFC Finance, Series 1996-A,
  6,500,000    7.375%, 12/1/17 ............  6,974,370
              Cleveland Electric Illuminating,
  7,587,000    7.43%, 11/1/09 .............  8,151,799
              Columbus Southern Power, MTN,
 12,008,000    6.55%, 6/26/08 ............. 12,576,771
              Conoco Funding Co.,
  3,500,000    5.45%, 10/15/06 ............  3,543,474
              DTE Energy Co.,
  9,009,000    7.05%, 6/1/11 ..............  9,788,378
              Dynex Capital,
  1,667,000    7.875%, 7/15/02 ............  1,707,406
              Eastern Energy, 144A,
  8,060,000    6.75%, 12/1/06 .............  8,666,684
              Energy East Corp.,
    165,000    7.75%, 11/15/03 ............    174,858
              ERAC USA Finance Co., 144A:
  3,850,000    6.375%, 5/15/03 ............  3,939,636
  1,110,000    8.25%, 5/1/05 ..............  1,176,601
              ERAC USA Finance Co., MTN, 144A,
  4,310,000    7.50%, 6/15/03 .............  4,535,512

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              First American Financial,
$ 7,592,000    7.55%, 4/1/28 .............. $6,868,490
              Florida Windstorm,
               Series MBIA, 144A,
  8,720,000    6.85%, 8/25/07 .............  9,439,173
              Ford Motor Credit Co.:
 11,095,000    7.25%, 10/25/11 ............ 11,172,010
  3,850,000    7.45%, 7/16/31 .............  3,599,719
              Health Care Services Corp.,
               144A,
  9,455,000    7.75%, 6/15/11 .............  9,786,880
              ING Capital Funding Trust
               III,2
  2,805,000    8.439%, 12/31/10 ...........  3,182,250
              Jackson National Life
               Insurance, 144A,
  4,749,000    8.15%, 3/15/27 .............  5,175,360
              Kentucky Utility Energy Corp.,
  4,000,000    8.55%, 5/15/27 .............  4,275,872
              Nationwide CSN Trust, 144A,
  9,000,000    9.875%, 2/15/25 ............  9,485,127
              Ohio National Life
               Insurance, 144A,
  3,055,000    8.50%, 5/15/26 .............  3,248,058
              Pemex Finance, Series 2A1,
               Class A2,
 16,929,000    6.55%, 2/15/08 ............. 17,582,459
              PP&L Capital Funding,
               Series MBIA,
 21,001,000    6.79%, 11/22/04 ............ 22,410,314
              Puget Sound Energy,
    599,000    6.74%, 6/15/18 .............    589,790
              Qwest Capital Funding,
  3,945,000    7.25%, 2/15/11 .............  4,040,256
              Security Benefit Life, 144A,
    934,000    8.75%, 5/15/16 .............    966,499
              Security Capital Industrial,
  7,525,000    8.72%, 3/1/09 ..............  8,330,025
              Telefonica Europe BV,
  4,957,000    7.75%, 9/15/10 .............  5,392,433
              TXU Corp., Series J,
  8,990,000    6.375%, 6/15/06 ............  9,358,869
              United Mexican States, MTN,
  3,775,000    8.50%, 2/1/06 ..............  4,029,813
              Washington Mutual Finance,
    805,000    8.25%, 6/15/05 .............    899,271
              Worldcom Inc., 144A,
  1,680,000    7.375%, 1/15/03 ............  1,743,034
                                          ------------
TOTAL CORPORATE OBLIGATIONS
   (Cost $272,132,056) ....................288,425,359
                                          ------------

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              MORTGAGE-BACKED SECURITIES--9.50%
              Access Financial Manufacturing
               Housing Contract Trust,
               Series 1995-1,
               Class A3,
 $  560,445    7.10%, 5/15/21 ............$    586,086
              Associates Manufactured Housing,
               Series 1997-2, Class A5,
  8,230,000    6.675%, 3/15/28 ...........   8,456,502
              Bank of America Mortgage Securities,
               CMO, Series 2000-7, Class A4,
  6,015,000    7.125%, 12/25/30 ..........   6,275,810
              Chase Commercial Mortgage
               Securities Corp., Series 1996-2,
               Class A2,
    815,000    6.90%, 11/19/28 ...........     881,063
              Chase Mortgage Finance, REMIC,
               Series 1994-B, Class A1,
    189,972    6.75%, 2/25/25 ............     190,215
              Citicorp Mortgage Securities, Inc.,
               CMO, Series 1994-3, Class A13,
  3,073,627    6.50%, 2/25/24 ............   3,079,590
              Conseco Finance Securitizations
               Corporation, Series 1999-6,
               Class B1,
  2,793,000    9.20%, 6/1/30 .............   2,890,838
              General Electric Capital Mortgage
               Services, REMIC, Series 1994-10,
               Class A10,
  2,095,650    6.50%, 3/25/24 ............   2,181,090
              Green Tree Financial,
               Series 1996-2, Class A4,
  5,348,000    7.20%, 4/15/27 ............   5,736,756
              Green Tree Financial,
               Series 1996-5, Class A5,
  1,805,290    7.45%, 7/15/27 ............   1,845,226
              Green Tree Financial,
               Series 1997-6, Class B1,
  2,602,000    7.17%, 1/15/29 ............   2,553,448
              Green Tree Financial,
               Series 1998-4, Class B1,
  9,284,000    7.26%, 2/1/30 .............   9,067,958
              JP Morgan Commercial Mortgage
               Finance Corp., Series 1997-C5,
               Class A3,
    595,000    7.088%, 9/15/29 ...........     650,373
              Lehman Brothers Commercial
               Conduit Mortgage Trust,
               Series 1998-C1, Class A2,
  1,390,000    6.40%, 8/18/07 ............   1,477,563

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Merrill Lynch Mortgage Investors,
               Series 1990-C, Class B,
$ 5,204,699    9.70%, 6/15/10 ............$  5,235,602
              NYC Mortgage Loan Trust,
               Series 1996, Class A3, 144A,
  7,065,000    6.75%, 9/25/19 ............   7,482,113
              Oakwood Mortgage Investors,
               Series 2000-A, Class M1,
  1,607,000    8.30%, 4/15/30 ............   1,763,277
              Oakwood Mortgage Investors,
               Series 2000-A, Class M2,
  2,290,000    8.25%, 4/15/30 ............   2,442,521
              Prudential Home Mortgage
               Securities, REMIC, Series 1994-12,
               Class A7,
  3,054,000    6.05%, 4/25/24 ............   2,909,821
              Vanderbilt Mortgage Finance,
               Series 2000-C, Class A3,
  4,426,000    7.55%, 7/7/17 .............   4,841,637
              Wells Fargo Mortgage Backed
               Securities Trust, Series 2001-1,
               Class A1,
  1,741,930    7.00%, 2/25/31 ............   1,789,189
              Wells Fargo Mortgage Backed
               Securities Trust, Series 2001-15,
               Class 1A2,
  1,100,000    6.50%, 7/25/31 ............   1,140,051
                                          ------------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $69,583,743) ....................  73,476,729
                                          ------------

              TAXABLE MUNICIPAL BONDS--7.41%
              Allegheny County, Pennsylvania,
               Residential Finance Authority,
               RB, FHA,1
  5,485,000    0.00%, 8/1/28 .............     801,688
              Arkansas State, Financial
               Development Authority, CMO,
               Series A, Class 4, FSA,1
    410,000    0.00%, 7/10/14 ............     191,478
              Atlanta, Georgia, Urban
               Residential Finance Authority,1
    929,123    0.00%, 4/1/22 .............     929,123
              Atlanta, Georgia, Urban
               Residential Finance Authority,
               RB, FNMA,1
  2,865,000    0.00%, 10/1/16 ............     917,172
              Baltimore, Maryland, Public
               Improvements, Series B,
               GO, FGIC,
  1,535,000    8.70%, 10/15/15 ...........   1,730,452
              Belmont, California,
               Redevelopment Agency,
               Tax Allocation Bond, MBIA,
    735,000    7.55%, 8/1/11 .............     806,560

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              California State, Housing
               Finance Agency, Single Family
               Mortgage, Issue A-1, RB, AMBAC,
$ 2,900,000    7.90%, 8/1/07 .............$  3,003,965
              California State, Housing
               Finance Authority, Single Family
               Mortgage, Mezzanine-Issue A-1, RB,
               AMBAC/ FHA,
  1,130,000    8.24%, 8/1/14 .............   1,209,100
              Cameron County, Texas, Housing
               Finance Corporation, RB,
               Series A, Class 1B, FGIC,
    265,209    10.21%, 9/1/10 ............     266,480
              Cameron County, Texas, Housing
               Finance Corporation, Series A,
               Class 1C, FGIC,
    775,000    10.45%, 9/1/11 ............     837,798
              Chattahoochee Valley, Alabama,
               Water Supply, RB, Asset Guaranty,
    165,000    8.60%, 10/1/07 ............     185,655
              Connecticut State, Health &
               Education Authority, Sheriden
               Woods Center Project, RB:
  1,230,000    7.95%, 11/1/05 ............   1,343,787
    945,000    8.73%, 11/1/17 ............   1,142,741
              Contra Costa County, California,
               Multi-Family Housing Revenue,
               Willow Pass Apartments, RB, Series
               D-T, FNMA,
  1,890,000    6.80%, 12/1/15 ............   2,005,762
              Dade County, Florida, Aviation
               Revenue, RB, Series C, AMBAC,
    760,000    8.65%, 10/1/03 ............     838,766
              Fulton, Missouri, GO, MBIA,
    680,000    7.50%, 7/1/07 .............     749,435
              Harrisburg, Pennsylvania, Resource
               Recovery Authority, RB,
               Series B, ETM,
    180,000    6.875%, 9/1/03 ............     188,651
              Idaho State, Sand Creek Associates
               Ltd Partnership, Multi-Family
               Housing Revenue, RB, Hud Section
               8,
  3,350,000    8.25%, 12/1/18 ............   3,533,479
              Idaho State, Water Reserves Board,
               Fall River Rural Electric,
  5,135,000    9.50%, 4/1/13 .............   5,523,411
              Kanawha & Putnam County, West
               Virginia, RB, AMBAC,1
    540,000    0.00%, 12/1/16 ............     191,894

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Lake Mills, Iowa, Investors
               Ltd, RB, 144A, Series 1995:
 $  360,000    7.60%, 11/1/01 ............$    360,000
    385,000    7.75%, 11/1/02 ............     400,038
    410,000    7.85%, 11/1/03 ............     438,265
    410,000    7.85%, 11/1/04 ............     442,784
    450,000    7.90%, 11/1/05 ............     482,125
    590,000    8.00%, 11/1/06 ............     627,099
    610,000    8.00%, 11/1/07 ............     644,099
              Long Beach, California, RB,
               Series A,
  2,905,000    9.50%, 1/1/23 .............   3,023,466
              Manatee County, Florida,
               Housing Finance Authority,
               RB, GNMA,
    195,000    7.30%, 11/1/12 ............     195,000
              Mississippi State, Single Family
               Home Corporation, RB, Series D,
               Class 3, GNMA / FNMA,
  2,127,892    7.75%, 7/1/24 .............   2,342,703
              New Mexico State, Mortgage
               Finance Authority, Single Family
               Mortgage Program, RB, GNMA / FNMA /
               FHLMC,
  2,080,000    7.43%, 7/1/29 .............   2,203,989
              New Orleans, Louisiana, Home
               Mortgage Authority, Single Family
               Mortgage, RB, Series A, MBIA,1
    925,000    0.00%, 10/1/15 ............     261,497
              New York City, New York, GO,
               Pre-Refunded @ 102,1,2
    195,000    0.00%, 11/15/01 ...........     198,622
              New York City, New York, GO,
               Series F, Pre-Refunded @ 102,2
    470,000    10.50%, 11/15/01 ..........     480,787
              New York City, New York,
               Industrial Development Agency,
               Civic Facilities Revenue, RB,
               Series B,
               MBIA,
    915,000    8.10%, 9/1/06 .............   1,010,553
              New York State, Housing Finance
               Agency, Multi-Family Housing,
               RB, FHA,
  2,435,000    8.11%, 11/15/38 ...........   2,758,733
              North Miami, Florida,
               Pension Funding Project, RB, FSA:
    210,000    6.85%, 7/1/05 .............     229,310
    135,000    7.00%, 1/1/08 .............     151,367
              Oklahoma City, Oklahoma,
               Airport Trust, RB, 17Th Series,
    820,000    8.30%, 10/1/12 ............     861,271
              Oklahoma City, Oklahoma,
               Airport Trusts, Federal Bureau
               Prisons Project, RB,
  2,224,000    9.80%, 11/1/14 ............   2,856,239

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Oklahoma County, Oklahoma,
               Single Family Home Finance
               Authority, RB, Series B,1
$ 2,830,000    0.00%, 7/1/12 .............$  1,147,480
              Panhandle, Texas, Regional
               Housing Finance Corporation,
               Single Family Mortgage
               Revenue, RB,1
    630,000    0.00%, 10/1/11 ............     273,666
              Pima & Maricopa Counties, Arizona,
               Industrial Development Authority,
               Bulk Sale Program, RB, FNMA,
    295,000    6.50%, 1/1/06 .............     310,169
              Sedwick & Shawnee Counties, Kansas,
               Single Family Revenue,
               Mortgage Backed Second Program,
               RB, Series A-3, GNMA:
    745,000    6.52%, 12/1/12 ............     752,443
  3,515,000    8.375%, 6/1/18 ............   3,750,681
              Southwestern Illinois, Development
               Authority, Solid Waste Disposal,
               RB, 144A,
    275,000    6.90%, 2/1/03 .............     283,080
              Southwestern Illinois, Developmental
               Sports Authority, Gateway
               International Motorsports, RB,
               144A:
  1,844,000    9.20%, 2/1/13 .............   2,203,598
  1,639,000    9.25%, 2/1/17 .............   2,046,472
              Tarrant County, Texas, Housing
               Finance Corporation, RB, MBIA,
    155,000    6.65%, 7/15/16 ............     155,000
              Tucson & Pima County, Arizona,
               Industrial Development Authority,
               Single Family Mortgage Revenue,
               RB, Series A,
     15,000    8.00%, 2/1/14 .............      15,047
              Utah State, Housing Finance Agency,
               Single Family Mortgage,
               Series D-1, RB, FHA,
     45,000    9.85%, 7/1/10 .............      45,508
                                          ------------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $53,954,912) ....................  57,348,488
                                          ------------

              US GOVERNMENT MORTGAGE BACKED OBLIGATIONS--20.06%
              Fanniemae-Aces, Series 1998-M1,
               Class A2,
  8,202,000    6.25%, 1/25/08 ............   8,659,124
              Federal Home Loan Mortgage Corp.,
               CMO, Series 2157, Class PE,
  4,485,000    6.00%, 8/15/27 ............   4,589,276
              Federal Home Loan Mortgage Corp.,
               CMO, Series 2288, Class VA,
  7,648,987    6.50%, 11/15/11 ...........   8,040,080

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Federal Home Loan Mortgage Corp.,
               CMO, Series 2368, Class TG,
$14,752,403    6.00%, 10/15/16 ...........$  15,206,500
              Federal Home Loan Mortgage Corp.,
               Gold, Pool C31226,
    104,675    6.50%, 9/1/29 .............     108,313
              Federal Home Loan Mortgage Corp.,
               REMIC, Series 1496, Class KB,
  1,603,000    6.50%, 5/15/08 ............   1,676,097
              Federal Home Loan Mortgage Corp.,
               REMIC, Series 1562, Class J,
  7,915,000    7.00%, 5/15/10 ............   8,392,506
              Federal Home Loan Mortgage Corp.,
               REMIC, Series 2136, Class BD,
  5,882,017    6.50%, 12/15/26 ...........   6,088,594
              Federal National Mortgage Association,
               CMO, Series 1998-36, Class J,
 11,798,000    6.00%, 7/18/28 ............  12,177,781
              Federal National Mortgage Association,
               CMO, Series 1998-46, Class GV,
  7,126,177    6.50%, 5/18/09 ............   7,443,577
              Federal National Mortgage Association,
               CMO, Series 2001-51, Class QU,
 17,050,000    6.00%, 5/25/13 ............  17,817,250
              FederalNational Mortgage Association,
               CMO, Series 2001-64, Class PQ,
  1,024,000    6.00%, 10/25/16 ...........   1,052,960
              Federal National Mortgage
               Association, Gold Pool #535804,
  5,384,030    7.50%, 10/1/11 ............   5,708,128
              Federal National Mortgage Association,
               Gold Pool #E62107,
    981,409    7.50%, 2/1/10 .............   1,035,534
              Federal National Mortgage Association,
               Gold Pool #E64408,
  1,104,911    7.50%, 12/1/10 ............   1,165,846
              Federal National Mortgage Association,
               Pool #190299,
  8,087,727    6.50%, 5/1/28 .............   8,350,329
              Federal National Mortgage Association,
               Pool #252093,
  5,908,221    6.50%, 11/2/28 ............   6,100,056

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Federal National Mortgage Association,
               Pool #303387,
 $  168,369    8.00%, 7/1/02 .............$    169,321
              Federal National Mortgage Association,
               Pool #419597,
    522,542    6.00%, 8/1/28 .............     530,570
              Federal National Mortgage Association,
               Pool #457215,
  1,405,043    7.50%, 8/1/13 .............   1,489,622
              Federal National Mortgage Association,
               Pool #535811,
  6,361,209    6.50%, 4/1/31 .............   6,550,853
              Federal National Mortgage Association,
               Pool #564235,
  7,169,889    9.00%, 11/1/30 ............   7,618,971
              Federal National Mortgage Association,
               REMIC, Series 1994-92, Class DE,
  4,787,556    7.50%, 7/25/07 ............   4,961,727
              Federal National Mortgage Association,
               REMIC, Series 1995-2, Class H,
  5,026,534    8.50%, 6/25/10 ............   5,079,112
              Federal National Mortgage Association,
               REMIC, Series G93-31, Class G,
    940,804    7.00%, 1/25/03 ............     951,577
              Federal National Mortgage Association,
               Series 1995-M2,
               Class C,
    293,681    6.80%, 5/25/28 ............     296,721
              Federal National Mortgage Association,
               Series 1997-M2,
               Class B,
  4,113,610    7.41%, 2/17/08 ............   4,225,370
              Federal National Mortgage Association,
               Series 2001-48,
               Class PA,
  4,000,000    6.00%, 9/25/13 ............   4,134,000
              FNCI, Pool #587906,
  3,754,574    6.00%, 7/25/16 ............   3,859,702
              Government National Mortgage
               Association, Pool #506242,
  1,594,575    8.00%, 6/15/30 ............   1,688,729
                                          ------------
TOTAL US GOVERNMENT MORTGAGE
   BACKED OBLIGATIONS
   (Cost $148,116,103) ................... 155,168,226
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              US TREASURY OBLIGATIONS--11.38%
              US Treasury Bond:
$44,274,000    8.125%, 8/15/19 ...........$  60,461,681
  2,400,000    6.00%, 2/15/26 ............   2,696,626
    104,000    6.25%, 5/15/30 ............     123,963
              US Treasury Note:
  5,888,000    5.875%, 11/15/04 ..........   6,380,661
  2,364,000    6.125%, 8/15/07 ...........   2,645,649
 13,999,000    6.00%, 8/15/09 ............  15,725,357
                                          ------------
TOTAL US TREASURY OBLIGATIONS
   (Cost $82,490,623) ....................  88,033,937
                                          ------------
              CASHEQUIVALENT--0.97%
  7,504,808    SEI Government Fund .......   7,504,808
                                          ------------
TOTAL INVESTMENTS
   (Cost $725,896,955)3 .......... 99.20% $767,457,703
OTHER ASSETS IN EXCESS
   OF LIABILITIES ................  0.80     6,222,815
                                  ------  ------------
NET ASSETS .......................100.00% $773,680,518
                                  ======  ============

--------------------------------------------------------------------------------
1 Zero Coupon Bond.
2 Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
3 Aggregate cost for federal tax purposes is $726,214,842.

Abbreviations:
CMO  --Collateralized Mortgage Obligations
ETM  --Escrowed to Maturity
GO   --General Obligation
MTN  --Medium Term Note
REMIC--Real Estate Mortgage Investment Conduit
RB   --Revenue Bond
The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.
AMBAC--American Municipal Bond Assurance Corporation
FGIC --Financial Guaranty Insurance Company
FHA  --Federal Housing Administration
FHLMC--Federal Home Loan Mortgage Corporation
FNMA --Federal National Mortgage Association
FSA  --Financial Security Assurance
GNMA --Government National Mortgage Association
MBIA --Municipal Bond Investors Assurance
144A --Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 13% of net assets at period end.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES--15.57%
              Advanta Mortgage Loan Trust,
               Series 1993-4, Class A-1,
 $   47,255    5.50%, 3/25/10 ............. $   47,873
              Chevy Chase Auto Receivables Trust,
               Series 1998-1, Class A,
    264,786    5.97%, 10/20/04 ............    268,814
              CNH Equipment Trust, Series 2000-B,
               Class A4,
  1,360,000    6.95%, 9/15/07 .............  1,462,763
              Contimortgage Home Equity Loan
               Trust, Series 1994-4, Class A4,
    163,025    8.39%, 11/15/18 ............    162,860
              Contimortgage Home Equity Loan
               Trust, Series 1996-2, Class A7,
    417,486    7.60%, 2/15/15 .............    432,030
              Contimortgage Home Equity Loan
               Trust, Series 1996-3, Class A7,
    650,000    8.04%, 9/15/27 .............    681,288
              Contimortgage Home Equity Loan
               Trust, Series 1998-1, Class A4,
     40,575    6.28%, 1/15/13 .............     40,575
              Contimortgage Home Equity Loan
               Trust, Series 1998-1, Class A5,
    267,671    6.43%, 4/15/16 .............    271,888
              Delta Funding Home Equity Loan
               Trust, Series 1999-2, Class A3F,
    500,000    6.58%, 5/15/25 .............    517,056
              EQCC Home Equity Loan Trust,
               Series 1998-2, Class A3F,
    373,330    6.229%, 3/15/13 ............    379,434
              First Sierra Receivables,
               Series 1996-2, Class A,
    261,761    6.29%, 11/10/04 ............    262,729
              Ford Credit Auto Owner Trust,
               Series 2001-E, Class A4,
    640,000    4.01%, 3/15/06 .............    645,924
              IMC Home Equity Loan Trust,
               Series 1996-1, Class A5,
     18,640    6.29%, 12/25/13 ............     18,609
              John Deere Owner Trust,
               Series 1999-A, Class A3,
    217,421    5.94%, 10/15/02 ............    218,482
              Residential Asset Securities
               Corp., Series 1999-KS2, Class AI3,
    245,051    6.60%, 6/25/20 .............    245,966
              Saxon Asset Securities Trust,
               Series 2000-1, Class AF1,
     13,660    7.585%, 12/25/14 ...........     13,664

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              The Money Store Home Equity Trust,
               Series 1996-D, Class A13,
 $   42,681    6.635%, 9/15/14 .............$   42,724
              Union Acceptance Corp.,
               Series 1999-B, Class A3,
    237,358    5.84%, 1/8/04 ...............   238,589
                                            ----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $5,816,505) ....................... 5,951,268
                                            ----------

              CORPORATE OBLIGATIONS--9.42%
              Appalachian Power Co.,
  1,000,000    7.38%, 8/15/02 .............. 1,002,988
              Citigroup Inc.,
    195,000    5.75%, 5/10/06 ..............   204,467
              ERAC USA Finance, 144A,
    350,000    6.375%, 5/15/03 .............   358,149
              Florida Residential Property &
               Casualty Insurance, Series A,
               MBIA, 144A,
    325,000    7.375%, 7/1/03 ..............   345,889
              Lehman Brothers, Inc.,
    250,000    7.50%, 8/1/26 ...............   266,193
              Midland Funding I,
    181,781    10.33%, 7/23/02 .............   183,788
              Reliant Energy Finance, Co. II, 144A,
    135,000    7.40%, 11/15/02 .............   139,908
              Simon Property Group Inc., 144A,
  1,000,000    7.05%, 4/1/03 ............... 1,046,743
              Wellsford Residential,
     50,000    9.375%, 2/1/02 ..............    50,730
                                            ----------
TOTAL CORPORATE OBLIGATIONS
   (Cost $3,496,494) ....................... 3,598,855
                                            ----------

              MORTGAGE-BACKED SECURITIES--21.99%
              Bank of America Mortgage
               Securities, CMO, Series 2001-1,
               Class A1,
    984,021    7.25%, 2/25/31 .............. 1,006,938
              Cendant Mortgage Corp., CMO,
               Series 2000-9, Class A1,
  1,729,295    7.50%, 12/26/30 ............. 1,779,825
              Chase Mortgage Finance Corp.,
               CMO, Series 1994-B, Class A1,
    196,213    6.75%, 2/25/25 ..............   196,464
              Conseco Finance Securitizations
               Corp., Series 2000-2, Class A2,
    260,000    7.98%, 12/1/30 ..............   271,617
              General Electric Capital Mortgage
               Services, Inc., CMO,
               Series 1998-12, Class 1A1,
    225,274    6.50%, 7/25/28 ..............   228,980

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Green Tree Financial Corp.,
               Series 1996-5, Class A5,
 $  265,484    7.45%, 7/15/27 ..............$  271,357
              Green Tree Financial Corp.,
               Series 1999-2, Class A2,
    340,172    5.84%, 12/1/30 ..............   345,329
              Greenpoint Manufactured Housing,
               Series 1999-1, Class A2,
    486,960    6.01%, 8/15/15 ..............   501,497
              Independent National Mortgage
               Corp., CMO, Series 1996-B,
               Class A1,
    151,132    6.625%, 3/25/11 .............   151,456
              Oakwood Mortgage Investors Inc.,
               Series 1999-A, Class A2,
    125,162    5.89%, 4/15/29 ..............   128,386
              Prudential Securities Financial
               Asset Funding Corporation,
               Series 1993-4, Class A4,
    115,420    6.83%, 9/25/09 ..............   115,431
              Residential Accredit Loans, CMO,
               Series 1997-QS6, Class A4,
    500,000    7.50%, 6/25/12 ..............   512,800
              Residential Accredit Loans, CMO,
               Series 1998-QS1, Class A2,
    406,724    7.00%, 1/25/28 ..............   407,895
              Residential Accredit Loans, Inc.,
               CMO, Series 1997-QS8, Class A9,
    168,647    7.375%, 8/25/27 .............   168,156
              Residential Asset Securitization
               Trust, CMO, Series 1997-A3,
               Class A4,
    994,403    7.75%, 5/25/27 ..............   998,809
              Residential Asset Securitization
               Trust, CMO, Series 1998-A8,
               Class A3,
    170,553    6.75%, 8/25/28 ..............   170,359
              Residential Asset Securitization
               Trust, CMO, Series 2000-A3,
               Class A2,
    151,988    8.00%, 5/25/30 ..............   154,961
              Residential Funding Mortgage
               Section I, CMO, Series 1999-S21,
               Class A7,
    451,557    7.00%, 9/25/10 ..............   470,287
              Residential Funding Mortgage
               Section I, CMO, Series 1997-S12,
               Class A12,
    411,433    6.75%, 8/25/27 ..............   413,729
              Residential Funding Mortgage
               Section I, CMO, Series 1998-S2,
               Class A7,
    111,429    6.50%, 1/25/28 ..............   111,449
                                            ----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $8,342,054) ....................... 8,405,725
                                            ----------

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              TAXABLE MUNICIPAL BONDS--25.44%
              Alaska State Financial Corporation,
               RB, Series C, MBIA / FHA,
 $   45,000    7.40%, 1/1/02 ...............$   45,334
              Bexar County, Texas, Housing
               Finance Corp., Multi Family
               Housing Revenue, Doral Club & Sutton
               House Apt.--B, RB, MBIA,
    920,000    6.00%, 10/1/05 ..............   920,000
              Bridgeport, Connecticut, GO,
               Series B, AMBAC,
    195,000    7.10%, 9/1/02 ...............   201,848
              Elmwood Park, Illinois, GO, AMBAC,
    350,000    6.80%, 1/1/05 ...............   369,600
              Erie County, New York,  Water
               Authority, Pre-Refunded-
               Taxable-4th, RB, AMBAC, ETM,2
      5,000    5.875%, 12/1/03 .............     5,284
              Erie County, New York, Water
               Authority, RB, AMBAC,
     45,000    5.875%, 12/1/03 .............    47,256
              Erie County, New York, Water
               Authority, Unrefunded Balance-
               Taxable-4th, RB, AMBAC,
     90,000    5.875%, 12/1/03 .............    95,017
              Fresno, California, Multi-Family
               Housing Authority, Woodlands
               Apartments Project, RB, GNMA,
    105,000    7.25%, 11/20/02 .............   107,572
              Harris County, Texas, Housing
               Finance Corporation, Single
               Family Mortgage Revenue, Series A,
  1,250,000    7.75%, 9/1/14 ............... 1,266,262
              Hazelwood, Missouri, Industrial
               Development Authority, Multi-
               family Housing Revenue, Taxable-
               Reference GNMA Lakes Apts. B, RB,
               GNMA Coll.,
    625,000    7.30%, 3/20/06 ..............   693,125
              Illinois State Health Facilities
               Authority, RB, Series C, MBIA,
    361,000    10.30%, 8/15/03 .............   363,061
              Kansas City, Missouri, Industrial
               Development Authority, Hilltop
               Village Apartments, RB, Series
               B, FNMA,
     35,000    6.70%, 10/1/02 ..............    35,846
              Longview, Washington, Pre-Refunded,
               GO, Series B,  AMBAC,2
    125,000    7.10%, 12/1/01 ..............   125,463

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Longview, Washington, Pre-Refunded,
               GO, Series B, AMBAC,2
 $  115,000    7.00%, 12/1/01 ..............$  115,416
              Massachusetts State, Industrial
               Finance Agency, Briscoe Housing
               Assistance, Series B, FHA,
    645,000    7.10%, 2/1/12 ...............   692,962
              Minneapolis & St. Paul, Minnesota,
               Metropolitan Apartments Community,
               RB, Series 9,
  1,000,000    8.95%, 1/1/22 ............... 1,052,790
              New Jersey Economic Development
               Authority State Contract, RB,
               Series B,
  1,250,000    7.80%, 3/15/07 .............. 1,309,288
              New York, New York, GO,
               Pre-Refunded @102,1,2
     95,000    0.00%, 11/15/01 .............    96,833
              Oak Ridge, Tennessee, Industrial
               Development Board, The Gardens,
               Series B, RB, GNMA,
    300,000    6.15%, 8/20/03 ..............   310,752
              Ohio Capital Housing Mortgage
               Corporation, Bella Vista, RB, FHA,
    160,000    6.30%, 2/1/03 ...............   161,174
              Ohio Housing Financial Agency,
               Ravenwood Project, RB, FHA,
     95,000    6.125%, 3/1/04 ..............    99,414
              Oklahoma Housing Finance Agency,
               Single Family Mortgage, RB, MBIA,
     10,000    8.70%, 9/1/13 ...............    10,168
              Prince Georges County, Maryland,
               Housing Authority, Foxglenn
               Project, RB, GNMA,
    170,000    6.25%, 11/20/04 .............   170,389
              Rockford, Illinois, RB, Series B,
               MBIA,
     30,000    7.45%, 1/1/03 ...............    30,225
              Sedgwick & Shawnee Counties,
               Kansas, Single Family Mortgage,
               RB, GNMA,
    250,000    8.375%, 6/1/18 ..............   266,763
              Shawnee, Kansas, Multi-Family
               Housing, Haverford West Apartments,
               RB, Series B, FNMA,
     25,000    6.75%, 6/1/02 ...............    25,346
              Southeast Texas, Housing Finance
               Corporation, RB (A),1
  2,065,000    0.00%, 9/1/17 ...............   614,730
              Spokane, Washington, Elderly
               Housing Authority, Cheney Care
               Center, RB, Series B, GNMA,
     75,000    6.125%, 2/20/04 .............    77,735

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Tarrant County, Texas, Health
               Facilities Development Corporation,
               South Central Project, RB, MBIA
               / FHA,
 $  135,000    6.75%, 1/1/37 ...............$  138,162
              Tarrant County, Texas, Housing
               Financial Corporation, Series B,
               RB, FNMA,
     70,000    6.55%, 9/1/02 ...............    72,174
              Unicoi County, Tennessee, Health
               Educational & Housing Facility
               Board, First Mortgage Revenue,
               Erwin Health Care Center, RB, GNMA,
    185,000    6.70%, 9/20/05 ..............   198,868
                                            ----------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $9,559,099) ....................... 9,718,857
                                            ----------
              US GOVERNMENT MORTGAGE BACKED OBLIGATIONS--6.98%
              Fanniemae Whole Loan, Series 1996-W1,
               Class A4,
     43,676    6.95%, 3/25/26 ..............    43,917
              Federal Home Loan Mortgage
               Corporation, Series 128, Class I,
     88,640    6.50%, 2/15/21 ..............    90,906
              Federal National Mortgage
               Association, Pool #250314,
    152,449    7.50%, 7/1/02 ...............   156,034
              Federal National Mortgage
               Association, Pool #560912,
    394,271    9.50%, 10/1/30 ..............   421,990
              Federal National Mortgage
               Association, Pool #564319,
    264,763    9.50%, 11/1/30 ..............   283,378
              Federal National Mortgage
               Association, Series 1995-M2,
               Class C,
    374,559    6.80%, 5/25/28 ..............   378,436
              Federal National Mortgage
               Association, Series 1997-27,
               Class B,
     20,496    7.00%, 2/18/25 ..............    20,475
              Vendee Mortgage Trust, CMO,
               Series 1996-3, Class 2E,
    700,000    7.75%, 7/15/21 ..............   739,340
              Vendee Mortgage Trust, CMO,
               Series 1997-2, Class D,
    500,000    7.50%, 12/15/18 .............   513,625
              Vendee Mortgage Trust,
               Series 1994-2, Class 3E,
     19,793    6.50%, 6/15/14 ..............    19,778
                                            ----------
TOTAL US GOVERNMENT MORTGAGE
   BACKED OBLIGATIONS
   (Cost $2,617,944) ....................... 2,667,879
                                            ----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Short-Term Fixed Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              US TREASURY OBLIGATION--7.33%
              US Treasury Note,
$ 2,700,000    5.75%, 10/31/02 .............$2,799,036
                                            ----------
TOTAL US TREASURY OBLIGATION
   (Cost $2,788,109) ....................... 2,799,036
                                            ----------
              REPURCHASE AGREEMENT--9.96%
              Tri Party Repurchase Agreement
               with SEI, dated 10/31/01, 2.57%,
               principal and interest in the
               amount of $3,806,460, due 11/1/01,
               (collateralized by Freddie Mac
               Discount Note, par value of $3,890,000,
               coupon rate of 0.00%, due
               11/16/01 with a
  3,806,192    market value of $3,886,110) . 3,806,192
                                            ----------

              CASHEQUIVALENTS--4.95%
  1,890,000   SEI Government Fund .......... 1,890,000
                                            ----------
TOTAL INVESTMENTS
   (Cost $38,316,397)3 ...........101.64%  $38,837,812
LIABILITIES IN EXCESS OF
   OTHER ASSETS .................. (1.64)     (628,464)
                                  ------   -----------
NET ASSETS .......................100.00%  $38,209,348
                                  ======   ===========

--------------------------------------------------------------------------------
1 Zero Coupon Bond.
2 Pre-Refunded Security. The pre-refunded date is shown as the maturity date on the Schedule of Investments.
3 Aggregate cost for federal tax purposes is $38,325,353

Abbreviations:
CMO  --Collateralized Mortgage Obligations
GO   --General Obligation
RB   --Revenue Bond
The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments.
AMBAC--American Municipal Bond Assurance Corporation
FHA  --Federal Housing Administration
FNMA --Federal National Mortgage Association
GNMA --Government National Mortgage Association
MBIA --Municipal Bond Investors Assurance
144A --Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 5% of net assets at period end.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
   AMOUNT 4   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              CORPORATE OBLIGATIONS--91.77%
              AUTOMOTIVE--1.61%
              Autonation Inc., 144A,
$ 1,750,000    9.00%, 8/1/08 ..............$ 1,723,750
              Dana Corp., 144A,
  1,195,000    9.00%, 8/15/11 .............    912,160
              Ford Motor Co.,
e   665,000    7.45%, 7/16/31 .............    621,769
              MascoTech, Inc.,
  1,515,000    4.50%, 12/15/03 ............  1,242,300
              RJ Tower Corp.,
e 1,525,000    9.25%, 8/1/10 ..............  1,153,752
                                          ------------
                                             5,653,731
                                          ------------
              BROADCASTING--1.73%
              Antenna TV SA,
  6,470,000    9.00%, 8/1/07 ..............  5,564,200
              Emmis Escrow Corp.,1
    935,000    0.00%, 3/15/11 .............    523,600
                                          ------------
                                             6,087,800
                                          ------------
              BUILDING MATERIALS--0.60%
              Dayton Superior Corp.,
  2,140,000    13.00%, 6/15/09 ............  2,115,925
                                          ------------
              CABLE (DOMESTIC)--5.72%
              Adelphia Communications:
    655,000    8.75%, 10/1/07 .............    596,050
  3,240,000    8.375%, 2/1/08 .............  2,867,400
  4,705,000    7.75%, 1/15/09 .............  3,987,487
              Charter Communications
                Holdings, LLC:
  2,815,000    8.25%, 4/1/07 ..............  2,688,325
  2,750,000    0.00%, 1/15/11 .............  1,766,875
  1,195,000    0.00%, 5/15/11 .............    719,988
              CSC Holdings Inc.,
  1,245,000    7.625%, 4/1/11 .............  1,258,721
              Insight Communications,1
  1,795,000    0.00%, 2/15/11 .............    996,225
              James Cable Partners LP,
  2,680,000    10.75%, 8/15/04 ............  2,144,000
              Mediacom LLC,
  3,260,000    7.875%, 2/15/11 ............  3,048,100
                                          ------------
                                            20,073,171
                                          ------------
              CABLE (INTERNATIONAL)--1.49%
              Cable Satisfaction International,
    780,000    12.75%, 3/1/10 .............    325,650
              Cablevision SA,
  1,465,000    13.75%, 4/30/07 ............    498,100

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Callahan Nordrhein-Westfalen GmbH:
$ 2,755,000    14.00%, 7/15/10 ............ $1,818,300
    750,000    14.125%, 7/15/11 ...........    452,584
              eKabel Hessen GmbH,
 e  810,000    14.50%, 9/1/10 .............    437,400
              Innova S. de R.L.,
  1,925,000    12.875%, 4/1/07 ............  1,636,284
              Supercanal Holdings SA,3
  1,600,000    11.50%, 5/15/05 ............     80,000
                                          ------------
                                             5,248,318
                                          ------------
              COMMODITY & FERTILIZER--5.48%
              Acetex Corp., 144A,
  1,685,000    10.875%, 8/1/09 ............  1,558,625
              Equistar Chemicals LP,
  8,745,000    8.75%, 2/15/09 .............  7,560,105
              Equistar Chemicals LP, 144A,
  1,000,000    10.125%, 9/1/08 ............    925,000
              IMC Global Inc., 144A,
  2,520,000    10.875%, 6/1/08 ............  2,583,000
              Millennium America Inc.:
  2,630,000    7.00%, 11/15/06 ............  2,367,250
  3,205,000    9.25%, 6/15/08 .............  2,996,675
  1,725,000    7.625%, 11/15/26 ...........  1,236,783
                                          ------------
                                            19,227,438
                                          ------------
              CONSUMER DURABLES--0.18%
              Briggs & Stratton Corp.,
    600,000    8.875%, 3/15/11 ............    619,500
                                          ------------
              CONSUMER NON-DURABLES--1.97%
              Armkel LLC, 144A,
  1,400,000    9.50%, 8/15/09 .............  1,463,000
              Dial Corp.,
    915,000    7.00%, 8/15/06 .............    935,581
              Elizabeth Arden, Inc.,
  1,470,000    11.75%, 2/1/11 .............  1,392,825
              Icon Health & Fitness, 144A,
  1,540,000    12.00%, 9/27/05 ............  1,353,275
              Playtex Products Inc.,
    730,000    9.375%, 6/1/11 .............    762,850
              Samsonite Corp.,
  1,475,000    10.75%, 6/15/08 ............  1,010,375
                                          ------------
                                             6,917,906
                                          ------------
              DIVERSIFIED MEDIA--3.98%
              CanWest Media Inc., 144A,
    835,000    10.625%, 5/15/11 ...........    876,750
              Cinemark USA Inc.,
  1,150,000    9.625%, 8/1/08 .............    989,000
              Fox Family Worldwide Inc.,1
  8,080,000    0.00%, 11/1/07 .............  8,080,000
              Nextmedia Operating Inc., 144A,
  1,190,000    10.75%, 7/1/11 .............  1,190,000

See Notes to Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
   AMOUNT 4   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Quebecor Media Inc.,
$ 2,060,000    11.125%, 7/15/11 ........... $2,152,700
              Yell Finance BV,1
  1,260,000    0.00%, 8/1/11 ..............    693,000
                                          ------------
                                            13,981,450
                                          ------------
              ENERGY--OTHER ENERGY--1.20%
              Conproca SA de CV,
  1,275,000    12.00%, 6/16/10 ............  1,440,750
              Hurricane Hydrocarbons,
  1,470,000    12.00%, 8/4/06 .............  1,352,400
              Pemex Project Funding Master Trust,
  1,350,000    9.125%, 10/13/10 ...........  1,417,500
                                          ------------
                                             4,210,650
                                          ------------
              ENERGY--SERVICE & EQUIPMENT--0.79%
              Hanover Equipment Trust, 144A,
    660,000    8.75%, 9/1/11 ..............    686,400
              Pride International, Inc.,
  1,940,000    10.00%, 6/1/09 .............  2,075,800
                                          ------------
                                             2,762,200
                                          ------------
              ENVIRONMENTAL SERVICES--0.72%
              Allied Waste North America:
  1,885,000    7.625%, 1/1/06 .............  1,889,713
    620,000    10.00%, 8/1/09 .............    627,750
                                          ------------
                                             2,517,463
                                          ------------
              EXPLORATION & PRODUCTION--3.05%
              Belco Oil & Gas Corp.,
  1,360,000    8.875%, 9/15/07 ............  1,387,200
              Forest Oil Corp.,
    645,000    8.00%, 6/15/08 .............    651,450
              Pioneer Natural Resources Co.:
  4,425,000    8.25%, 8/15/07 .............  4,649,374
  3,180,000    6.50%, 1/15/08 .............  3,063,377
              RAM Energy, Inc.,
  1,060,000    11.50%, 2/15/08 ............    964,600
                                          ------------
                                            10,716,001
                                          ------------
              FINANCIAL--0.38%
              LaBranche and Co., Inc.,
  1,250,000    12.00%, 3/2/07 .............  1,350,000
                                          ------------
              FOOD AND DRUGS--0.68%
              Fleming Companies, Inc.,
  1,320,000    10.125%, 4/1/08 ............  1,379,400
              Stater Brothers Holdings,
    985,000    10.75%, 8/15/06 ............    999,775
                                          ------------
                                             2,379,175
                                          ------------

  PRINCIPAL
   AMOUNT 4   SECURITY                           VALUE
--------------------------------------------------------------------------------
              FOOD/TOBACCO PRODUCERS--7.51%
              Agrilink Foods, Inc.,
$ 1,990,000    11.875%, 11/1/08 ........... $1,771,100
              Dimon Inc., 144A,
  5,670,000    9.625%, 10/15/11 ...........  5,811,750
              Fage Dairy Industries SA,
 10,880,000    9.00%, 2/1/07 .............. 10,336,000
              Gruma SA,
  4,410,000    7.625%, 10/15/07 ...........  3,946,950
              Michael Foods, Inc.,
  1,060,000    11.75%, 4/1/11 .............  1,123,600
              Premium Standard Farms,
  1,595,000    9.25%, 6/15/11 .............  1,614,938
              Smithfield Foods, Inc., 144A,
  1,700,000    8.00%, 10/15/09 ............  1,763,750
                                          ------------
                                            26,368,088
                                          ------------
              FOREIGN GOVERNMENT--0.42%
              Federal Republic of Brazil,
  1,225,253    8.00%, 4/15/14 .............    830,109
              United Mexican States,
    625,000    8.375%, 1/14/11 ............    640,937
                                          ------------
                                             1,471,046
                                          ------------
              GAMING--2.97%
              Herbst Gaming Inc., 144A,
  3,545,000    10.75%, 9/1/08 .............  3,403,200
              MGM Mirage Inc.,
  1,965,000    9.75%, 6/1/07 ..............  1,955,175
              Park Place Entertainment Corp.,
  1,005,000    9.375%, 2/15/07 ............  1,022,588
              Scientific Games Corp.,
  2,610,000    12.50%, 8/15/10 ............  2,740,500
              Station Casinos Inc.,
  1,300,000    8.375%, 2/15/08 ............  1,303,250
                                          ------------
                                            10,424,713
                                          ------------
              HEALTHCARE--
              ALTERNATE SITE SERVICES--2.90%
              Beverly Enterprises Inc.,
  1,320,000    9.625%, 4/15/09 ............  1,392,600
              Health Care Services Corp., 144A,
  2,945,000    7.75%, 6/15/11 .............  3,048,372
              Healthsouth Corp.,
  4,700,000    7.00%, 6/15/08 .............  4,688,250
              Manor Care Inc.,
    995,000    8.00%, 3/1/08 ..............  1,059,675
                                          ------------
                                            10,188,897
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
   AMOUNT 4   SECURITY                           VALUE
--------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY--1.89%
              Fairchild Semiconductor
               International Inc.,
$ 1,160,000    10.125%, 3/15/07 ........... $1,160,000
              Ingram Micro Inc., 144A,
    635,000    9.875%, 8/15/08 ............    584,200
              Motorola Inc., 144A,
    800,000    8.00%, 11/1/11 .............    796,000
              Seagate Technology International,
               144A,
  2,660,000    12.50%, 11/15/07 ...........  2,793,000
              Unisys Corp.,
  1,310,000    8.125%, 6/1/06 .............  1,310,000
                                          ------------
                                             6,643,200
                                          ------------
              LAND TRANSPORTATION--1.65%
              Kansas City Southern Railway,
  1,615,000    9.50%, 10/1/08 .............  1,679,600
              North American Van Lines Inc.,
    360,000    13.375%, 12/1/09 ...........    320,400
              North American Van Lines Inc., 144A,
    730,000    13.375%, 12/1/09 ...........    649,700
              TFM SA de CV,1
  1,665,000    0.00%, 6/15/09 .............  1,298,700
              Travelcenters of America Inc.,
  1,805,000    12.75%, 5/1/09 .............  1,841,100
                                          ------------
                                             5,789,500
                                          ------------
              LEISURE/OTHER--1.38%
              Hilton Hotels Corp.,
  1,945,000    8.25%, 2/15/11 .............  1,862,802
              HMH Properties, Inc.,
  1,045,000    7.875%, 8/1/05 .............    935,275
              Host Marriot LP,
  2,255,000    9.25%, 10/1/07 .............  2,052,050
                                          ------------
                                             4,850,127
                                          ------------
              MEDICAL PRODUCTS--0.75%
              DJ Orthopedics LLC,
  2,520,000    12.625%, 6/15/09 ...........  2,620,800
                                          ------------
              OTHER METALS & MINING--1.28%
              Asarco Inc.,
  1,340,000    8.50%, 5/1/25 ..............    631,475
              Kaiser Aluminum & Chemical:
  1,515,000    12.75%, 2/1/03 .............    727,200
    700,000    10.875%, 10/15/06 ..........    511,000
              Luscar Coal Ltd., 144A,
  1,150,000    9.75%, 10/15/11 ............  1,193,125
              Phelps Dodge Corp.,
  1,595,000    8.75%, 6/1/11 ..............  1,449,448
                                          ------------
                                             4,512,248
                                          ------------

  PRINCIPAL
   AMOUNT 4   SECURITY                           VALUE
--------------------------------------------------------------------------------
              PACKAGING--1.42%
              Carustar Industries, Inc.,
$ 1,695,000    7.375%, 6/1/09 ............. $1,640,353
              Fibermark Inc.,
  1,505,000    10.75%, 4/15/11 ............  1,354,500
              Sweetheart Cup Co., Inc.,
  2,030,000    10.50%, 9/1/03 .............  1,979,250
                                          ------------
                                             4,974,103
                                          ------------
              PAPER--0.57%
              Bowater Canada Finance, 144A,
  1,350,000    7.95%, 11/15/11 ............  1,345,721
              Buckeye Cellulose Corp.,
    700,000    9.25%, 9/15/08 .............    658,000
                                          ------------
                                             2,003,721
                                          ------------
              REAL ESTATE DEVELOPMENT--1.20%
              American Plumbing & Mechanical, Inc.,
  1,375,000    11.625%, 10/15/08 ..........  1,237,500
              Corrections Corp. of America,
  1,870,000    12.00%, 6/1/06 .............  1,748,450
              Schuler Homes Inc., 144A,
  1,225,000    9.375%, 7/15/09 ............  1,243,375
                                          ------------
                                             4,229,325
                                          ------------
              RETAIL--0.41%
              Advance Stores Co. Inc., 144A,
    770,000    10.25%, 4/15/08 ............    743,050
              Petco Animal Supplies Inc., 144A,
    685,000    10.75%, 11/1/11 ............    698,700
                                          ------------
                                             1,441,750
                                          ------------
              SERVICES--OTHER--1.78%
              Building One Services Corp.,
    320,000    10.50%, 5/1/09 .............    235,200
              Encompass Services Corp., 144A,
  2,425,000    10.50%, 5/1/09 .............  1,782,375
              Service Corp. International,
  1,780,000    6.00%, 12/15/05 ............  1,624,250
              Stewart Enterprises, Inc.,
  1,330,000    6.40%, 5/1/03 ..............  1,333,325
              United Rentals, Inc.:
    540,000    8.80%, 8/15/08 .............    494,100
    820,000    9.25%, 1/15/09 .............    766,700
                                          ------------
                                             6,235,950
                                          ------------
              SHIPPING--1.53%
              Eletson Holdings,
  2,380,000    9.25%, 11/15/03 ............  2,380,000
              Stena AB,
  1,935,000    8.75%, 6/15/07 .............  1,722,150
              Teekay Shipping Corp.,
  1,250,000    8.32%, 2/1/08 ..............  1,279,688
                                          ------------
                                             5,381,838
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

  PRINCIPAL
   AMOUNT 4   SECURITY                           VALUE
--------------------------------------------------------------------------------
              SPECIALTY CHEMICALS--2.27%
              Hercules, Inc., 144A,
$ 3,325,000    11.125%, 11/15/07 .......... $3,092,250
              Airgas, Inc., 144A,
    955,000    9.125%, 10/1/11 ............  1,002,750
              Ineos Group Holdings PLC, 144A,
e 1,120,000    10.50%, 8/1/10 .............    953,264
              Hercules, Inc.,
    790,000    6.60%, 8/1/27 ..............    652,888
              Resolution Performance Products, Inc.,
  2,165,000    13.50%, 11/15/10 ...........  2,284,075
                                          ------------
                                             7,985,227
                                          ------------
              STEEL--2.57%
              AK Steel Corp.,
  1,695,000    7.875%, 2/15/09 ............  1,584,825
              California Steel Industries, Inc.,
  2,620,000    8.50%, 4/1/09 ..............  2,318,700
              Oregon Steel Mills, Inc.,
  2,780,000    11.00%, 6/15/03 ............  2,474,200
              United States Steel LLC, 144A,
  1,825,000    10.75%, 8/1/08 .............  1,642,500
              Ispat Europe Group SA, 144A,
e 1,615,000    11.875%, 2/1/11 ............  1,018,202
                                          ------------
                                             9,038,427
                                          ------------
              TELECOM (DOMESTIC)--1.84%
              Citizens Communications Co.,
    980,000    9.25%, 5/15/11 .............  1,098,590
              Fairpoint Communications, Inc.,
  2,960,000    12.50%, 5/1/10 .............  2,308,800
              Global Crossing Holding Ltd.:
  2,890,000    9.125%, 11/15/06 ...........    469,625
    715,000    9.50%, 11/15/09 ............    117,975
              Globix Corp.,
  1,545,000    12.50%, 2/1/10 .............    309,000
              ITC Deltacom, Inc.,
    800,000    8.875%, 3/1/08 .............    288,000
              McLeodUSA, Inc.,
    800,000    8.125%, 2/15/09 ............    184,000
              Metromedia Fiber Network, Inc.,
  1,090,000    10.00%, 11/15/08 ...........    239,800
              Qwest Capital Funding, Inc.,
  1,340,000    7.25%, 2/15/11 .............  1,372,355
              XO Communications, Inc.,1
    740,000    0.00%, 6/1/09 ..............     59,200
                                          ------------
                                             6,447,345
                                          ------------
              TELECOM (INTERNATIONAL)--1.89%
              Alestra SA,
    655,000    12.625%, 5/15/09 ...........    360,250
              Asia Global Crossing Ltd.,
  2,965,000    13.375%, 10/15/10 ..........    711,600

  PRINCIPAL
   AMOUNT 4   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Bestel SA,1
 $  620,000    12.75%, 5/15/05 ............ $  155,000
              Call-Net Enterprises, Inc.,
  1,195,000    8.00%, 8/15/08 .............    352,525
              Compania Internacional de
               Telecomunicaciones SA,
    400,000    8.85%, 8/1/04 ..............    296,000
              Diamond Cable Communications PLC,
  2,390,000    13.25%, 9/30/04 ............  1,242,800
              GT Group Telecom, Inc.,1
  2,600,000    0.00%, 2/1/10 ..............    481,000
              Netia Holdings BV,1
 10,460,000    0.00%, 11/1/07 .............  1,046,000
              NTL Inc.,1
  4,770,000    0.00%, 4/1/08 ..............  1,812,600
              Versatel Telecom International
               NV, 144A,
    800,000    4.00%, 3/30/05 .............    162,633
                                          ------------
                                             6,620,408
                                          ------------
              UTILITIES--8.70%
              AES Corp.,
  2,260,000    9.50%, 6/1/09 ..............  2,130,050
              Avista Corp., 144A,
  6,615,000    9.75%, 6/1/08 ..............  7,054,117
              Calpine Canada Energy Finance,
  3,025,000    8.50%, 5/1/08 ..............  3,028,721
              Calpine Corp.:
  1,510,000    7.75%, 4/15/09 .............  1,464,625
  5,150,000    8.50%, 2/15/11 .............  5,182,352
              CMS Energy Corp.,
  2,580,000    7.50%, 1/15/09 .............  2,518,722
              Edison Mission Energy,
    785,000    7.73%, 6/15/09 .............    765,368
              GH Water Supply Holdings Ltd., 144A,
  1,435,000    7.00%, 6/22/08 .............  1,291,500
              Mission Energy Holding Co., 144A,
  2,495,000    13.50%, 7/15/08 ............  2,781,925
              Southern California Edison,
    385,000    7.125%, 7/15/25 ............    346,500
              Southwest Gas Corp.,
  3,660,000    8.375%, 2/15/11 ............  4,001,163
                                          ------------
                                            30,565,043
                                          ------------
              WIRELESS (CELLULAR/PCS)--16.09%
              Alamosa Delaware Inc.,
    920,000    12.50%, 2/1/11 .............    910,800
              Alamosa Holdings, Inc.,1
    850,000    0.00%, 2/15/10 .............    480,250
              American Cellular Corp.,
  2,775,000    9.50%, 10/15/09 ............  2,788,875
              Celcaribe SA,
  5,395,000    0.00%, 3/15/04 .............  3,263,975
              Comunicacion Celular SA, 144A,1
  7,345,000    14.125%, 3/1/05 ............  6,757,400


See Notes to Financial Statements.
--------------------------------------------------------------------------------

High Yield Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS October 31, 2001

    SHARES/
  PRINCIPAL
   AMOUNT 4   SECURITY                                     VALUE
--------------------------------------------------------------------------------
              CTI Holdings SA,1
$ 1,500,000    0.00%, 4/15/08 ............. $  300,000
              Grupo Iusacell SA de CV,
 11,265,000    14.25%, 12/1/06 ............ 11,490,300
              Horizon PCS, Inc.,1
  2,135,000    0.00%, 10/1/10 .............  1,056,825
              IPCS Inc.,1
  2,925,000    0.00%, 7/15/10 .............  1,755,000
              Iwo Holdings, Inc.,
  1,095,000    14.00%, 1/15/11 ............  1,034,775
              Nextel Communications, Inc.,
  4,720,000    9.50%, 2/1/11 ..............  3,245,000
              Occidente Y Caribe Cellular,1
  4,740,000    14.00%, 3/15/04 ............  4,313,400
              PTC International Finance BV,1
 10,310,000    0.00%, 7/1/07 ..............  8,557,300
              Rogers Wireless
               Communications, Inc.,
  1,025,000    9.625%, 5/1/11 .............  1,040,375
              Slovak Wireless Finance Co.,
e 1,030,000    11.25%, 3/30/07 ............    987,984
              Telecorp PCS, Inc.,
  1,315,000    10.625%, 7/15/10 ...........  1,525,400
              Tritel PCS, Inc.,1
  1,850,000    0.00%, 5/15/09 .............  1,607,188
              Triton PCS Inc.,1
  4,155,000    0.00%, 5/1/08 ..............  3,781,060
              Voicestream Wireless Corp.,
  1,400,000    10.375%, 11/15/09 ..........  1,596,000
                                          ------------
                                            56,491,907
                                          ------------
              WIRELESS (INFRASTRUCTURE/OTHER)--1.17%
              SBA Communications Corp.,1
  5,855,000    0.00%, 3/1/08 ..............  4,098,500
                                          ------------
TOTAL CORPORATE OBLIGATIONS
   (Cost $339,285,874) .................... 322,242,891
                                          ------------
              COMMON STOCK--0.05%
      2,500   Airgate PCS, Inc.2 ..........    128,650
     17,500   AT&T Latin America Corp.2 ...     26,250
     11,600   Song Networks Holdings AB2 ..      5,568
                                          ------------
TOTAL COMMON STOCK
   (Cost $147,723) ........................    160,468
                                          ------------
              PREFERRED STOCK--2.55%
              Crown Castle International
               Corp., PIK,
     39,842    12.75%, 1/1/01 .............  3,107,676
              Global Crossing Holdings
               Ltd., PIK,
     30,000    10.50%, 1/1/01 .............     90,000

     SHARES   SECURITY                           VALUE
--------------------------------------------------------------------------------
              Intermedia Communication, Inc., PIK,
     18,846    13.50%, 1/1/01 ............. $1,988,253
              TNP Enterprises Inc., PIK,
     36,261    14.50%, 4/1/11 .............  3,771,144
                                          ------------
TOTAL PREFERRED STOCK
   (Cost $13,007,523) .....................  8,957,073
                                          ------------
              WARRANTS--0.12%
      1,230   Asia Pulp and Paper Co., Ltd.2
   e  1,320   Atlantic Telecommunications
               Group PLC 2 ................      1,189
        780   Cable Satisfaction
               International 2 ............          8
      2,140   Dayton Superior Corp.2 ......     32,100
    e   655   Enitel ASA2 .................        590
      2,600   GT Group Telecom, Inc.2 .....     31,200
      1,400   Horizon PCS, Inc.2 ..........     70,000
        740   Iwo Holdings, Inc.2 .........     51,800
         75   Leap Wireless
               International, Inc.2 .......      1,490
      3,200   Ono Finance PLC 2 ...........     92,800
      3,010   TNP Enterprises 2 ...........     90,300
      5,415   Travel Centers of
               America, Inc.2 .............     54,150
                                          ------------
TOTAL WARRANTS
   (Cost $576,368) ........................    425,627
                                          ------------
TOTAL INVESTMENTS
   (Cost $353,017,488)5 ........  94.49%  $331,786,059

              SECURITIES SOLD SHORT--(0.03)%
    (10,000)  Nextel Communications,
               Inc. ADR 1 ................     (79,500)
    (30,000)  Global Crossing Ltd. ADR 1 .     (33,900)
                                          ------------
TOTAL SECURITIES SOLD SHORT
   (Proceeds $113,197) ...................    (113,400)
OTHER ASSETS IN EXCESS
   OF LIABILITIES .............     5.54    19,447,301
                                  ------  ------------
NET ASSETS ....................   100.00% $351,119,960
                                  ======  ============

--------------------------------------------------------------------------------
1 Step Up Bond--The rate reflected on the Schedule of Investments is the rate in effect on October 31, 2001. The initial coupon on a step up bond changes on a specific date, to a predetermined higher rate.
2 Non-income producing security.
3 Defaulted Security.
4 Principal amount is denominated in US Dollars unless otherwise indicated.
5 Aggregate cost for federal tax purposes is $355,677,534.
Abbreviations:
ADR --American Depository Receipt.
e   --Security's principal amount is denominated in euros.
PIK --Payment-In-Kind Security.
144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 17% of net assets at period end.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES





                                                                                          MUNICIPAL
                                                                                          BOND FUND
                                                                                      -------------
ASSETS
   Investments, at value 1 ........................................................   $ 460,486,747
   Cash ...........................................................................            --
   Deposit with broker for securities sold short ..................................            --
   Receivable for securities sold .................................................       1,314,123
   Receivable for capital shares sold .............................................         662,982
   Interest receivable ............................................................       7,420,444
   Due from advisor ...............................................................            --
   Unrealized appreciation on forward foreign currency contracts ..................            --
   Prepaid expenses and other .....................................................          12,173
                                                                                      -------------
Total assets ......................................................................     469,896,469
                                                                                      -------------
LIABILITIES
   Due to advisor .................................................................         154,813
   Due to administrator ...........................................................          48,410
   Payable for securities purchased ...............................................         995,153
   Payable for capital shares redeemed ............................................      12,684,040
   Dividend payable ...............................................................         243,056
   Securities sold short at value (proceeds $113,197) .............................            --
   Unrealized depreciation on forward foreign currency contracts ..................            --
   Accrued expenses and other .....................................................         102,183
                                                                                      -------------
Total liabilities .................................................................      14,227,655
                                                                                      -------------
NET ASSETS ........................................................................   $ 455,668,814
                                                                                      =============
COMPOSITION OF NET ASSETS
   Paid-in capital ................................................................   $ 451,618,393
   Undistributed (overdistributed) net investment income ..........................         (36,001)
   Accumulated net realized gain (loss) from investment and
     foreign currency transactions ................................................      (9,142,388)
   Net unrealized appreciation/depreciation on investments and foreign currencies .      13,228,810
                                                                                      -------------
NET ASSETS ........................................................................   $ 455,668,814
                                                                                      =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Investment Class 2 .............................................................   $       11.18
                                                                                      =============
   Institutional Class 3 ..........................................................   $       11.18
                                                                                      =============
   Premier Class 4 ................................................................   $        --
                                                                                      =============

--------------------------------------------------------------------------------
1 Cost of Investments: Municipal Bond Fund $447,257,937, Short-Term Municipal Bond Fund, $154,430,972, Fixed Income Fund, $725,896,955, Short-Term Fixed Income Fund, $38,316,397, High Yield Bond Fund, $353,017,488.
2 Net asset value, offering and redemption price per share (based on net assets of $13,210,429, $6,181,586, $33,846,970, $4,534,362 and 1,181,343,
     598,774, 3,043,827, 626,223 shares outstanding; $.001 par value, unlimited number of shares authorized for Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund and High Yield Bond Fund, respectively).

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------



                                                                                        SHORT-TERM
                                                                                          MUNICIPAL            FIXED
                                                                                          BOND FUND      INCOME FUND
                                                                                      -------------    -------------
ASSETS
   Investments, at value 1 ........................................................   $ 157,459,644    $ 767,457,703
   Cash ...........................................................................            --               --
   Deposit with broker for securities sold short ..................................            --               --
   Receivable for securities sold .................................................            --               --
   Receivable for capital shares sold .............................................         912,461          739,577
   Interest receivable ............................................................       3,016,851        9,279,992
   Due from advisor ...............................................................            --               --
   Unrealized appreciation on forward foreign currency contracts ..................            --               --
   Prepaid expenses and other .....................................................           9,375           12,221
                                                                                      -------------    -------------
Total assets ......................................................................     161,398,331      777,489,493
                                                                                      -------------    -------------
LIABILITIES
   Due to advisor .................................................................          42,516          216,093
   Due to administrator ...........................................................          16,181           78,119
   Payable for securities purchased ...............................................          32,499             --
   Payable for capital shares redeemed ............................................         356,906        2,568,266
   Dividend payable ...............................................................          62,467          818,909
   Securities sold short at value (proceeds $113,197) .............................            --               --
   Unrealized depreciation on forward foreign currency contracts ..................            --               --
   Accrued expenses and other .....................................................          49,519          127,588
                                                                                      -------------    -------------
Total liabilities .................................................................         560,088        3,808,975
                                                                                      -------------    -------------
NET ASSETS ........................................................................   $ 160,838,243    $ 773,680,518
                                                                                      =============    =============
COMPOSITION OF NET ASSETS
   Paid-in capital ................................................................   $ 159,308,338    $ 739,491,740
   Undistributed (overdistributed) net investment income ..........................          (3,229)        (119,762)
   Accumulated net realized gain (loss) from investment and
     foreign currency transactions ................................................      (1,495,538)      (7,252,208)
   Net unrealized appreciation/depreciation on investments and foreign currencies .       3,028,672       41,560,748
                                                                                      -------------    -------------
NET ASSETS ........................................................................   $ 160,838,243    $ 773,680,518
                                                                                      =============    =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Investment Class 2 .............................................................   $       10.32    $       11.12
                                                                                      =============    =============
   Institutional Class 3 ..........................................................   $       10.33    $       11.12
                                                                                      =============    =============
   Premier Class 4 ................................................................   $        --      $        --
                                                                                      =============    =============

                                                                                                         OCTOBER 31, 2001


                                                                                              SHORT-TERM       HIGH YIELD
                                                                                       FIXED INCOME FUND        BOND FUND
                                                                                       -----------------    -------------
ASSETS
   Investments, at value 1 ........................................................        $  38,837,812    $ 331,786,059
   Cash ...........................................................................                 --         13,186,656
   Deposit with broker for securities sold short ..................................                 --            113,197
   Receivable for securities sold .................................................                 --          8,746,903
   Receivable for capital shares sold .............................................               31,200             --
   Interest receivable ............................................................              385,539        8,747,640
   Due from advisor ...............................................................                2,723             --
   Unrealized appreciation on forward foreign currency contracts ..................                 --             16,103
   Prepaid expenses and other .....................................................               15,678           12,771
                                                                                           -------------    -------------
Total assets ......................................................................           39,272,952      362,609,329
                                                                                           -------------    -------------
LIABILITIES
   Due to advisor .................................................................                 --             70,511
   Due to administrator ...........................................................                3,489           33,434
   Payable for securities purchased ...............................................              933,874        7,361,654
   Payable for capital shares redeemed ............................................                2,911          294,474
   Dividend payable ...............................................................               99,364        3,486,558
   Securities sold short at value (proceeds $113,197) .............................                 --            113,400
   Unrealized depreciation on forward foreign currency contracts ..................                 --             50,051
   Accrued expenses and other .....................................................               23,966           79,287
                                                                                           -------------    -------------
Total liabilities .................................................................            1,063,604       11,489,369
                                                                                           -------------    -------------
NET ASSETS ........................................................................        $  38,209,348    $ 351,119,960
                                                                                           =============    =============
COMPOSITION OF NET ASSETS
   Paid-in capital ................................................................        $  37,624,648    $ 432,602,588
   Undistributed (overdistributed) net investment income ..........................               (1,227)        (892,026)
   Accumulated net realized gain (loss) from investment and
     foreign currency transactions ................................................               64,512      (59,325,482)
   Net unrealized appreciation/depreciation on investments and foreign currencies .              521,415      (21,265,120)
                                                                                           -------------    -------------
NET ASSETS ........................................................................        $  38,209,348    $ 351,119,960
                                                                                           =============    =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Investment Class 2 .............................................................        $        --      $        7.24
                                                                                           =============    =============
   Institutional Class 3 ..........................................................        $       10.18    $        7.25
                                                                                           =============    =============
   Premier Class 4 ................................................................        $        --      $        7.24
                                                                                           =============    =============

--------------------------------------------------------------------------------
3 Net asset value, offering and redemption price per share (based on net assets of $442,458,385, $154,656,657, $739,833,548, $38,209,348,
     $15,736,352 and 39,575,549, 14,965,943, 66,509,116, 3,753,481, 2,171,600
     shares outstanding; $.001 par value, unlimited number of shares authorized for Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund, respectively).
4 Net asset value, offering and redemption price per share (based on net assets of $330,849,246 and 45,683,624 shares outstanding; $.001 par value, unlimited number of shares authorized for High Yield Bond Fund).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS





                                                                                   MUNICIPAL
                                                                                   BOND FUND
                                                                               -------------
INVESTMENT INCOME
   Interest ................................................................   $  27,787,311
   Dividends ...............................................................         429,670
                                                                               -------------
Total investment income ....................................................      28,216,981
                                                                               -------------
EXPENSES
   Investment advisory fees ................................................       2,107,171
   Administration fees .....................................................         632,150
   Custody fees ............................................................          53,585
   Registration fees .......................................................          10,031
   Printing and shareholder reports ........................................          30,127
   Professional fees .......................................................          81,138
   Directors' fees .........................................................           9,130
   Servicing plan fees .....................................................          31,895
   Interest expense ........................................................           2,594
   Miscellaneous ...........................................................          89,278
                                                                               -------------
Total expenses .............................................................       3,047,099
Less: fee waivers and/or expense reimbursements ............................         (92,985)
   waivers by custodian1 ...................................................         (10,008)
                                                                               -------------
Net expenses ...............................................................       2,944,106
                                                                               -------------
NET INVESTMENT INCOME ......................................................      25,272,875
                                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ...............................................       2,813,549
     Investment transactions on in-kind redemptions ........................            --
     Foreign currency transactions .........................................            --
     Forward foreign currency transactions .................................            --
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies ................................................      17,821,478
                                                                               -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES ......................................................      20,635,027
                                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................   $  45,907,902
                                                                               =============


--------------------------------------------------------------------------------
1 One-time waiver by custodian.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------




                                                                                 SHORT-TERM
                                                                                   MUNICIPAL            FIXED
                                                                                   BOND FUND      INCOME FUND
                                                                               -------------    -------------
INVESTMENT INCOME
   Interest ................................................................   $   8,118,439    $  55,217,553
   Dividends ...............................................................         417,035          711,702
                                                                               -------------    -------------
Total investment income ....................................................       8,535,474       55,929,255
                                                                               -------------    -------------
EXPENSES
   Investment advisory fees ................................................         663,931        3,284,229
   Administration fees .....................................................         199,179          985,268
   Custody fees ............................................................          34,685           98,893
   Registration fees .......................................................           9,783           20,371
   Printing and shareholder reports ........................................          26,200           34,947
   Professional fees .......................................................          42,797          106,663
   Directors' fees .........................................................           7,207           11,188
   Servicing plan fees .....................................................           5,995           58,563
   Interest expense ........................................................           2,073             --
   Miscellaneous ...........................................................          52,149           26,422
                                                                               -------------    -------------
Total expenses .............................................................       1,043,999        4,626,544
Less: fee waivers and/or expense reimbursements ............................        (119,592)         (37,676)
   waivers by custodian1 ...................................................          (5,563)         (15,003)
                                                                               -------------    -------------
Net expenses ...............................................................         918,844        4,573,865
                                                                               -------------    -------------
NET INVESTMENT INCOME ......................................................       7,616,630       51,355,390
                                                                               -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ...............................................         197,458       21,232,649
     Investment transactions on in-kind redemptions ........................            --               --
     Foreign currency transactions .........................................            --               --
     Forward foreign currency transactions .................................            --               --
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies ................................................       3,247,685       45,614,581
                                                                               -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES ......................................................       3,445,143       66,847,230
                                                                               -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................   $  11,061,773    $ 118,202,620
                                                                               =============    =============


                                                                                                 FOR THE YEAR ENDED
                                                                                                   OCTOBER 31, 2001


                                                                                        SHORT-TERM       HIGH YIELD
                                                                                 FIXED INCOME FUND        BOND FUND
                                                                                 -----------------    -------------
INVESTMENT INCOME
   Interest ................................................................         $   2,111,864    $  37,228,351
   Dividends ...............................................................                79,210        1,833,263
                                                                                     -------------    -------------
Total investment income ....................................................             2,191,074       39,061,614
                                                                                     -------------    -------------
EXPENSES
   Investment advisory fees ................................................               134,142        1,497,001
   Administration fees .....................................................                40,243          359,280
   Custody fees ............................................................                15,543          155,522
   Registration fees .......................................................                 7,202           25,736
   Printing and shareholder reports ........................................                21,326           37,937
   Professional fees .......................................................                32,889           81,008
   Directors' fees .........................................................                 5,674            7,388
   Servicing plan fees .....................................................                  --             10,549
   Interest expense ........................................................                    63              599
   Miscellaneous ...........................................................                10,963           14,390
                                                                                     -------------    -------------
Total expenses .............................................................               268,045        2,189,410
Less: fee waivers and/or expense reimbursements ............................               (81,436)        (622,071)
   waivers by custodian1 ...................................................                (2,101)         (20,128)
                                                                                     -------------    -------------
Net expenses ...............................................................               184,508        1,547,211
                                                                                     -------------    -------------
NET INVESTMENT INCOME ......................................................             2,006,566       37,514,403
                                                                                     -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ...............................................               126,895      (42,928,419)
     Investment transactions on in-kind redemptions ........................                  --        (11,130,611)
     Foreign currency transactions .........................................                  --         (1,003,425)
     Forward foreign currency transactions .................................                  --            (10,124)
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies ................................................               573,656       10,063,693
                                                                                     -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES ......................................................               700,551      (45,008,886)
                                                                                     -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................         $   2,707,117    $  (7,494,483)
                                                                                     =============    =============




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 FOR THE YEARS ENDED OCTOBER 31,
                                                                   2001               2000               2001               2000

                                                                                 MUNICIPAL                            SHORT-TERM
                                                                                 BOND FUND                   MUNICIPAL BOND FUND
                                                                                 ---------                   -------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ............................   $    25,272,875    $    27,622,495    $     7,616,630    $     6,849,504
   Net realized gain (loss) on investment and foreign
     currency transactions ..........................         2,813,549        (11,762,662)           197,458         (1,542,763)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ..........        17,821,478         15,718,846          3,247,685          1,469,081
                                                        ---------------    ---------------    ---------------    ---------------
Net increase in net assets from operations ..........        45,907,902         31,578,679         11,061,773          6,775,822
                                                        ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Institutional Class ............................       (24,692,324)       (27,000,743)        (7,521,005)        (6,836,251)
     Investment Class ...............................          (580,559)          (621,752)           (95,545)           (13,145)
     Premier Class ..................................              --                 --                 --                 --
   Net realized gain from investment transactions:
     Institutional Class ............................              --                 --                 --                 --
     Investment Class ...............................              --                 --                 --                 --
     Premier Class ..................................              --                 --                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total distributions .................................       (25,272,883)       (27,622,495)        (7,616,550)        (6,849,396)
                                                        ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares ................       153,481,300        323,468,009        117,149,860        205,886,469
   Net dividend reinvestments .......................        21,775,792         23,655,833          6,716,360          5,245,166
   Redemption in kind ...............................              --                 --                 --                 --
   Net cost of shares redeemed ......................      (267,475,568)      (453,896,610)      (159,022,211)      (126,203,944)
                                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets from
   capital share transactions .......................       (92,218,476)      (106,772,768)       (35,155,991)        84,927,691
                                                        ---------------    ---------------    ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............       (71,583,457)      (102,816,584)       (31,710,768)        84,854,117
                                                        ---------------    ---------------    ---------------    ---------------
NET ASSETS
   Beginning of year ................................       527,252,271        630,068,855        192,549,011        107,694,894
                                                        ---------------    ---------------    ---------------    ---------------
   End of year ......................................   $   455,668,814 1  $   527,252,271 1  $   160,838,243 2  $   192,549,011 2
                                                        ===============    ===============    ===============    ===============


--------------------------------------------------------------------------------
1 Includes overdistributed net investment income of $(36,001) for 2001 and $(35,993) for 2000.
2 Includes overdistributed net investment income of $(3,229) for 2001 and $(3,309) for 2000.
3 Includes overdistributed net investment income of $(119,762) for 2001 and $(140,082) for 2000.
4 Includes overdistributed net investment income of $(1,227) for 2001 and $(2,895) for 2000.
5 Includes (overdistributed)/undistributed net investment income of $(892,026) for 2001 and $1,483,412 for 2000.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------


                                                                   2001               2000               2001               2000

                                                                                     FIXED                            SHORT-TERM
                                                                               INCOME FUND                     FIXED INCOME FUND
                                                                               -----------                     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ............................   $    51,355,390    $    73,057,697    $     2,006,566    $     2,025,420
   Net realized gain (loss) on investment and foreign
     currency transactions ..........................        21,232,649        (15,137,821)           126,895            (45,515)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ..........        45,614,581         18,198,929            573,656            136,254
                                                        ---------------    ---------------    ---------------    ---------------
Net increase in net assets from operations ..........       118,202,620         76,118,805          2,707,117          2,116,159
                                                        ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Institutional Class ............................       (49,959,242)       (72,394,274)        (2,006,517)        (2,025,420)
     Investment Class ...............................        (1,394,320)          (663,423)              --                 --
     Premier Class ..................................              --                 --                 --                 --
   Net realized gain from investment transactions:
     Institutional Class ............................              --                 --                 --                 --
     Investment Class ...............................              --                 --                 --                 --
     Premier Class ..................................              --                 --                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total distributions .................................       (51,353,562)       (73,057,697)        (2,006,517)        (2,025,420)
                                                        ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares ................       240,675,303        193,273,229         46,800,438         68,270,962
   Net dividend reinvestments .......................        39,926,264       (645,034,157)           469,158            395,880
   Redemption in kind ...............................              --                 --                 --                 --
   Net cost of shares redeemed ......................      (391,328,091)              --          (44,236,811)       (61,034,540)
                                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets from
   capital share transactions .......................      (110,726,524)      (451,760,928)         3,032,785          7,632,302
                                                        ---------------    ---------------    ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............       (43,877,466)      (448,699,820)         3,733,385          7,723,041
                                                        ---------------    ---------------    ---------------    ---------------
NET ASSETS
   Beginning of year ................................       817,557,984      1,266,257,804         34,475,963         26,752,922
                                                        ---------------    ---------------    ---------------    ---------------
   End of year ......................................   $   773,680,518 3  $   817,557,984 3  $    38,209,348 4  $    34,475,963 4
                                                        ===============    ===============    ===============    ===============


                                                           FOR THE YEARS ENDED OCTOBER 31,
                                                                   2001               2000

                                                                                HIGH YIELD
                                                                                 BOND FUND
                                                                                ----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ............................   $    37,514,403    $    42,159,528
   Net realized gain (loss) on investment and foreign
     currency transactions ..........................       (55,072,579)        (9,811,851)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ..........        10,063,693        (20,633,760)
                                                        ---------------    ---------------
Net increase in net assets from operations ..........        (7,494,483)        11,713,917
                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Institutional Class ............................        (2,691,223)       (41,654,085)
     Investment Class ...............................          (510,696)          (529,789)
     Premier Class ..................................       (34,205,360)              --
   Net realized gain from investment transactions:
     Institutional Class ............................          (109,036)              --
     Investment Class ...............................           (23,951)              --
     Premier Class ..................................        (1,336,026)              --
                                                        ---------------    ---------------
Total distributions .................................       (38,876,292)       (42,183,874)
                                                        ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares ................       243,069,333        380,092,263
   Net dividend reinvestments .......................        34,834,721         38,340,116
   Redemption in kind ...............................      (100,853,841)              --
   Net cost of shares redeemed ......................       (84,793,844)      (403,850,762)
                                                        ---------------    ---------------
Net increase (decrease) in net assets from
   capital share transactions .......................        92,256,369         14,581,617
                                                        ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............        45,885,594        (15,888,340)
                                                        ---------------    ---------------
NET ASSETS
   Beginning of year ................................       305,234,366        321,122,706
                                                        ---------------    ---------------
   End of year ......................................   $   351,119,960 5  $   305,234,366 5
                                                        ===============    ===============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 MUNICIPAL BOND FUND--
 INSTITUTIONAL CLASS
                                                                                  FOR THE YEARS ENDED OCTOBER 31,
                                                         2001          2000         1999        1998        1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...................   $10.77         $10.66       $11.30      $11.12      $10.99
                                                         ------         ------       ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .............................     0.53           0.56         0.51        0.53        0.57
   Net realized and unrealized gain (loss)
     on investment transactions ......................     0.41           0.11        (0.59)       0.18        0.22
                                                         ------         ------       ------      ------      ------
Total from investment operations .....................     0.94           0.67        (0.08)       0.71        0.79
                                                         ------         ------       ------      ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............................    (0.53)         (0.56)       (0.51)      (0.53)      (0.57)
   Net realized gain from investment
     transactions ....................................       --             --        (0.05)         --       (0.09)
                                                         ------         ------       ------      ------      ------
Total distributions ..................................    (0.53)         (0.56)       (0.56)      (0.53)      (0.66)
                                                         ------         ------       ------      ------      ------
NET ASSET VALUE, END OF YEAR .........................   $11.18         $10.77       $10.66      $11.30      $11.12
                                                         ======         ======       ======      ======      ======
TOTAL INVESTMENT RETURN                                    8.90%          6.45%       (0.78)%      6.58%       7.49%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) ............ $442,458       $514,784     $622,896    $570,743    $361,461
   Ratios to average net assets:
     Net investment income ...........................     4.80%          5.25%        4.62%       4.71%       5.19%
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ....................     0.55%          0.55%          --%         --%         --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ....................     0.55%          0.55%        0.55%       0.54%       0.54%
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ....................     0.57%          0.59%        0.58%       0.58%       0.61%
   Portfolio turnover rate ...........................       27%            29%          27%         42%         67%

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 MUNICIPAL BOND FUND--                                                                             FOR THE PERIOD
 INVESTMENT CLASS                                                                                 JULY 30, 19971
                                                               FOR THE YEARS ENDED OCTOBER 31,          THROUGH
                                                2001           2000          1999         1998     OCT. 31, 1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ........................  $10.77         $10.66        $11.30        $11.11           $11.11
                                                 ------         ------        ------        ------           ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ......................    0.50           0.53          0.49          0.50             0.14
   Net realized and unrealized gain (loss)
     on investment transactions ...............    0.41           0.11         (0.59)         0.19               --2
                                                 ------         ------        ------        ------           ------
Total from investment operations ..............    0.91           0.64         (0.10)         0.69             0.14
                                                 ------         ------        ------        ------           ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ......................   (0.50)         (0.53)        (0.49)        (0.50)           (0.14)
   Net realized gain from investment
     transactions .............................      --             --         (0.05)           --               --
                                                 ------         ------        ------        ------           ------
Total distributions ...........................   (0.50)         (0.53)        (0.54)        (0.50)           (0.14)
                                                 ------         ------        ------        ------           ------
NET ASSET VALUE, END OF PERIOD ................  $11.18         $10.77        $10.66        $11.30           $11.11
                                                 ======         ======        ======        ======           ======
TOTAL INVESTMENT RETURN                            8.63%          6.21%        (1.01)%        6.42%            1.22%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ........................... $13,210        $12,468        $7,172        $5,126             $192
   Ratios to average net assets:
     Net investment income ....................    4.55%          5.01%         4.33%         4.41%            4.95%3
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) .............    0.80%          0.80%           --%           --%              --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) .............    0.80%          0.80%         0.80%         0.79%            0.79%3
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) .............    0.82%          0.83%         0.82%         0.85%            0.85% 3
   Portfolio turnover rate ....................      27%            29%           27%           42%              67%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Less than $0.01.
3    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 SHORT-TERM MUNICIPAL
 BOND FUND--
 INSTITUTIONAL CLASS                                                                FOR THE YEARS ENDED OCTOBER 31,
                                                           2001           2000         1999        1998        1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF YEAR ................................    $10.16         $10.11       $10.37      $10.28      $10.13
                                                         ------         ------       ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ............................      0.47           0.50         0.40        0.46        0.52
   Net realized and unrealized gain (loss)
     on investment transactions .....................      0.17           0.05        (0.26)       0.09        0.16
                                                         ------         ------       ------      ------      ------
Total from investment operations ....................      0.64           0.55         0.14        0.55        0.68
                                                         ------         ------       ------      ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ............................     (0.47)         (0.50)       (0.40)      (0.46)      (0.52)
   Net realized gain from investment
     transactions ...................................        --             --           --          --       (0.01)
                                                         ------         ------       ------      ------      ------
Total distributions .................................     (0.47)         (0.50)       (0.40)      (0.46)      (0.53)
                                                         ------         ------       ------      ------      ------
NET ASSET VALUE, END OF YEAR ........................    $10.33         $10.16       $10.11      $10.37      $10.28
                                                         ======         ======       ======      ======      ======
TOTAL INVESTMENT RETURN .............................      6.40%          5.52%        1.33%       5.51%       6.93%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) .................................  $154,657       $192,357     $107,427     $54,369     $19,950
   Ratios to average net assets:
     Net investment income ..........................      4.60%          5.26%        3.92%       4.46%       5.14%
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ...................      0.55%          0.55%          --%         --%         --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ...................      0.55%          0.55%        0.55%       0.55%       0.53%
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ...................      0.62%          0.71%        0.80%       0.82%       1.02%
   Portfolio turnover rate ..........................        63%            52%          64%         28%         95%


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 SHORT-TERM                                                                                          FOR THE PERIOD
 MUNICIPAL BOND FUND--                                                                               DEC. 3, 1997 1
 INVESTMENT CLASS                                                FOR THE YEARS ENDED OCTOBER 31,            THROUGH
                                                      2001               2000               1999      OCT. 31, 1998

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............. $10.16             $10.11             $10.37             $10.28
                                                    ------             ------             ------             ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ..........................   0.44               0.47               0.37               0.39
   Net realized and unrealized gain (loss)
     on investment transactions ...................   0.16               0.05              (0.26)              0.09
                                                    ------             ------             ------             ------
Total from investment operations ..................   0.60               0.52               0.11               0.48
                                                    ------             ------             ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..........................  (0.44)             (0.47)             (0.37)             (0.39)
   Net realized gain from investment
     transactions .................................     --                 --                 --                 --
                                                    ------             ------             ------             ------
Total distributions ...............................  (0.44)             (0.47)             (0.37)             (0.39)
                                                    ------             ------             ------             ------
NET ASSET VALUE, END OF PERIOD .................... $10.32             $10.16             $10.11             $10.37
                                                    ======             ======             ======             ======
TOTAL INVESTMENT RETURN ...........................   6.03%              5.24%              1.08%              4.81%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ............................... $6,182               $192               $268               $436
   Ratios to average net assets:
     Net investment income ........................   3.95%              4.78%              3.91%              4.20% 2
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) .................   0.80%              0.80%                --%                --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) .................   0.80%              0.80%              0.80%              0.80% 2
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) .................   0.87%              0.96%              1.00%              1.02% 2
   Portfolio turnover rate ........................     63%                52%                64%                26%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 FIXED INCOME FUND--
 INSTITUTIONAL CLASS
                                                                                    FOR THE YEARS ENDED OCTOBER 31,
                                                         2001          2000          1999         1998         1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .................   $10.24        $10.17        $10.88       $10.76       $10.51
                                                       ------        ------        ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...........................     0.67          0.67          0.64         0.65         0.68
   Net realized and unrealized gain (loss)
     on investment transactions ....................     0.88          0.07         (0.54)        0.20         0.25
                                                       ------        ------        ------       ------       ------
Total from investment operations ...................     1.55          0.74          0.10         0.85         0.93
                                                       ------        ------        ------       ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...........................    (0.67)        (0.67)        (0.64)       (0.65)       (0.68)
   Net realized gain from
     investment transactions .......................       --            --         (0.17)       (0.08)          --
                                                       ------        ------        ------       ------       ------
Total distributions ................................    (0.67)        (0.67)        (0.81)       (0.73)       (0.68)
                                                       ------        ------        ------       ------       ------
NET ASSET VALUE, END OF YEAR .......................   $11.12        $10.24        $10.17       $10.88       $10.76
                                                       ======        ======        ======       ======       ======
TOTAL INVESTMENT RETURN ............................    15.56%         7.55%         0.86%        8.25%        9.22%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) .......... $739,834      $804,089    $1,258,869   $1,263,215   $1,103,121
   Ratios to average net assets:
     Net investment income .........................     6.26%         6.60%         6.08%        6.01%        6.50%
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ..................     0.55%         0.54%           --%          --%          --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ..................     0.55%         0.54%         0.55%        0.55%        0.55%
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ..................     0.56%         0.54%         0.55%        0.56%        0.60%
   Portfolio turnover rate .........................      161%          116%          157%         122%         178%

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 FIXED INCOME FUND--                                                                                 FOR THE PERIOD
 INVESTMENT CLASS                                                                                   FEB. 11, 1998 1
                                                                 FOR THE YEARS ENDED OCTOBER 31,            THROUGH
                                                      2001               2000               1999      OCT. 31, 1998

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............  $10.24             $10.17             $10.88             $10.75
                                                    ------             ------             ------             ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .........................    0.64               0.59               0.61               0.45
   Net realized and unrealized gain (loss)
     on investment transactions ..................    0.88               0.07              (0.54)              0.13
                                                    ------             ------             ------             ------
Total from investment operations .................    1.52               0.66               0.07               0.58
                                                    ------             ------             ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................   (0.64)             (0.59)             (0.61)             (0.45)
   Net realized gain from investment
     transactions ................................      --                 --              (0.17)                --
                                                    ------             ------             ------             ------
Total distributions ..............................   (0.64)             (0.59)             (0.78)             (0.45)
                                                    ------             ------             ------             ------
NET ASSET VALUE, END OF PERIOD ...................  $11.12             $10.24             $10.17             $10.88
                                                    ======             ======             ======             ======
TOTAL INVESTMENT RETURN ..........................   15.39%              7.19%              0.65%              5.28%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .............................. $33,847            $13,469             $7,389             $1,533
   Ratios to average net assets:
     Net investment income .......................    5.95%              6.40%              5.86%              5.77% 2
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ................    0.80%              0.79%                --%                --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ................    0.80%              0.79%              0.80%              0.80% 2
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ................    0.81%              0.79%              0.80%              0.87% 2
   Portfolio turnover rate .......................     161%               116%               157%               122%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 SHORT-TERM
 FIXED INCOME FUND--
 INSTITUTIONAL CLASS                                                                FOR THE YEARS ENDED OCTOBER 31,
                                                         2001          2000          1999         1998         1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .................   $ 9.97        $ 9.96        $10.13       $10.06       $10.00
                                                       ------        ------        ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...........................     0.60          0.63          0.59         0.60         0.58
   Net realized and unrealized gain (loss)
     on investment transactions ....................     0.21          0.01         (0.14)        0.07         0.06
                                                       ------        ------        ------       ------       ------
Total from investment operations ...................     0.81          0.64          0.45         0.67         0.64
                                                       ------        ------        ------       ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...........................    (0.60)        (0.63)        (0.60)       (0.60)       (0.58)
   Net realized gain from investment
     transactions ..................................       --            --         (0.02)          --           --
                                                       ------        ------        ------       ------       ------
Total distributions ................................    (0.60)        (0.63)        (0.62)       (0.60)       (0.58)
                                                       ------        ------        ------       ------       ------
NET ASSET VALUE, END OF YEAR .......................   $10.18        $ 9.97        $ 9.96       $10.13       $10.06
                                                       ======        ======        ======       ======       ======
TOTAL INVESTMENT RETURN                                  8.39%         6.63%         4.49%        6.85%        6.61%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) ..........  $38,209       $34,476       $26,753      $20,201      $17,083
   Ratios to average net assets:
     Net investment income .........................     5.97%         6.35%         6.03%        5.92%        5.77%
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ..................     0.55%         0.55%           --%          --%          --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ..................     0.55%         0.55%         0.55%        0.55%        0.53%
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ..................     0.80%         0.87%         1.29%        0.93%        1.09%
   Portfolio turnover rate .........................      129%           89%          142%          98%         186%


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 HIGH YIELD BOND FUND--                                                                              FOR THE PERIOD
 INSTITUTIONAL CLASS                                                                               MARCH 16, 1998 1
                                                                 FOR THE YEARS ENDED OCTOBER 31,            THROUGH
                                                      2001               2000               1999      OCT. 31, 1998

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............  $ 8.23             $ 9.08             $ 8.71             $10.00
                                                    ------             ------             ------             ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .........................    1.01               1.12               1.03               0.54
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies ..................................   (0.95)             (0.85)              0.37              (1.29)
                                                    ------             ------             ------             ------
Total from investment operations .................    0.06               0.27               1.40              (0.75)
                                                    ------             ------             ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................   (0.98)             (1.12)             (1.03)             (0.54)
   Net realized gain from investment
     transactions ................................   (0.06)                --                 --                 --
                                                    ------             ------             ------             ------
Total distributions ..............................   (1.04)             (1.12)             (1.03)             (0.54)
                                                    ------             ------             ------             ------
NET ASSET VALUE, END OF PERIOD ...................  $ 7.25             $ 8.23             $ 9.08             $ 8.71
                                                    ======             ======             ======             ======
TOTAL INVESTMENT RETURN ..........................    0.68%              2.45%             16.54%             (7.84)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .............................. $15,736            $29,580           $318,247            $92,668
   Ratios to average net assets:
     Net investment income .......................   12.44%             12.29%             11.37%              9.34% 2
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ................    0.65%              0.68%                --%                --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ................    0.65%              0.65%              0.65%              0.65% 2
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ................    0.86%              0.72%              0.75%              0.82% 2
   Portfolio turnover rate .......................     175% 3             151%               180%               131%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Annualized.
3 Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 HIGH YIELD BOND FUND--                                                                              FOR THE PERIOD
 INVESTMENT CLASS                                                                                  SEPT. 15, 1998 1
                                                                 FOR THE YEARS ENDED OCTOBER 31,            THROUGH
                                                      2001               2000               1999      OCT. 31, 1998

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............  $ 8.23             $ 9.07             $ 8.71             $10.28
                                                    ------             ------             ------             ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .........................    0.94               1.10               1.00               0.11
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies ..................................   (0.91)             (0.84)              0.36              (1.57)
                                                    ------             ------             ------             ------
Total from investment operations .................    0.03               0.26               1.36              (1.46)
                                                    ------             ------             ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................   (0.96)             (1.10)             (1.00)             (0.11)
   Net realized gain from investment
     transactions ................................   (0.06)                --                 --                 --
                                                    ------             ------             ------             ------
Total distributions ..............................   (1.02)             (1.10)             (1.00)             (0.11)
                                                    ------             ------             ------             ------
NET ASSET VALUE, END OF PERIOD ...................  $ 7.24             $ 8.23             $ 9.07             $ 8.71
                                                    ======             ======             ======             ======
TOTAL INVESTMENT RETURN ..........................    0.29%              2.34%             16.07%              0.27%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..............................  $4,534             $3,128             $2,875                $81
   Ratios to average net assets:
     Net investment income .......................   12.12%             12.96%             11.24%             11.89% 2
     Expenses after waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ................    0.90%              0.91%                --%                --%
     Expenses after waivers and/or
        reimbursements (excludes interest
        expense paid by the Fund) ................    0.90%              0.90%              0.90%              0.90% 2
     Expenses before waivers and/or
        reimbursements (includes interest
        expense paid by the Fund) ................    1.11%              0.96%              1.00%              1.05% 2
   Portfolio turnover rate .......................     175% 3             151%               180%               131%

--------------------------------------------------------------------------------
1    Commencement of operations.
2    Annualized.
3 Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 HIGH YIELD BOND FUND--
 PREMIER CLASS                                                FOR THE YEAR ENDED
                                                              OCTOBER 31, 2001 1

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ..................................      $8.23
                                                                           -----
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ............................................       0.98
   Net realized and unrealized gain (loss) on investment transactions      (0.92)
                                                                           -----
Total from investment operations ....................................       0.06
                                                                           -----
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ............................................      (0.99)
   Net realized gain from investment transactions ...................      (0.06)
                                                                           -----
Total distributions .................................................      (1.05)
                                                                           -----
NET ASSET VALUE, END OF YEAR ........................................      $7.24
                                                                           =====
TOTAL INVESTMENT RETURN .............................................       0.68%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) ...........................   $330,849
   Ratios to average net assets:
     Net investment income ..........................................      12.53%
        Expenses after waivers and/or reimbursements
          (includes interest expense paid by the Fund) ..............       0.50%
        Expenses after waivers and/or reimbursements
          (excludes interest expense paid by the Fund) ..............       0.50%
        Expenses before waivers and/or reimbursements
          (includes interest expense paid by the Fund) ..............       0.71%
     Portfolio turnover rate ........................................        175% 2

--------------------------------------------------------------------------------
1    Commencement of operations was October 31, 2000.
2 Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Morgan Grenfell Investment Trust (the 'Trust') was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of eleven separate investment portfolios (collectively, the 'Funds'). The accompanying financial statements and notes thereto relate to Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

B. VALUATION OF SECURITIES
The Funds' investments are valued each business day using prices received from independent pricing services approved by the Trustees. Common and Preferred Stock in the High Yield Bond Fund listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Fund's assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Each of the Funds earns income, net of expenses, daily on its investment. Securities transactions are accounted for on a trade date basis. Realized gains and losses from the securities transactions are recorded on the identified cost basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Expenses are recorded as incurred. Income, gains and common expenses are allocated to each class based on its respective net assets. Class specific expenses are charged directly to each class.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Fund to amortize premium and discount on all fixed income securities. Management expects that there will be no impact to the Fund as a result of the adoption of these principles to the Funds' financial statements.

D. DISTRIBUTIONS
It is each Fund's policy to declare dividends daily and pay them monthly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by each Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Funds' investment advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Funds' custodian, and pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

The Funds may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

F. FOREIGN CURRENCY TRANSLATION
The books and records of the High Yield Bond Fund are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

The High Yield Bond Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The High Yield Bond Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

The High Yield Bond Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses, to the extent realized are treated as ordinary income or loss for federal income tax purposes.

G. FORWARD FOREIGN CURRENCY CONTRACTS
The High Yield Bond Fund may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Fund's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

H. SHORT SALES
The High Yield Bond Fund may sell securities it does not own in an attempt to profit from an anticipated decline in their value or in order to hedge portfolio positions. The High Yield Bond Fund borrows securities to complete the transaction. The High Yield Bond Fund maintains collateral with the lender of the securities in the form of cash and/or liquid securities. At October 31, 2001, the value of securities sold short amount to $113,197, and the value of the collateral deposited with the lender was $500,000.

I. FEDERAL INCOME TAXES
It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.
Each Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these difference are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of October 31, 2001 have been primarily attributed to foreign currency transactions, a redemption-in-kind transaction and distribution reallocations, and have been reclassified to the following accounts:

                              Undistributed   Accumulated
             Net Investment    Net Realized       Paid-in
Fund          Income (Loss)  Gains (Losses)       Capital
----         --------------  --------------   -----------
Fixed Income    $    18,492    $   (18,492)  $         --
Short-Term
  Fixed Income        1,619         (1,619)            --
High Yield Bond  (2,482,562)    13,613,172    (11,130,610)

J. CASH
Deposits held at Brown Brother's Harriman ('BBH'), the Fund's custodian, in a variable rate account are classified as cash. At October 31, 2001 the interest rate was 1.80%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

K. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or each Fund are allocated among the funds in the Trust or the classes in each Fund, respectively.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

L. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Under the Advisory agreement with the Trust, Deutsche Asset Management, Inc., ('DeAM, Inc.') serves as the Investment Advisor ('Advisor') for each Fund. Under the agreement, the Advisor receives on a monthly basis, a fee calculated at an annual rate based on the average daily net assets of each Fund as follows:

                                                 Annual
Fund                                               Fees
----                                             ------
Municipal Bond Fund                               0.40%
Short-Term Municipal Bond Fund                    0.40%
Fixed Income Fund                                 0.40%
Short-Term Fixed Income Fund                      0.40%
High Yield Bond Fund                              0.50%

The Trust entered into an administration agreement with DeAM, Inc. (the 'Administrator') an indirect wholly-owned subsidiary of Deutsche Bank AG, pursuant to which DeAM, Inc. will receive, on a monthly basis, a fee at an annual rate of 0.12% based upon the average daily net assets of each Fund.

The Advisor and Administrator have contractually agreed to reduce their fees and/or reimburse expenses for each Fund through February 28, 2003, to the extent necessary, to limit each Fund's operating expenses to a specified percentage of its average daily net assets as follows:

                      Institutional   Investment   Premier
Fund                         Shares       Shares    Shares
----                  -------------   ----------   -------
Municipal Bond Fund           0.55%        0.79%       --%
Short-Term
   Municipal Bond Fund        0.55%        0.80%       --%
Fixed Income Fund             0.55%        0.80%       --%
Short-Term
   Fixed Income Fund          0.55%          --%       --%
High Yield Bond Fund          0.65%        0.90%     0.50%

Certain officers of the Trust are affiliated with the Administrator or the Advisor. These individuals are not compensated by the Trust for serving in this capacity.

The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each fund that offers an Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Investment Class average daily net assets. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

The High Yield Bond Fund Institutional and Investment Classes implemented a redemption fee of 2%, whereby shareholders in these two classes are charged a redemption fee of 2% if they subscribe to the class and redeem or transfer their shares within 180 days.

NOTE 3--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments (excluding redemption in-kind transactions), other than short-term obligations, for the year ended October 31, 2001, were as follows:

Fund                           Purchases           Sales
----                           ---------           -----
Municipal Bond Fund       $  139,418,747  $  224,738,393
Short-Term Municipal
  Bond Fund                   98,210,323     107,481,825
Fixed Income Fund          1,290,891,170   1,335,773,283
Short-Term Fixed
  Income Fund                 56,251,168      41,032,969
High Yield Bond Fund         586,545,237     513,964,100

For federal income tax purposes, the tax basis of investments held, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation for all investments were as follows on October 31, 2001:

                                Tax    Unrealized    Unrealized
Fund                           Cost  Appreciation  Depreciation
----                           ----  ------------  ------------
Municipal Bond Fund    $447,265,219   $14,450,856   $ 1,229,328
Short-Term Municipal
  Bond Fund             154,438,849     3,079,310        58,515
Fixed Income Fund       726,214,842    42,097,582       854,721
Short-Term Fixed
  Income Fund            38,325,353       584,942        72,483
High Yield Bond Fund    355,677,534     9,945,361    33,836,836

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 4--CAPITAL SHARE TRANSACTIONS
At October 31, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

                                                                                                      Municipal Bond Fund
             ------------------------------------------------------------------------------------------------------------
                                           Institutional Class Shares                             Investment Class Shares
             --------------------------------------------------------    ------------------------------------------------
                                 For the                      For the                  For the                    For the
                              Year Ended                   Year Ended               Year Ended                 Year Ended
                        October 31, 2001             October 31, 2000         October 31, 2001           October 31, 2000
             ---------------------------  ---------------------------    ---------------------   ------------------------
                  Shares          Amount       Shares          Amount      Shares       Amount       Shares        Amount
             -----------   -------------  -----------   -------------    --------  -----------   ----------  ------------
Sold          13,214,296   $ 145,614,997   28,906,674   $ 307,700,344     711,188  $ 7,866,303    1,479,501  $ 15,767,665
Reinvested     1,926,426      21,215,228    2,163,359      23,054,790      50,881      560,564       56,444       601,043
Redeemed     (23,374,859)   (259,285,295) (41,680,031)   (442,751,352)   (738,407)  (8,190,273)  (1,051,099)  (11,145,258)
             -----------   -------------  -----------   -------------    --------  -----------   ----------  ------------
Net increase
   (decrease) (8,234,137)  $ (92,455,070) (10,609,998)  $(111,996,218)     23,662  $   236,594      484,846  $  5,223,450
             ===========   =============  ===========   =============    ========  ===========   ==========  ============

                                                                                           Short-Term Municipal Bond Fund
             ------------------------------------------------------------------------------------------------------------
                                           Institutional Class Shares                             Investment Class Shares
             --------------------------------------------------------    ------------------------------------------------
                                 For the                      For the                  For the                    For the
                              Year Ended                   Year Ended               Year Ended                 Year Ended
                        October 31, 2001             October 31, 2000         October 31, 2001           October 31, 2000
             ---------------------------  ---------------------------    ---------------------   ------------------------
                  Shares          Amount       Shares          Amount      Shares       Amount       Shares        Amount
             -----------   -------------  -----------   -------------    --------  -----------   ----------  ------------
Sold          10,478,429   $ 107,307,426   20,219,776   $ 205,663,032     958,722  $ 9,842,434       22,056    $ 223,437
Reinvested       653,475       6,700,635      516,174       5,233,132       1,531       15,725        1,187       12,034
Redeemed     (15,093,149)   (155,128,412) (12,431,358)   (125,891,365)   (380,423)  (3,893,799)     (30,798)    (312,579)
             -----------   -------------  -----------   -------------    --------  -----------   ----------  ------------
Net increase
   (decrease) (3,961,245)  $ (41,120,351)   8,304,592   $  85,004,799     579,830  $ 5,964,360       (7,555)   $ (77,108)
             ===========   =============  ===========   =============    ========  ===========   ==========  ============

                                                                                                        Fixed Income Fund
             ------------------------------------------------------------------------------------------------------------
                                           Institutional Class Shares                             Investment Class Shares
             --------------------------------------------------------    ------------------------------------------------
                                 For the                      For the                  For the                    For the
                              Year Ended                   Year Ended               Year Ended                 Year Ended
                        October 31, 2001             October 31, 2000         October 31, 2001           October 31, 2000
             ---------------------------  ---------------------------    ---------------------   ------------------------
                  Shares          Amount       Shares          Amount      Shares       Amount       Shares        Amount
             -----------   -------------  -----------   -------------    --------  -----------   ----------  ------------
Sold          19,690,373   $ 210,206,955   17,889,596   $ 180,896,990   2,853,231 $ 30,468,348    1,230,749  $12,376,239
Reinvested     3,640,923      38,618,780    5,243,652      52,858,974     122,730    1,307,484       58,579      591,381
Redeemed     (35,354,260)   (377,895,929) (68,353,201)   (691,441,964) (1,248,044) (13,432,162)    (699,840)  (7,042,548)
             -----------   -------------  -----------   -------------    --------  -----------   ----------  ------------
Net increase
   (decrease)(12,022,964)  $(129,070,194) (45,219,953)  $(457,686,000)  1,727,917 $ 18,343,670      589,488   $ 5,925,072
             ===========   =============  ===========   =============    ========  ===========   ==========  ============

                                         Short-Term Fixed Income Fund
             --------------------------------------------------------
                                           Institutional Class Shares
             --------------------------------------------------------
                                 For the                      For the
                              Year Ended                   Year Ended
                        October 31, 2001             October 31, 2000
             ---------------------------  ---------------------------
                  Shares          Amount       Shares          Amount
             -----------    ------------  -----------    ------------
Sold           4,632,998    $ 46,800,438    6,881,989    $ 68,270,962
Reinvested        46,420         469,158       39,870         395,880
Redeemed      (4,384,791)    (44,236,811)  (6,149,782)    (61,034,540)
             -----------    ------------  -----------    ------------
Net increase     294,627    $  3,032,785      772,077    $ 7,632,302
             ===========    ============  ===========    ============

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                                                                                     High Yield Bond Fund
             ------------------------------------------------------------------------------------------------------------
                                           Institutional Class Shares                             Investment Class Shares
             --------------------------------------------------------    ------------------------------------------------
                                 For the                      For the                  For the                    For the
                              Year Ended                   Year Ended               Year Ended                 Year Ended
                        October 31, 2001             October 31, 2000         October 31, 2001           October 31, 2000
             ---------------------------  ---------------------------    ---------------------   ------------------------
                  Shares          Amount       Shares          Amount      Shares       Amount       Shares        Amount
             -----------   -------------  -----------   -------------    --------  -----------   ----------  ------------
Sold           3,385,811    $ 26,931,363   10,717,231   $  97,331,373     800,046  $ 6,368,301    1,106,735  $ 10,304,730
Reinvested       321,065       2,517,847    4,155,518      37,846,981      63,226      493,350       53,871       493,135
Redeemed      (5,130,400)    (40,130,869) (46,330,540)   (393,600,057)   (617,207)  (4,912,316)  (1,097,345)  (10,250,705)
             -----------   -------------  -----------   -------------    --------  -----------   ----------  ------------
Net increase
   (decrease) (1,423,524)   $(10,681,659) (31,457,791)  $(258,421,703)    246,065  $ 1,949,335       63,261  $    547,160
             ===========   =============  ===========   =============    ========  ===========   ==========  ============

                                                 High Yield Bond Fund
             --------------------------------------------------------
                                                 Premier Class Shares
             --------------------------------------------------------
                                 For the                      For the
                              Year Ended                   Year Ended
                        October 31, 2001             October 31, 2000
             ---------------------------  ---------------------------
                  Shares          Amount       Shares          Amount
             -----------    ------------  -----------    ------------
Sold          26,739,041   $ 209,769,669   33,128,694    $272,456,160
Reinvested     4,099,773      31,823,524           --              --
Redemption
   in kind   (13,289,474)   (100,853,841)          --              --
Redeemed      (4,994,410)    (39,750,659)          --              --
             -----------    ------------  -----------    ------------
Net increase  12,554,930   $ 100,988,693   33,128,694    $272,456,160
             ===========    ============  ===========    ============

--------------------------------------------------------------------------------
1 Began operations on October 31, 2000.


NOTE 5--LINE OF CREDIT AGREEMENT
The Funds are participants in a revolving credit facility with Fleet National Bank in the amount of $50,000,000, which will expire on March 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for these Funds under the credit facility at October 31, 2001.


The following is a summary of borrowings made during the year ended October 31, 2001:

                               Weighted            Weighted
                   Maximum      Average             Average
                    Amount      Balance  Interest  Interest
Fund              Borrowed  Outstanding      Paid      Rate
----            ----------  -----------  --------  --------
Municipal
  Bond Fund     $5,120,000   $3,372,500    $2,594     3.51%
Short-Term
  Municipal
  Bond Fund      8,400,000    4,233,333     2,073     5.96%
Short-Term Fixed
  Income Fund    1,030,000    1,030,000        63     2.22%
High Yield Bond
  Fund           1,946,000      648,714       599     4.81%

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE6--FORWARD FOREIGN CURRENCY CONTRACTS
On October 31, 2001, High Yield Bond Fund had the following open forward foreign currency contracts outstanding:

                                                                                                        Unrealized
                                                                                                      Appreciation
                                                                                       Contract     (Depreciation)
Contracts to Deliver               In Exchange For         Settlement Date          Value (US$)              (US$)
------------------------------------------------------------------------------------------------------------------
Sales
------------------------------------------------------------------------------------------------------------------
Euro           525,000          US Dollar   $  478,800         11/08/01             $  472,849            $  5,951
Euro           232,065          US Dollar      213,964         11/08/01                209,013               4,951
Euro           666,000          US Dollar      604,395         11/08/01                599,843               4,552
Euro         5,385,648          US Dollar    4,801,305         11/08/01              4,850,665             (49,360)
Euro           169,157          US Dollar      153,003         11/08/01                152,354                 649
------------------------------------------------------------------------------------------------------------------
                                                                                         Total            $(33,257)
------------------------------------------------------------------------------------------------------------------
Contracts to Receive
------------------------------------------------------------------------------------------------------------------
Purchases
Euro           169,157          US Dollar   $  153,045         11/02/01             $  152,354             $  (691)
------------------------------------------------------------------------------------------------------------------
                                                                   Total Net Unrealized Depreciation      $(33,948)
------------------------------------------------------------------------------------------------------------------


NOTE 7--CAPITAL LOSS CARRYFORWARDS
At October 31, 2001, capital loss carryforwards available as a reduction against future net realized capital gains are as follows:

                                                                                         Capital Loss Carryforward
                                                   Net                                             Expiration Year
                                          Capital Loss       -----------------------------------------------------
Fund                                      Carryforward       2005        2006         2007        2008        2009
----                                      ------------       ----        ----         ----        ----        ----
Municipal Bond Fund                        $ 9,135,105       $ --     $    --        $  -- $ 9,135,105     $    --
Short-Term Municipal Bond Fund               1,487,661         --          --           --   1,487,661          --
Fixed Income Fund                            7,014,456         --          --           --   7,014,456          --
High Yield Bond Fund                        56,665,436         --   3,828,198    1,032,638  10,382,419  41,422,181

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 8--CONCENTRATION OF RISKS
Municipal Bond Fund and Short-Term Municipal Bond Fund invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. Although Municipal Bond Fund and Short-Term Municipal Bond Fund maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund invest primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.

Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund may have a concentration of their investments in financial companies.

High Yield Bond Fund invests in securities rated below investment grade, which typically involve risks not associated with higher rated securities. Yield on high yield debt securities reflect, among other things, perceived credit risk.

NOTE 9--REDEMPTION IN KIND
The High Yield Bond Fund satisfied a redemption request on December 8, 2000 with a transfer of securities and cash totaling $100,853,841. The Fund accounted for the transaction as a sale of securities which resulted in a loss to the Fund of $11,130,611 for financial reporting purposes.

NOTE 10--CONCENTRATION OF OWNERSHIP
From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

At October 31, 2001, there were two and two shareholders, respectively, who held 28% and 50% of the outstanding shares of the Short-Term Fixed Income Fund and High Yield Bond Fund, respectively.

--------------------------------------------------------------------------------

Domestic Fixed Income Funds
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Morgan Grenfell Investment Trust and Shareholders of Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund:



In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short-Term Fixed Income Fund, and High Yield Bond Fund (five of the Funds comprising Morgan Grenfell Investment Trust, hereafter referred to as the 'Funds') at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 7, 2001


--------------------------------------------------------------------------------
TAX INFORMATION For the Year Ended October 31, 2001

The amounts may differ from elsewhere in this report because of differences between tax and financial reporting requirements. For the fiscal year ended October 31, 2001, 97.40% and 95.08% of the income distribution paid by Municipal Bond Fund and Short-Term Municipal Bond Fund, respectively, was derived from federal tax-exempt interest obligations.

TAXPAYERS FILING ON A CALENDAR YEAR BASIS WILL RECEIVE TAX INFORMATION FOR THE 2001 CALENDAR YEAR AFTER YEAR END.

Of the ordinary distributions made during the year ended October 31, 2001 the following percentages have been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

Short-Term Fixed Income Fund                        5.97%
Fixed Income Fund                                  13.02%

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                    PO BOX 219210
                    KANSAS CITY, MO 64121-9210
or call toll-free:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Funds.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Municipal Bond Fund--Institutional Class                 CUSIP #61735K810
Municipal Bond Fund--Investment Class                    CUSIP #61735K737
Short-Term Municipal Bond Fund--Institutional Class      CUSIP #61735K794
Short-Term Municipal Bond Fund--Investment Class         CUSIP #61735K729
Fixed Income Fund--Institutional Class                   CUSIP #61735K836
Fixed Income Fund--Investment Class                      CUSIP #61735K760
Short-Term Fixed Income Fund--Institutional Class        CUSIP #61735K828
High Yield Bond Fund--Institutional Class                CUSIP #61735K646
High Yield Bond Fund--Investment Class                   CUSIP #61735K596
High Yield Bond Fund--Premier Class                      CUSIP #61735K547
                                                         DOMFIANN (10/01)
                                                         Printed 12/01
Distributed by:
ICC Distributors, Inc.